UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.    )
___________________

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
Koppers Holdings Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

KOPPERS HOLDINGS INC.
NOTICE OF
2026
ANNUAL MEETING &
PROXY STATEMENT
March 27, 2026
Dear Fellow Shareholder:
You are cordially invited to attend the 2026 Annual Meeting of Shareholders of Koppers Holdings Inc. (Koppers). The
meeting will be held via a live virtual meeting webcast on Thursday, May 7, 2026, beginning at 10:00 a.m. Eastern
Daylight Time.
Purpose of Our Meeting
The purpose of the meeting will be to elect eight directors, to approve an amendment to our Amended and Restated
Employee Stock Purchase Plan, to hold an advisory vote on named executive officer compensation and to ratify the audit committee’s appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2026.
This booklet includes the Notice of Annual Meeting and Proxy Statement. The proxy statement describes the business we will conduct at the meeting and provides information about Koppers that you should consider when you vote your shares.
Also enclosed is our Annual Report, which includes our consolidated financial statements for 2025.
Your Vote is Important
Your vote is important regardless of how many shares you own, and I urge you to vote your shares. Whether or not you plan to attend the annual meeting, please provide your proxy via Internet, telephone or sign, date and return the proxy card in the enclosed envelope to make sure that your shares are voted at the meeting. Voting your shares by proxy does not limit your right to be present at the virtual annual meeting and vote your shares electronically during the virtual annual meeting.
I appreciate your continued confidence in Koppers.
Sincerely,
Leroy M. Ball
Chief Executive Officer and Chair of the
Board of Directors
NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
DATE/TIME
Thursday,
May 7, 2026
10:00 a.m.
Eastern Daylight
Time
PROPOSALS
To elect eight members of our board of directors.
To approve an amendment to our Amended and Restated
Employee Stock Purchase Plan.
To approve an advisory resolution on our named executive
officer compensation.
To ratify the appointment of KPMG LLP as our independent
registered public accounting firm for fiscal year 2026.
We will also transact any other business that is properly raised at the meeting or any adjournment of the meeting.
1
2
3
4
LOCATION
https://meetnow.
global/MRHZTGZ
There will be no in-person annual meeting. The meeting will be held virtually over the Internet and you will be able to attend and participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting https://meetnow.global/MRHZTGZ. The meeting will begin promptly at 10:00 a.m. Eastern Daylight Time and online access will open 15 minutes prior to allow time to log-in. Please follow these instructions to attend and participate in the annual meeting online:
Registered Shareholders:
If your shares are registered in your name with our transfer agent and you wish to attend the virtual annual meeting, please use the website set forth above and the voter control number that is located on your proxy card to log-in to the meeting at the date and time set forth above.
Beneficial Shareholders (those holding shares through a bank, broker or other holder of record):
If you hold your shares through an intermediary, such as a bank, broker or other holder of record, there are two ways to attend the virtual annual meeting:
1.Use the voter control number provided by your bank, broker or other holder of record: You may receive a voter control number along with the voting instruction form provided by your bank, broker or other holder of record that will enable you to register online to attend, ask questions and vote at the virtual annual meeting. If you receive a voter control number from your bank, broker or other holder of record, in order to attend the virtual annual meeting, please use the website set forth above and the voter control number that you receive from such intermediary to log-in to the meeting at the date and time set forth above.
Please note, however, that this option is intended to be provided as a convenience to beneficial shareholders and will not be available to all beneficial shareholders because only certain intermediaries provide a voter control number along with the voting instruction form. The inability to provide this option to any or all beneficial shareholders in no way impacts the validity of the virtual annual meeting. All beneficial shareholders, including those who do not receive a voter control number from an intermediary, may choose to obtain a legal proxy as set forth below.
2.Obtain a legal proxy: Register in advance to attend the virtual annual meeting by submitting proof of your proxy power (legal proxy) reflecting your Koppers holdings along with your name and email address to Computershare at the email address provided below. You can obtain a legal proxy by contacting your account representative at the bank, broker or other holder of record that holds your shares.
Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Daylight Time on
Monday, May 4, 2026. You will receive a confirmation of your registration by email with a voter control number after we receive your valid registration materials. In order to attend the virtual annual meeting, please use the website set forth above and the voter control number that you receive to log-in to the meeting at the date and time set forth above. Requests for registration should be directed to Computershare by forwarding the email from your broker granting you a legal proxy, or attaching a legible photograph of your legal proxy, to legalproxy@computershare.com.
We have designed the virtual annual meeting to provide similar opportunities to participate as you would have at an in-person meeting. In order to maintain the interactive nature of the virtual annual meeting, virtual attendees are able to:
•Vote using the online meeting website; and
•Submit questions during the meeting.
How to Cast Your Vote:
You may vote your shares by proxy or electronically during the virtual annual meeting. If you are a shareholder of record, to vote your shares by proxy, you must provide your proxy via one of the following methods:
MAIL
INTERNET
TELEPHONE
Complete, sign and date the
proxy card and return it in the
postage prepaid envelope
provided.
www.investorvote.com/KOP
Follow the instructions
on the proxy card.
If you are a beneficial owner, you must complete, sign and date the voting instructions included in the package from your bank, broker or other holder of record and return those instructions to the bank, broker or other holder of record.
Any proxy may be revoked at any time prior to its exercise at the virtual annual meeting.
Record Date:
You can vote if you were a shareholder of record on March 16, 2026.
If the annual meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned annual meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the annual meeting is adjourned for one or more periods aggregating at least fifteen (15)
days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened annual meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this Notice of Annual Meeting of Shareholders.
Admission to the Meeting:
You will not be able to attend the annual meeting in person. To attend the virtual annual meeting, please follow the instructions above.
Your Vote Is Important
Whether or not you plan to attend the meeting, please promptly provide your proxy via Internet, telephone or by completing, dating, signing and returning the accompanying proxy card promptly so that we can be assured of having a quorum present at the meeting and so that your shares may be voted in accordance with your wishes.
Important Notice Regarding the Availability of Proxy
Materials for the Annual Meeting of Shareholders to be Held on May 7, 2026
A complete copy of this proxy statement and our annual report for the year ended December 31, 2025 are also available at https://materials.proxyvote.com/50060P.
By Order of the Board of Directors
Stephanie L. Apostolou
Chief Legal and Sustainability
Officer and Secretary
March 27, 2026

KOPPERS HOLDINGS INC.	v
2026 Proxy Summary
This 2026 Proxy Summary highlights certain information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider before voting, and we strongly encourage you to carefully read the entire proxy statement before voting.
General Information About This Annual Meeting

Date and Time:	Thursday, May 7, 2026 at 10:00 a.m. Eastern Daylight Time

Location:
There will be no in-person annual meeting. The meeting will be held virtually over the Internet at the following website: https://meetnow.global/MRHZTGZ. To participate in the virtual annual meeting, please follow the instructions in the Notice of Annual Meeting of Shareholders above.

Record Date:	March 16, 2026

Voting:	Shareholders as of the record date have one vote for each share held on the record date for each proposal.
Proposals to be Considered and Board Voting Recommendations

Proposal	Board Voting Recommendation	Page Reference

•Elect eight members of the board of directors, each to serve on our board for a one-year term or until their respective successors are duly elected and qualified	FOR each director nominee	1
•Approve an amendment to our Amended and Restated Employee Stock Purchase Plan	FOR	50
•Approve an advisory resolution on our named executive officer compensation	FOR	55
•Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2026	FOR	56

Board Nominees
Current lead independent director Albert J. Neupaver will not stand for re-election to the board at the 2026 annual meeting.
Under the retirement age criteria of our corporate governance guidelines, Mr. Neupaver is ineligible for re-election at this annual meeting, and he will retire from the board of directors effective at the 2026 annual meeting. Effective immediately following the
2026 annual meeting on May 7, 2026, the board has appointed Traci L. Jensen to serve as lead independent director. Following the annual meeting, the size of the board will be reduced to eight members.

				Current Committee Memberships of Director Nominees

Name	Age	Director Since	Independent	Audit	Management Development and Compensation	Nominating and Corporate Governance	Strategy and Risk(1)	Sustainability

Leroy M. Ball (Chair)	57	2015	No
Xudong Feng, Ph.D.	67	2009	Yes					(Chair)
Traci L. Jensen	59	2018	Yes
David L. Motley	67	2018	Yes			(Chair)
Laura J. Posadas	50	2025	Yes
Andrew D. Sandifer	56	2023	Yes	(Chair)
Nishan J. Vartanian	66	2024	Yes
Sonja M. Wilkerson	65	2018	Yes		(Chair)
(1)Mr. Neupaver served as chair of the strategy and risk committee in 2025 and is expected to continue serving in that role until his retirement from the board effective at the 2026 annual meeting.

vi	2026 Proxy Statement
2026 PROXY SUMMARY
Board Nominee Skills and Experience Summary
The board believes that a complementary balance of knowledge, experience and capability will best serve the company and its shareholders. The table below summarizes the types of experience, qualifications, attributes and skills the board believes to be desirable because of their particular relevance to the company’s business and structure. In order to attribute various skills, experience levels and other characteristics to the director nominees, the company has followed both objective and subjective criteria, striving first to use objective criteria for each category based on information collected from each director nominee.
Each director nominee is then given an opportunity to comment on their assigned attributes for potential revision. While all of these factors were considered by the board with respect to each director nominee, the following table does not encompass all the experience, qualifications, attributes or skills of our director nominees. More information on each director nominee’s qualifications and background is included in the director nominee biographies beginning on page 3.
Wilkerson
Vartanian
Sandifer
Motley
Jensen
Posadas
Feng
Ball

Independent
Global Experience
Manufacturing Experience
CEO Experience
Sales & Marketing Experience
Specialty Chemicals Technical Experience
Technology Knowledge/Experience
Governance and Legal Experience
Enterprise Risk Management/Regulatory/Compliance Experience
Manufacturing Technology of the Future
Workforce of the Future
Wood or Coatings Industry Experience
Strategy
Innovation
Mergers and Acquisitions

KOPPERS HOLDINGS INC.	vii
2026 PROXY SUMMARY
2025 Performance Highlights1
2025 SUMMARY OF KEY METRICS
Named one of
America's Best
Midsize
Companies
by TIME magazine and
Statista
$56.0M
$256.7M
$1.88B
Best-Ever
Safety Rate
Consolidated sales:
$1.88B vs. $2.09B
in prior year
Net income attributable to
Koppers: $56.0M vs. $52.4M
in prior year
Adjusted EBITDA:
$256.7M vs. $261.6M
in prior year
6th Year
Named to
Newsweek’s
Most Responsible
Companies
3rd Year Named
to USA TODAY’s
list of America’s
Climate Leaders
$122.5M*
$2.74
$4.07
Operating cash flow:
$122.5M* vs. $119.4M
in prior year
Diluted EPS:
$2.74 vs. $2.46
in prior year
Adjusted EPS:
$4.07 vs. $4.11
in prior year
*Included $12.0M cash use for payments
associated with termination of company's
U.S. pension plan
(1)The adjustments to earnings before interest, taxes, depreciation and amortization (“EBITDA”) and earnings per share (“EPS”), as well as reconciliations to the most directly comparable generally accepted accounting principles ("GAAP") measures, are set forth in
Appendix B of this proxy statement.
Executive Compensation Highlights
We have implemented a strong pay-for-performance compensation program, while striving to pay our executives competitively and align our compensation program with our business strategies. A significant portion of the total compensation of our named executive officers (“NEOs”) is based on performance and at-risk, such that our NEOs receive higher compensation when they exceed our goals and lower compensation when they do not meet our goals.
Our executive compensation program provides a mix of base salary, an annual cash incentive and long-term equity incentives. The annual cash incentive is a variable annual cash incentive opportunity under our amended and restated annual incentive plan (“AIP”)
based upon weighted adjusted EBITDA and modified net working capital as a percentage of sales. Approximately 75 percent of the total dollar value of our CEO’s long-term equity incentive award, approximately 50 percent for our President and Chief Transformation Officer and approximately 35 percent for our other NEOs, consists of performance-based restricted stock units (“PSUs”) (assuming target achievement). The remainder of the long-term equity incentive award for our CEO and other NEOs consists of time-based restricted stock-units (“RSUs”). In addition, for 2025, 100 percent of Mr. Ball's and two-thirds of our other NEOs' annual cash incentive opportunity was converted into a special TSR PSU award ("Rollover TSR PSUs"), the value of which was increased by 10 percent for our NEOs other than Mr. Ball. For more information regarding Rollover TSR PSUs, please see Long-Term Equity Incentives below.
For 2025, the total direct compensation of our NEOs was heavily weighted towards variable, at-risk compensation that is tied to performance, with approximately 84 percent of our CEO’s total pay at risk (approximately 69 percent being performance-based) and approximately 71 percent of our other NEOs’ average total pay at risk (approximately 43 percent being performance-based). Total direct compensation is computed in accordance with U.S. Securities and Exchange Commission ("SEC") regulations applicable to disclosure of NEO compensation in the Summary Compensation Table located in the NEO compensation disclosures below minus amounts reported in the Summary Compensation Table for Changes in Nonqualified Deferred Compensation Earnings and All Other
Compensation.

Base Salary 29%
RSUs 28%
EBITDA PSUs 12%
TSR PSUs* 27%
AIP 4%

Base Salary
16%
RSUs
15%
EBITDA
PSUs
15%
TSR
PSUs*
54%

Other NEOs
Average 2025
Total Direct
Compensation
CEO 2025
Total Direct
Compensation
* Includes Rollover TSR PSUs.

viii	2026 Proxy Statement
2026 PROXY SUMMARY
Key Pay-for-Performance and Compensation Risk Management Features
•Majority of NEO pay at-risk
•PSU payouts based on two multi-year performance
objectives each applicable to a portion of the awards
and a three-year service requirement
•PSUs not earned unless threshold levels of
performance met or surpassed
•Robust stock ownership and stock retention
guidelines for executive officers
•Caps on performance-based cash and equity
incentive compensation
•Annual review and approval of executive
compensation strategy
•Annual “say on pay” vote
•Limited perquisites, most of which are for business-
related purposes
Historical “Say on Pay” Votes
Our management development and compensation committee believes that the historical results of our “say on pay” votes affirm our shareholders’ support of our executive compensation program. Nevertheless, the committee regularly reviews and adjusts the program as needed to ensure it remains competitive and aligned with the best interests of the company and its stakeholders.
Corporate Governance Highlights

Majority Voting and Director Resignation Policy	Yes	Majority Independent Board	Yes

Term Limits for Directors (other than CEO)	15 years	Stock Ownership Guidelines for Directors	Yes

Age Limits for Directors	75	Stock Ownership Requirements for Executive Officers	Yes

Declassified Board Structure	Yes	Clawback Policy	Yes

Annual Board and Committee Self-Evaluations	Yes	Corporate Governance Guidelines	Yes

Poison Pill	No	Strong Board Attendance	96%

TABLE OF CONTENTS

PROXY STATEMENT		2025 Non-qualified Deferred Compensation ..............	34
		Potential Payments upon Termination or
PROXY SUMMARY	v	Change in Control ...........................................................	35
General Information About This Annual		Director Compensation ...................................................	39
Meeting ...............................................................................	v	Stock Ownership Guidelines for Our Non-
Proposals to be Considered and Board Voting		Employee Directors .........................................................	41
Recommendations ............................................................	v	2025 Pay Ratio Disclosure ............................................	41
Board Nominees ................................................................	v	Compensation Committee Interlocks and
Board Nominee Skills and Experience Summary ........	vi	Insider Participation ........................................................	42
2025 Performance Highlights ..........................................	vii	2025 Pay Versus Performance Disclosure ..................	43
Executive Compensation Highlights ...............................	vii
Corporate Governance Highlights ..................................	viii	TRANSACTIONS WITH RELATED
		PERSONS	47
PROXY ITEM 1 — PROPOSAL FOR ELECTION OF DIRECTORS	1
		LONG-TERM EQUITY INCENTIVE AWARD GRANT PRACTICES	48
General ...............................................................................	1
Vote Required ....................................................................	1
Director Qualifications ......................................................	1	AUDITORS	49
Biographical Summaries of Director Nominees ............	3
Board Meetings and Committees ...................................	7	PROXY ITEM 2 — PROPOSAL TO APPROVE
		AN AMENDMENT TO OUR AMENDED AND
CORPORATE GOVERNANCE MATTERS	9	RESTATED EMPLOYEE STOCK PURCHASE
Corporate Governance Guidelines .................................	9	PLAN	50
Director Independence .....................................................	9
Board Leadership Structure .............................................	10	EQUITY COMPENSATION PLANS	54
Executive Sessions ...........................................................	11
Risk Oversight ....................................................................	11	PROXY ITEM 3 — PROPOSAL TO
Code of Conduct and Code of Ethics .............................	12	APPROVE AN ADVISORY RESOLUTION
Sustainability ......................................................................	12	ON OUR NAMED EXECUTIVE OFFICER
Communications with the Board .....................................	14	COMPENSATION	55
Nomination Procedures ....................................................	14
Committee Reports to Shareholders ..............................	15	PROXY ITEM 4 — PROPOSAL TO
Audit Committee Report ...............................................	15	RATIFY THE APPOINTMENT OF
Management Development and		KPMG LLP AS OUR INDEPENDENT
Compensation Committee Report ..............................	15	REGISTERED PUBLIC ACCOUNTING
		FIRM FOR FISCAL YEAR 2026	56
COMMON STOCK OWNERSHIP	16
Director and Executive Officer Stock		GENERAL MATTERS	57
Ownership ..........................................................................	16	Annual Meeting Q&A ......................................................	57
Beneficial Owners of More Than Five Percent .............	17	Shareholder Proposals for the Next Annual
		Meeting .............................................................................	61
EXECUTIVE AND DIRECTOR
COMPENSATION	18	APPENDIX A — PROPOSED FIRST
Compensation Discussion and Analysis ........................	18	AMENDMENT TO KOPPERS HOLDINGS
Summary Compensation Table .......................................	29	INC. AMENDED AND RESTATED
2025 Grants of Plan Based Awards ...............................	31	EMPLOYEE STOCK PURCHASE PLAN	A-1
Outstanding Equity Awards at Fiscal Year-
End ......................................................................................	32	APPENDIX B — UNAUDITED
2025 Option Exercises and Stock Vested .....................	34	RECONCILIATIONS OF NON-GAAP
		FINANCIAL MEASURES	B-1

KOPPERS HOLDINGS INC.	1
PROXY ITEM 1 — PROPOSAL FOR ELECTION OF
DIRECTORS
General
We are asking shareholders to elect the eight nominees named in this proxy statement to serve on the board of directors of
Koppers Holdings Inc. (the “company,” “Koppers,” “we” or “us”) until the 2027 Annual Meeting of Shareholders or until their successors have been duly elected and qualified.
Current lead independent director Albert J. Neupaver will not stand for re-election to the board. Under the retirement age criteria of our corporate governance guidelines, Mr. Neupaver is ineligible for re-election at this annual meeting, and he will retire from the board of directors effective at the 2026 annual meeting. Following the annual meeting, the size of the board will be reduced to eight members.
Each nominee currently serves on our board of directors and has been nominated for election by our nominating and corporate governance committee and approved by our board. The board has nominated Leroy M. Ball, Xudong Feng, Ph.D., Traci L.
Jensen, David L. Motley, Laura J. Posadas, Andrew D. Sandifer, Nishan J. Vartanian and Sonja M. Wilkerson for election.
Each nominee who is elected as a director will hold office for the length of their term or until the director’s death, resignation, incapacity or until the director’s successor shall be elected and shall qualify. Vacancies on the board of directors, including vacancies resulting from an increase in the number of directors, will be filled by a majority vote of the directors then in office, even if less than a quorum.
As set forth in our corporate governance guidelines, all directors, other than our CEO, who are first elected to the board of directors after August 2, 2017, will have a term limit of 15 years, unless the board approves an exception to this limit, which the board has the authority to do on a case-by-case basis. In addition, a director will not be eligible to stand for re-election as a director where he or she has reached the age of 75 before the date of election, unless the board approves an exception to this guideline, which the board has the authority to do on a case-by-case basis.
Vote Required
In any uncontested election of directors, each director will be elected if more votes are cast “for” the director’s election than are cast “against” the director’s election, with abstentions and broker non-votes not being counted as a vote cast either “for” or
“against” the director’s election. A plurality standard will apply in any contested election of directors, which is an election in which the number of nominees for director exceeds the number of directors to be elected.
If any incumbent director fails to receive a majority of the votes cast in any uncontested election, the director will be required to tender his or her resignation to the board of directors within ten days following certification of the election results. The nominating and corporate governance committee of the board of directors, or such other committee as the board may designate, will then recommend to the board whether to accept or reject such director’s resignation, or whether other action should be taken, as determined in accordance with our corporate governance guidelines. The nominating and corporate governance committee may consider any factors it considers appropriate or relevant in considering whether to accept or reject a director’s resignation, or whether other action should be taken. The board will act on the nominating and corporate governance committee’s recommendation and publicly disclose its decision within 120 days following the date of the certification of the election results.
The director who tenders his or her resignation will not participate in either the committee’s or the board’s decision with respect to such resignation. If the tendered resignation is accepted by the board, the board may fill the resulting vacancy or decrease the number of directors comprising the board in accordance with our bylaws.
Your proxy will be voted “FOR” the election of the nominees set forth in the proxy card, unless you vote against, or abstain from voting for or against, one or more of them. If any nominee is unable or unwilling to stand for election, your proxy authorizes us to vote for a replacement nominee if the board names one.
Director Qualifications
There are no specific minimum qualifications a nominee must meet in order to be recommended for the board. However, our nominating and corporate governance committee seeks to establish, as required by the committee’s charter, a board that consists of individuals from varied educational and professional experiences and backgrounds that, when taken as a whole, provide meaningful counsel to management. Board candidates are considered based upon various criteria, such as their broad-
based business skills and experiences, prominence and reputation in their profession, global business perspective, concern for the long-term interests of our shareholders and personal integrity, values and judgment — all in the context of an assessment of the perceived needs of the board. In addition, directors must have significant time available to devote to board activities and to enhance their knowledge of our business. Our nominating and corporate governance committee considers the different skills, backgrounds and experience of our board as a whole.

2	2026 Proxy Statement
PROXY ITEM 1 — PROPOSAL FOR ELECTION OF DIRECTORS
Our nominating and corporate governance committee believes each member of our board of directors possesses the individual qualities necessary to serve on the company’s board of directors, including high personal and professional ethical standards and integrity, honesty and good values. Our directors are highly educated, have varied skills, backgrounds and experience, and extensive track records of success in what we believe are highly relevant positions with large international companies and major private and public institutions. They have each demonstrated an ability to exercise sound judgment and have exhibited a commitment of service to the company and to the board, and each of our directors possesses strong communication skills. In addition, we believe that each director brings the skills, experience and perspective that, when combined, creates a board that possesses the requirements necessary to oversee the company’s business. Each nominee’s particular experience, qualifications, attributes and skills that led the board to conclude that such nominee should serve as a director for the company are set forth below. The committee reviews the board membership criteria and modifies them as necessary each year.
The board recommends a vote “FOR” the election of all eight director nominees.

KOPPERS HOLDINGS INC.	3
PROXY ITEM 1 — PROPOSAL FOR ELECTION OF DIRECTORS
Biographical Summaries of Director Nominees
LEROY M. BALL
Experience, Qualifications, Attributes or Skills:
Mr. Ball has served as Chief Executive Officer of the company and Koppers Inc., our wholly-owned subsidiary, since January 2024, and as Chair of the board of directors of the company, since May 2025. Mr. Ball previously served as President and Chief
Executive Officer of the company and Koppers Inc. from January 2015 through
December 2023. Mr. Ball has been a director of Koppers Inc. since May 2013. Mr. Ball has served as a director of ATI Inc., a publicly traded company and global manufacturer of technically advanced specialty materials and complex components, since February
2019, and as a director of Highmark Inc., a health insurance organization and independent licensee of the Blue Cross Blue Shield Association, since January 2023.
Mr. Ball has significant leadership experience in global businesses and valuable financial expertise and experience. As the only current management representative on our board, Mr. Ball enhances board discussions by providing an insider’s perspective on the company’s business, operations and strategic direction and insight into all aspects of the company’s business.
AGE: 57
DIRECTOR SINCE: 2015
COMMITTEES:
•Sustainability
Other Public Company
Directorships:
•ATI Inc.
XUDONG FENG, PH.D.
Experience, Qualifications, Attributes or Skills:
Dr. Feng served as Director of Science and Technology and Global Analytical Sciences
of PPG Industries, Inc., a publicly traded global supplier of paints, coatings, optical products, and specialty materials, from May 2020 to June 2023. From June 2018 to May
2020, Dr. Feng served as Director of Research, Industrial and Packaging Coatings of
PPG Industries, Inc. Dr. Feng has served as sole owner of Double Stallion Consulting
LLC since October 2025, through which she provides management and innovation consulting services.
Dr. Feng holds a Ph.D. in inorganic chemistry, which has provided her with a strong technical background and expertise in the specialty chemicals industry. Dr. Feng’s technical and industry experience, her experience in risk management and regulatory compliance, and her knowledge of environmental risks and best practices, developed through her leadership positions with PPG Industries, Inc., The University of Chicago
Pritzker School of Molecular Engineering, Bayer MaterialScience LLC and Lanxess
Corporation, provide an invaluable perspective to the board’s discussions.
AGE: 67
DIRECTOR SINCE: 2009
COMMITTEES:
•Management Development
and Compensation
•Nominating and Corporate
Governance
•Sustainability (Chair)
Other Public Company
Directorships:
•None

4	2026 Proxy Statement
PROXY ITEM 1 — PROPOSAL FOR ELECTION OF DIRECTORS
TRACI L. JENSEN
Experience, Qualifications, Attributes or Skills:
Ms. Jensen served as Executive Vice President and Chief Administrative Officer of H.B.
Fuller Company, a publicly traded global adhesives manufacturer, from December 2022 to December 2024. Ms. Jensen served as Vice President, Global Business Process
Improvement at H.B. Fuller Company from January 2020 through December 2022, and as Senior Vice President, Global Construction Adhesives at H.B. Fuller Company from
September 2016 to January 2020. Since January 2026, Ms. Jensen has served as a director of Teckrez, LLC, a private company that develops, markets and stocks tackifier resins and acrylic monomers. Additionally, Ms. Jensen serves on the Dean’s Council of the Indiana University Kelley School of Business, and previously served on the board of the H.B. Fuller Foundation and as Executive Committee Chairman on the Adhesives
and Sealants Council.
Ms. Jensen brings to the board robust experience in international operations within the chemicals industry and unique chemicals industry insights, developed through her leadership responsibilities in areas such as manufacturing, strategic sourcing, sales, marketing, research and development, mergers and acquisitions, and human resources.
In particular, Ms. Jensen’s international expertise contributes to the board’s consideration of our global operations.
AGE: 59
DIRECTOR SINCE: 2018
COMMITTEES:
•Management Development
and Compensation
•Nominating and Corporate
Governance
•Strategy and Risk
Other Public Company
Directorships:
•None
DAVID L. MOTLEY
Experience, Qualifications, Attributes or Skills:
Mr. Motley has served as General Partner of BTN Ventures, a Pittsburgh, Pennsylvania-
based venture fund, investing nationally in pre-seed and seed stage software companies, since January 2021. In addition, Mr. Motley has served as Managing
Partner with BlueTree Venture Fund, a venture fund based in Pittsburgh, Pennsylvania, since April 2012, and as Chief Executive Officer and President of MCAPS, LLC, a
professional services company, since January 2018. Mr. Motley is an experienced board member, having served as a director of F.N.B. Corporation, a public financial services corporation, since July 2013, and as a director of Coherent Corp., a publicly traded materials, networking and photonics company, since February 2021. Mr. Motley also served as a director of Deep Lake Capital Acquisition Corp., a formerly publicly listed special purpose acquisition company, from January 2021 to January 2023.
During his corporate career, Mr. Motley has served in various leadership roles involving strategic planning, business group management, mergers and acquisitions and corporate portfolio management. With more than 30 years of experience across multiple industries, Mr. Motley began with technical roles with PPG Industries Chemicals Division and culminated in vice president and group management roles with Philips Respironics and Covidien, Inc. Mr.  Motley also serves as board chair of SRI, Inc. (formerly known as
Stanford Research Institute), one of the foremost research entities in the country. Mr.
Motley’s knowledge and experience in corporate strategy, mergers and acquisitions and other corporate growth initiatives deliver valuable insight to the board and enhance Mr.
Motley’s ability to evaluate these matters as a member of our board.
AGE: 67
DIRECTOR SINCE: 2018
COMMITTEES:
•Audit
•Nominating and Corporate
Governance (Chair)
•Strategy and Risk
Other Public Company
Directorships:
•F.N.B. Corporation
•Coherent Corp.

KOPPERS HOLDINGS INC.	5
PROXY ITEM 1 — PROPOSAL FOR ELECTION OF DIRECTORS
LAURA J. POSADAS
Experience, Qualifications, Attributes or Skills:
Ms. Posadas has served as Chief Executive Officer of Canlak Coatings Inc., a formulator and manufacturer of high-quality wood coating systems, since October 2024.
Ms. Posadas served as Chief Commercial Officer of Matrix Adhesives Group, a provider of advanced adhesive and sealant solutions, from January 2023 to October 2024, and as Regional President, Americas of Castrol for BP p.l.c., the global integrated energy company, from December 2019 to December 2022.
Ms. Posadas also serves on the board of directors and chairs the advisory arm of
Coqual, a global think tank that helps companies redesign how they work and lead. Ms.
Posadas brings to the board more than twenty years of experience in global leadership roles within the specialty chemicals industry, through which she has demonstrated a proven ability to drive innovation, operational excellence and strategic growth.
AGE: 50
DIRECTOR SINCE: 2025
COMMITTEES:
•None
Other Public Company
Directorships:
•None
ANDREW D. SANDIFER
Experience, Qualifications, Attributes or Skills:
Mr. Sandifer has served as Executive Vice President and Chief Financial Officer of FMC
Corporation, a publicly traded global agricultural sciences company, since May 2018. Mr.
Sandifer serves on the board of trustees of Germantown Academy, a private school near
Philadelphia, Pennsylvania, where he is a member of the finance and audit committees.
He was a member of the board of directors of Philabundance, the leading hunger relief organization in the Delaware Valley, from 2014 to 2022, serving as board treasurer and chair of the finance committee from 2017 to 2022.
Mr. Sandifer brings to the board broad international business experience guiding organizations through major transitions, including mergers and acquisitions, strategic realignment, restructuring and enterprise resource planning system implementation. His experience spans multiple industry sectors, with an emphasis on technology-driven product and materials businesses.
AGE: 56
DIRECTOR SINCE: 2023
COMMITTEES:
•Audit (Chair)
•Management Development
and Compensation
•Nominating and Corporate
Governance
Other Public Company
Directorships:
•None

6	2026 Proxy Statement
PROXY ITEM 1 — PROPOSAL FOR ELECTION OF DIRECTORS
NISHAN J. VARTANIAN
Experience, Qualifications, Attributes or Skills:
Mr. Vartanian has served as the Chairman of MSA Safety Incorporated (“MSA”), a publicly traded global developer, manufacturer and supplier of safety products and software that protect people and facility infrastructures, since May 2024. Since joining
MSA in 1985, Mr. Vartanian has served in a variety of roles of increased responsibility, including as President of MSA North America, and Senior Vice President and President
of MSA Americas. Mr. Vartanian served as the Chairman and Chief Executive Officer of
MSA from June 2023 to May 2024 and as the Chairman, President and Chief Executive
Officer of MSA from May 2020 to May 2023. Mr. Vartanian has served as a director of
MSA since December 2017, and as a director of Highmark Health, a national blended health organization headquartered in Pittsburgh, Pennsylvania, since July 2024. Mr.
Vartanian serves on the board of trustees for the International Association of Firefighters
Foundation. He is also a director of the Federal Reserve Bank of Cleveland, Pittsburgh
Branch.
Mr. Vartanian brings to the board a wealth of first-hand knowledge and experience in global markets, with particular specialization in safety-related products and practices. He has extensive executive management experience in the manufacturing industry, including in the oversight and execution of business strategy, product development, marketing, sales and finance.
AGE: 66
DIRECTOR SINCE: 2024
COMMITTEES:
•Audit
•Strategy and Risk
•Sustainability
Other Public Company
Directorships:
•MSA Safety Incorporated
SONJA M. WILKERSON
Experience, Qualifications, Attributes or Skills:
Ms. Wilkerson has served as the Executive Vice President and Chief People Officer of
Bloom Energy Corporation, a public company which designs, manufactures and sells solid-oxide fuel cell systems, since January 2019. From December 2016 to January
2019, Ms. Wilkerson served as the Senior Vice President, Human Resources, at Infinera
Corporation, a vertically integrated packet-optical solutions provider serving the largest network operators in the world. From November 2014 to December 2016, Ms. Wilkerson served as Vice President, Human Resources, at Hewlett Packard Enterprise Company.
From October 2004 to October 2014, Ms. Wilkerson served as Director, Human
Resources, at Cisco Systems, Inc.
Ms. Wilkerson brings years of wide-ranging, global experience having served in roles responsible for human resources, information technology and facilities management for both domestic and international operations. In addition, Ms. Wilkerson has led merger integration activities and successfully managed the joining of international cultures. Ms.
Wilkerson’s depth of experience in human resources and talent development, especially with respect to planning for the workforce of the future, serves as a unique resource and valuable viewpoint in the board’s discussions.
AGE: 65
DIRECTOR SINCE: 2018
COMMITTEES:
•Management Development
and Compensation (Chair)
•Nominating and Corporate
Governance
•Sustainability
Other Public Company
Directorships:
•None

KOPPERS HOLDINGS INC.	7
PROXY ITEM 1 — PROPOSAL FOR ELECTION OF DIRECTORS
Board Meetings and Committees
Board Meetings
Our corporate governance guidelines provide that our directors are expected to attend the meetings of the board, the board committees on which they serve and the annual meeting of shareholders. All directors then in office attended our 2025 annual meeting of shareholders.
During 2025, the board held nine meetings. Each incumbent director attended at least 75 percent of the aggregate number of meetings of our board and of the committees on which he or she sat, and the cumulative attendance at meetings of our board and committees of our board during 2025 was 96 percent.
Board Committees
Our board of directors currently has five standing committees: an audit committee, a management development and compensation committee, a nominating and corporate governance committee, a strategy and risk committee and a sustainability committee. Descriptions of these committees are set forth below. Each of our committees operates under a charter adopted by our board of directors. The charters of our committees are available in the investor relations section of our website at
investors.koppers.com. You may also request a printed copy of any committee charter at no cost by writing to our corporate secretary at Koppers Holdings Inc., Attention: Corporate Secretary’s Office, 436 Seventh Avenue, Pittsburgh, Pennsylvania
15219.
Our shares of common stock are listed on the New York Stock Exchange, or NYSE. We are subject to the NYSE corporate governance rules and certain rules of the Securities and Exchange Commission, which we refer to as the SEC, including the rules relating to independent members on certain of our board committees. NYSE rules require that all of the members of our audit, nominating and corporate governance, and management development and compensation committees be independent.
Certain SEC independence rules also apply to members of our audit committee. All of the members of our audit, nominating and corporate governance, and management development and compensation committees are independent as required by applicable
NYSE and SEC rules.
Number of 2025 Meetings: 6
Audit Committee
Chair:
Andrew D. Sandifer*
Members:
David L. Motley
Albert J. Neupaver**
Nishan J. Vartanian
*Mr. Sandifer meets the SEC criteria
for an “audit committee financial
expert” and the NYSE requirements
for accounting or related financial
management expertise.
**As previously disclosed, Mr.
Neupaver will not be standing for
reelection to the board at the 2026
annual meeting.
All Members Independent
Key responsibilities
•Oversees the integrity of our financial statements
•Oversees the appointment, compensation and supervision of our independent registered public accounting firm, which we also refer to as our independent auditor
•Reviews the independence of our independent auditor
•Resolves disagreements between our management and our independent auditor
•Oversees our internal audit function
•Oversees independent counsel or other outside advisors and experts as necessary to advise the committee in the performance of its duties
•Reviews procedures for the receipt and treatment of complaints concerning accounting, internal controls or auditing matters
Number of 2025 Meetings: 6
Management Development and Compensation Committee
Chair:
Sonja M. Wilkerson
Members:
Xudong Feng, Ph.D.
Traci L. Jensen
Albert J. Neupaver
Andrew D. Sandifer
All Members Independent
Key responsibilities
•Oversees establishing and reviewing compensation criteria at the board and executive officer levels
•Ensures that our compensation practices are in compliance with the law and with our Code of Conduct and are commensurate with the high standards of performance expected of our directors and executive officers
•Reviews and proposes non-employee director compensation to the full board
•Approves and recommends to the independent members of the board for ratification our chief executive officer’s compensation and the compensation structure for all executive officers
•Oversees adopting, amending and administering our cash-based and equity-based incentive compensation plans for directors and executive officers
•Oversees the appointment, compensation and oversight of any independent compensation consultant, legal counsel or other adviser retained by the committee
•Makes recommendations to the board regarding a succession plan for the CEO and other executive officers and key employees after considering recommendations of management

8	2026 Proxy Statement
PROXY ITEM 1 — PROPOSAL FOR ELECTION OF DIRECTORS
Number of 2025 Meetings: 4
Nominating and Corporate Governance Committee
Chair:
David L. Motley
Members:
Xudong Feng, Ph.D.
Traci L. Jensen
Andrew D. Sandifer
Sonja M. Wilkerson
All Members Independent
Key responsibilities
•Identifies and evaluates the qualifications of director candidates; recommends qualified candidates for election to the board of directors
•Oversees the evaluation of the board of directors and corporate management, including the performance and effectiveness of the board of directors as a whole and each committee of the board
•Reviews the suitability for continued service as a director of each board member
•Oversees our corporate governance matters
•Reviews and, if appropriate, recommends changes to our corporate governance guidelines and the articles of incorporation, bylaws, the Code of Conduct and the Code of Ethics Applicable to Senior Officers
•Investigates and advises the board with respect to any violations of the Code of Ethics Applicable to Senior
Officers and, to the extent involving directors or officers, the Code of Conduct, including conflicts of interest between directors or officers and us, and including a review of the outside activities of directors and officers
Number of 2025 Meetings: 4
Strategy and Risk Committee
Chair:
Albert J. Neupaver
Members:
Traci L. Jensen
David L. Motley
Nishan J. Vartanian
All Members Independent
Key responsibilities
•Advises the board and management regarding long-range planning
•Assesses and provides oversight to management relating to risks and control processes
•Reviews significant relationships with analysts, shareholders, financing sources and related parties
•Reviews and advises the board and management regarding the company’s strategic planning process
•Monitors activities of the company’s shareholders and other stakeholders
•Prepares in advance to respond to shareholder engagement
Number of 2025 Meetings: 4
Sustainability Committee
Chair:
Xudong Feng, Ph.D.
Members:
Leroy M. Ball
Nishan J. Vartanian
Sonja M. Wilkerson
Key responsibilities
•Reviews and oversees our policies, programs and performance relating to sustainability
•Reviews and oversees our programs and performance related to safety (occupational and process), health, environment, security and product stewardship
•Reviews and evaluates the effectiveness of the management systems used to provide oversight and control of the company’s product stewardship, safety, health, environmental, security and sustainability programs

KOPPERS HOLDINGS INC.	9
CORPORATE GOVERNANCE MATTERS
Corporate Governance Guidelines
Our board of directors has adopted corporate governance guidelines to ensure we are fully compliant with the law and engaging in corporate governance “best practices,” which promote the long-term interests of shareholders and strengthen board and management accountability.
Our corporate governance guidelines address matters such as:
•the selection and composition of the board;
•board leadership;
•board performance;
•the board’s relationship to senior management;
•meeting procedures;
•committee matters;
•leadership development; and
•stock ownership guidelines for non-employee directors.
A copy of our corporate governance guidelines is available in the investor relations section of our website at
investors.koppers.com. You may also request a printed copy at no cost by writing to our corporate secretary at Koppers Holdings
Inc., Attention: Corporate Secretary’s Office, 436 Seventh Avenue, Pittsburgh, Pennsylvania 15219.
Director Independence
For a director to qualify as independent, our board must affirmatively determine that a director does not have a material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a material relationship with the company). Our board has established its own guidelines for what constitutes independence for directors
(which are included in our corporate governance guidelines) which either conform to, or are more exacting than, the independence requirements of the NYSE. In making its independence determinations, the board reviewed the independence guidelines that are part of our corporate governance guidelines, the corporate governance rules of the NYSE and the individual circumstances of each director.
Our Guidelines on Independence
The following is a summary of the guidelines established by our board in our corporate governance guidelines and which are used by the board to help determine the independence of each director. In general, the board will determine that a director will not be independent if, within the preceding three years:
•the director was or is currently also our employee;
•an immediate family member of the director was or is currently employed by us as an executive officer;
•the director was (but is no longer) a partner in or employed by a firm that is our internal or external auditor and personally worked on our audit within that time;
•an immediate family member of the director was (but is no longer) a partner in or employed by a firm that is our internal or external auditor and personally worked on our audit within that time;
•one of our current executive officers was or is currently on the compensation committee of a company which employed our director, or which employed an immediate family member of the director as an executive officer at the same time; or
•the director or an immediate family member of the director received in any twelve-month period during such three-year period direct compensation from us and our consolidated subsidiaries in excess of $120,000 other than director compensation
(including committee fees) and pensions or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).
In addition, the board will determine that a director is not independent if:
•the director or the immediate family member of the director is a current partner of a firm that is our internal or external auditor;
•the director is a current employee of such internal or external auditing firm; or
•the director has an immediate family member who is a current employee of such internal or external auditing firm and who personally works on our audit.

10	2026 Proxy Statement
CORPORATE GOVERNANCE MATTERS
When the board reviews the independence of its members, the board considers the following commercial or charitable relationships to be material relationships that would impair a director’s independence:
•the director is a current employee of, or has an immediate family member who is a current executive officer of, another company that has made payments to, or received payments from, us in any of the last three fiscal years that exceed the greater of $1.0 million or two percent of the consolidated gross revenues of the company with which he or she is so associated;
•the director is an executive officer of another company which is indebted to us, or to which we are indebted, and the total amount of either company’s indebtedness to the other is two percent or more of the total consolidated assets of the company for which he or she serves as an executive officer; or
•the director serves as an officer, director or trustee of a charitable organization, and our discretionary charitable contributions to the organization exceed the greater of $1.0 million or two percent of that organization’s consolidated gross revenues
(excluding for this purpose our automatic matching, if any, of employee and director charitable contributions).
Each independent director is required to notify the chair of the nominating and corporate governance committee of any event, situation or condition that may affect the board’s evaluation of the director’s independence.
Our Board’s Independence Determinations
Our board of directors reviewed the independence of each of our current directors and nominees, in accordance with our corporate governance guidelines and NYSE rules. Based on its review, the board of directors determined that a majority of our current directors and nominees have no material relationship with us (either directly or as a partner, shareholder or an officer of an organization that has a relationship with us) and are independent under the independence criteria for directors established by the NYSE and in accordance with our corporate governance guidelines. Based on this evaluation, our board has determined that
Dr. Feng, Ms. Jensen, Mr. Motley, Mr. Neupaver, Ms. Posadas, Mr. Sandifer, Mr. Vartanian and Ms. Wilkerson each satisfy the independence standards. In addition, based on its evaluation, the board determined that Mr. Ball is not independent.
Board Leadership Structure
Our board of directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to ensure both a highly engaged, high-functioning board and independent oversight of senior management. Our governance documents provide the board with flexibility to select the leadership structure that it believes to be in the best interests of the company and its shareholders at any particular time, given the dynamic and competitive environment in which we operate. Our nominating and corporate governance committee regularly evaluates our leadership structure to determine if a change in leadership structure is in the best interests of the company and its shareholders.
Currently, the nominating and corporate governance committee and the board believe that the interests of the company and its shareholders are best served through a leadership structure that combines the positions of chair of the board and chief executive officer and designates a lead independent director, as required by our corporate governance guidelines. Accordingly, in 2025, the board elected Mr. Ball, our CEO, to serve as chair of the board and elected Mr. Neupaver to serve as the lead independent director.
The board believes that Mr. Ball's detailed and in-depth knowledge of the issues, opportunities and challenges facing us and our businesses puts him in the best position to ensure that the board’s time and attention are focused on the most critical matters facing the company. The board also believes that Mr. Ball’s combined role ensures clear accountability and enhances the company’s ability to communicate its message and strategy clearly and consistently. Further, in connection with combining the positions of chair of the board and CEO, the board considered the strength of our corporate governance, including:
•the strong, independent oversight function exercised by the board, which consists entirely of independent directors other than
Mr. Ball;
•the independent leadership that will be provided by the lead independent director, who has well-defined responsibilities under our corporate governance guidelines;
•the company’s corporate governance principles and policies; and
•board and committee processes and procedures that provide substantial independent oversight of Mr. Ball’s performance, including regular executive sessions of the independent directors and an annual evaluation of Mr. Ball’s performance against predetermined goals.
The board also recognizes the benefit of independent leadership with a clearly defined role and set of responsibilities to enhance the effectiveness of the board’s oversight role. For this reason, our corporate governance guidelines provide that, in the event the chair of the board and CEO positions are held by one person, the company’s independent directors will designate a lead independent director from among the independent directors. The designation of the lead independent director is to be made annually, although with the understanding of the board that the lead independent director may be re-appointed for multiple, consecutive one-year terms. Accordingly, in 2025, and in advance of Mr. Ball's election to serve as chair, the board appointed Mr.
Neupaver as the lead independent director. Effective immediately following the 2026 annual meeting on May 7, 2026, and in

KOPPERS HOLDINGS INC.	11
CORPORATE GOVERNANCE MATTERS
conjunction with Mr. Neupaver's retirement from the board effective at the 2026 annual meeting, the board has appointed Traci
L. Jensen to serve as lead independent director.
Our corporate governance guidelines provide a clear mandate, significant authority, and well-defined responsibilities for the lead independent director role, including the following:
•presiding at all meetings of the board at which the chair and CEO is not present;
•presiding at executive sessions of the independent directors;
•having authority to call meetings of the independent directors;
•participating in the evaluation process of the board, board committees, and the chair and CEO;
•serving as liaison between the independent directors and the chair and CEO;
•providing input on information sent to the board;
•contributing to the development of, and approving meeting agendas;
•providing input on meeting schedules;
•meeting with major shareholders, as requested; and
•carrying out such other duties as requested from time to time by the chair and CEO, the independent directors, or the board as a whole.
A complete outline of our lead independent director’s role and responsibilities is included in our corporate governance guidelines available in the investor relations section of our website at investors.koppers.com. In practice, our board expects the independent directors will work collaboratively with Mr. Ball to discharge their responsibilities. We believe that this approach effectively encourages full participation by all board members in relevant matters, while avoiding unnecessary hierarchy. It provides a well-functioning and effective balance between strong company leadership and appropriate safeguards and oversight by independent directors. Our board believes that additional structure or formalities would not enhance the substantive corporate governance process. Our board recognizes that there is no single, generally accepted approach to a board’s leadership. While it has adopted this leadership structure for the present, the board may adopt a different policy as circumstances warrant.
Executive Sessions
Our independent directors meet at regularly scheduled executive sessions without management. Our corporate governance guidelines provide that if the roles of the chair of the board of directors and the chief executive officer are combined or if the chair of the board of directors is not an independent director, then the independent directors will appoint a lead independent director who will preside at all meetings of the board at which the chair is not present, including executive sessions of the independent directors. In that case, the lead independent director will also be responsible for participating in the evaluation process of the board, board committees and the chief executive officer, and for communicating the board's annual evaluation of the chief executive officer.
Risk Oversight
Our board as a whole has an active role in overseeing the company’s management of risks. Our board regularly assesses the major risks facing the company and reviews options for their mitigation by reviewing information regarding accounting, operational, legal and regulatory, and strategic and reputational risks based on reports from senior management, including by our director of compliance, who reports to our general counsel and assistant secretary, and our independent auditor.
In addition, our board has established a formal risk management process that involves regular and systematic identification and evaluation of risks. As part of this process, we conduct a risk universe identification at least biennially to review and update the risks to the company in view of changing conditions. Once our key risks are identified and recorded in a risk register, our leadership council, which consists of all direct reports to the chief executive officer and certain others appointed by the chief executive officer, conducts a risk prioritization. The initial prioritization of these risks is based on impact and likelihood criteria, after which the risks are divided into tier 1 and non-tier 1 risks, with tier 1 consisting of the most severe risks. When conducting the risk prioritization, our leadership council considers, among other things, aggregate impact of the risk, timing of probable onset, velocity and duration. The risks are then re-prioritized based on the effectiveness of the risk management/mitigation responses, including controls. Our final risk register, which includes a list of prioritized risks, is presented annually to the strategy and risk committee of the board of directors, highlighting risks that have been added or removed, or any significant changes in status for tier 1 risks. The strategy and risk committee also receives a quarterly update on changes and highlights of specific risks, which includes information regarding risk mitigation plans. Our board delegates the oversight of specific risk areas to board committees as follows:

12	2026 Proxy Statement
CORPORATE GOVERNANCE MATTERS

Committee	Risk Oversight Responsibilities
Audit
•Review with management and our independent auditor the company’s risk assessment and risk management practices and discuss policies with respect to risk assessment and risk management
•Oversee the company’s risk policies and processes relating to financial statements, financial systems, financial reporting processes, compliance and auditing, as well as the guidelines, policies and processes for monitoring and mitigating such risks

Management Development and Compensation	•Review risks associated with human capital, employee benefits and executive compensation
Nominating and Corporate Governance	•Manage risks associated with the independence of the board, potential conflicts of interest, reputation and ethics and corporate governance
Strategy and Risk
•Assess and provide oversight to management relating to the identification and evaluation of major strategic, operational, regulatory, information and external risks inherent in the business of the company and the control processes with respect to such risks

Sustainability	•Review and oversee the company’s programs and performance related to sustainability, safety (occupational and process), health, the environment, security and product stewardship
Code of Conduct and Code of Ethics
Our board of directors has adopted a Code of Conduct for all directors, officers and employees and a Code of Ethics Applicable to Senior Officers. A copy of each code is available in the investor relations section of our website at investors.koppers.com. You may also request a written copy at no cost by writing to our corporate secretary at Koppers Holdings Inc., Attention: Corporate
Secretary’s Office, 436 Seventh Avenue, Pittsburgh, Pennsylvania 15219. The Code of Conduct covers such matters as conflicts of interest, insider trading, misuse of confidential information, compliance with laws and protection and proper use of corporate assets. Directors are expected to comply with the Code of Conduct and report any violations of the code, including any potential conflicts of interest, as outlined in the code. All directors must remove themselves from any discussion or decision affecting their business or personal interests. We intend to post on our website all disclosures that are required by law, the SEC rules or the
NYSE rules concerning any amendments to, or waivers from, any provision of our codes.
Sustainability
Koppers aspires to be a leader in sustainability through the ways we operate our business, care for our communities and secure success for all our stakeholders. Sustainability is a journey we undertake with a steadfast commitment to—and belief in—our ability to create positive change. With each year, our culture of sustainability—driven by our values of People, Planet and
Performance—becomes more fully-rooted in all aspects of our business.
At Koppers, we are guided by our purpose of Protecting What Matters and Preserving The Future. We strive to place the care and protection of people, the environment, and communities first while providing responsible solutions essential to global infrastructure and our modern world. Our sustainability pillars reflect our values of People, Planet, and Performance, and serve as guideposts for how we work with one another, conduct business, and interact with our stakeholders. We believe that success happens when all three values are in balance and pursued with enthusiasm by every team member, in every location, every day.
Koppers is fully committed to securing our future by taking care of our employees, being a good steward of the environment, creating value for our stakeholders and contributing beneficial products to society for generations to come.

KOPPERS HOLDINGS INC.	13
CORPORATE GOVERNANCE MATTERS
We have formalized a governance structure shown below to support and develop our sustainability practices and to establish ownership of goals and a commitment to driving and monitoring their progression.
Sustainability Governance
Shareholders
Board of Directors*
Sustainability Committee
Executive Council
•Provides direction via management, chaired by CEO
•Chief legal and sustainability officer and secretary sits on council and reports to
CEO
•Chief legal and sustainability officer and secretary ensures strategy, policies and practices are consistent with sustainability goals
Sustainability Steering Committee
•Chaired by chief legal and sustainability officer and secretary
•Monitors and oversees established sustainability goals and programs
*The sustainability committee of the board of directors provides oversight of our programs and serves to assist the board in its assessment of the company’s policies, programs and performance in accordance with our vision and commitment to environmental and social responsibility and sustainability principles.
We have also developed a comprehensive, long-term sustainability plan that outlines action items needed to meet our sustainability goals. The plan is guided by the United Nations Sustainable Development Goals and aligned with topics affecting our organization most directly and consistently. We have embedded our sustainability governance structure, plan reporting and data management processes into our ISO 14001 management system, which ensures that we are pursuing continual improvement and integration within our operations.
In April 2025, we received recognition for the third year in a row from USA TODAY as one of America’s Climate Leaders, which recognizes companies across the United States that achieved the greatest reduction in their emissions intensity between 2021 and 2023, specifically Scope 1 and 2 greenhouse gas emissions in relation to revenue.
For the sixth consecutive year, in December 2025, we were named as one of America’s Most Responsible Companies by
Newsweek magazine in recognition of our corporate performance in environmental, social and governance areas.
Our full annual disclosure of sustainability performance can be found in our most recent Sustainability Report on the company’s website at www.koppers.com. Our historical Sustainability Reports dating to 2015 are also available on www.koppers.com. Our sustainability reporting referenced in this proxy statement, including, without limitation, our most recent and historical
Sustainability Reports, and the information on, or accessible through, our websites are not part of or incorporated by reference into this proxy statement.

14	2026 Proxy Statement
CORPORATE GOVERNANCE MATTERS
Communications with the Board
The board of directors welcomes the input and suggestions of shareholders and other interested parties. Shareholders and other interested parties wishing to contact the chair of the board, the non-management directors as a group or specified individual directors may do so by sending a written communication to the attention of the chair of the board, c/o Koppers Holdings Inc.,
Corporate Secretary’s Office, 436 Seventh Avenue, Pittsburgh, Pennsylvania 15219. Issues or complaints regarding questionable accounting practices, internal accounting controls or auditing matters may be sent in writing to the attention of the audit committee chair, c/o Koppers Holdings Inc., Corporate Secretary’s Office, 436 Seventh Avenue, Pittsburgh, Pennsylvania
15219. Our corporate secretary will forward all written communications to the director or directors to whom it is addressed.
Alternatively, you may place an anonymous, confidential, toll-free call in the United States to our Compliance Line at
800-385-4406.
Nomination Procedures
The nominating and corporate governance committee will consider nominees for director recommended by the committee, other directors, employees and shareholders and evaluate such nominees against the same criteria used to evaluate all candidates for director. Any shareholder wishing to recommend a candidate for director to the nominating and corporate governance committee should submit the recommendation in writing to our corporate secretary at Koppers Holdings Inc., Attention: Corporate
Secretary’s Office, 436 Seventh Avenue, Pittsburgh, Pennsylvania 15219.
Pursuant to our bylaws, in order to recommend a nominee for election at our annual meeting a shareholder must provide advance notice of such nomination (1) if the meeting is to be held on a date that is within 30 days before or 30 days after the anniversary date of the prior annual meeting, not less than 120 days nor more than 150 days prior to such annual meeting, or (2)
if the meeting is to be held on a date that is not within 30 days before or 30 days after the prior annual meeting, or in the case where an annual meeting was not held in the immediately preceding year, not later than the tenth day following the day on which notice of the date of the annual meeting was mailed or the first public disclosure of the date of such annual meeting was made, whichever occurs first. In the case of a special meeting to elect directors, notice must be received no later than the tenth day following the earlier of the day on which notice was mailed or the first public disclosure of the date of such special meeting. Any such notice must set forth, among other things: (1) the name, age, address and principal occupation of each nominee; (2) a written representation that the shareholder intends to appear in person or by proxy to nominate each nominee; (3) the class and number or amount of securities beneficially owned by each nominee; (4) the number of shares to be voted by the shareholder for each nominee; (5) a description of all arrangements between the shareholder and each nominee and other persons pursuant to which the nomination is to be made; (6) all information about each nominee that would be required to be disclosed in any proxy statement relating to the meeting (including a written consent to serving as director); and (7) a written representation and agreement from each nominee stating that, (i) such nominee has disclosed and will disclose promptly prior to the meeting, and if elected during his or her term, any agreement with any person as to how such nominee will act or vote, (ii) such nominee has disclosed and will disclose promptly prior to the meeting, and if elected during his or her term, any other commitments that could interfere with his or her fiduciary duties, (iii) such nominee has disclosed and will disclose promptly prior to the meeting, and if elected during his or her term, any agreement with any person with respect to direct or indirect compensation or indemnification for services as director, (iv) such nominee agrees, including if elected, that he or she will comply with all applicable corporate governance, conflict of interest, stock ownership, trading, and other policies and guidelines, and (v) such nominee agrees, including if elected, that he or she will serve the entire term until the next meeting of shareholders at which such nominee would face re-election.
As to the shareholder giving notice, any beneficial owner on whose behalf the nomination is made, and any person controlling, controlled by or under common control with such shareholder or beneficial owner, and any person with respect to which such nominating person is acting in concert (and any person controlling, controlled by or under common control with such person) and any beneficial owner of shares held by such nominating person or any other related person, if any, such notice must set forth, among other things: (1) their name and address; (2) class and number of shares beneficially owned and of record and any other positions owned, including derivatives, hedges and any other economic or voting interest in the company; (3) a written representation as to whether hedging or other transactions have been made to mitigate a loss of such person; (4) a written representation as to whether they intend to deliver to beneficial owners of the company’s securities representing at least 67 percent of the voting power entitled to vote generally in the election of directors at the meeting either (i) at least 20 calendar days before the date of the meeting, a copy of a definitive proxy statement for the solicitation of proxies for their director candidates, or (ii) at least 40 calendar days before the date of the meeting, a Notice of Internet Availability of Proxy Materials; (5) a
description of any agreement related to any subject matter that would be material to a reasonable shareholder’s evaluation of (i)
their solicitation of shareholders, or (ii) any of their nominees, including, without limitation, matters of social, labor, environmental and governance policies, regardless of whether such agreement relates specifically to the company; (6) a description of any plans or proposals they have to nominate directors at any other public company within the next 12 months; (7) a description of any proposals or nominations submitted on their behalf to nominate directors at any other public company within the past 36 months (whether or not such proposal or nomination was publicly disclosed); and (8) any other information relating to each party that would be required to be disclosed in a proxy statement.
All notices provided must be updated so that the information provided is true and correct as of the record date and as of the date that is ten business days prior to the date of the meeting.

KOPPERS HOLDINGS INC.	15
CORPORATE GOVERNANCE MATTERS
The company may also require any nominee to submit to background checks and in-person interviews and furnish such other information as may be reasonably requested to facilitate disclosure to shareholders of all material facts that are relevant for shareholders to make an informed decision on the director election proposal, including information as reasonably requested to determine the eligibility of the nominee to serve as an independent director or that could be material to the understanding of independence.
Under our bylaws, no nominations may now be made by shareholders for the 2026 annual meeting.
Committee Reports to Shareholders
Audit Committee Report
As set forth in our charter, management is responsible for the preparation, presentation and integrity of our financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to provide reasonable assurance of compliance with accounting standards and related laws and regulations. Our internal auditors are responsible for providing reliable and timely information to the board of directors and senior management concerning the quality and effectiveness of, and the level of adherence to, our control and compliance procedures and risk management systems. Our independent auditor is responsible for planning and carrying out an integrated audit of our consolidated annual financial statements and the effectiveness of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”), reviewing our Annual Report on Form 10-K prior to the filing of such report with the SEC, and reviewing our quarterly financial statements prior to the filing of each of our quarterly reports on Form 10-Q with the SEC.
In the performance of its oversight function, the audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2025, with management and with KPMG LLP, our independent auditor for 2025. The audit committee has discussed with our independent auditor the matters required to be discussed by the applicable requirements of the PCAOB. The audit committee has received the written disclosures and the letter from the independent auditor required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence and has discussed with the independent auditor its independence. Also, in the performance of its oversight function, during 2025 the audit committee received frequent reports from our director of internal audit.
At various times the audit committee has considered whether the provision of non-audit services by the independent auditor to us is compatible with maintaining the independent auditor’s independence and has discussed with KPMG LLP their independence. The audit committee or its chair (acting pursuant to delegated authority) pre-approves all new non-audit services
(as defined in the Sarbanes-Oxley Act of 2002) proposed to be performed by our independent auditor.
Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the audit committee referred to above and in its charter, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
The audit committee of the board of directors presents the foregoing report.
Andrew D. Sandifer (Chair)
David L. Motley
Albert J. Neupaver
Nishan J. Vartanian
Management Development and Compensation Committee Report
The management development and compensation committee has reviewed and discussed the Compensation Discussion and Analysis with our management. Based on our review and discussions, the committee has recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement.
The management development and compensation committee of the board of directors presents the foregoing report.
Sonja M. Wilkerson (Chair)
Xudong Feng, Ph.D.
Traci L. Jensen
Albert J. Neupaver
Andrew D. Sandifer

16	2026 Proxy Statement
COMMON STOCK OWNERSHIP
Director and Executive Officer Stock Ownership
Set forth below is certain information with respect to the beneficial ownership of shares of our common stock as of March 16,
2026, by directors, the NEOs, who are included in the Summary Compensation Table, and all directors and executive officers as a group. Except as otherwise indicated, sole voting power and sole investment power with respect to the shares shown in the table are held either by the individual alone or by the individual together with his or her spouse.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1) (2) (3)

Xudong Feng, Ph.D.	45,679	(4)
Traci L. Jensen	32,009
David L. Motley	32,162
Albert J. Neupaver	83,784
Laura J. Posadas	2,240
Andrew D. Sandifer	10,840	(4)
Nishan J. Vartanian	7,334
Sonja M. Wilkerson	32,162	(4)
Leroy M. Ball	780,721
Jimmi Sue Smith	37,936
James A. Sullivan	182,731
Stephanie L. Apostolou	69,153
Stephen G. Lucas	35,749
All Directors and Executive Officers as a Group (15 in total)	1,407,831
(1)Includes the following amounts of common stock that the following individuals and the group have the right to acquire on or within 60 days after March 16, 2026 through the exercise of stock options or vesting of restricted stock units: Mr. Ball, 330,452; Ms. Smith, 6,664; Ms.
Apostolou, 5,868 and Mr. Lucas, 12,074; 4,778 restricted stock units for each of Ms. Jensen and Messrs. Motley, Neupaver and Vartanian;
2,240 restricted stock units for Ms. Posadas; and all directors and executive officers as a group, 376,410.
(2)The total number of shares beneficially owned by Mr. Ball and by all directors and executive officers as a group constitutes approximately
4.0 percent and 7.1 percent, respectively, of the outstanding shares of our common stock as of  March 16, 2026, plus shares of our common stock deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934. The total number of shares beneficially owned by each other individual listed in the table above constitutes less than 1.0 percent of the outstanding shares of our common stock as of March 16, 2026.
(3)Amounts reported for executive officers include unvested time-based restricted stock units and related dividend equivalent units (“DEUs”).
Unvested DEUs for executive officers total: Mr. Ball, 321; Mr. Sullivan, 259; Ms. Apostolou, 135; Mr. Lucas, 96; and all directors and officers as a group, 905.
(4)Includes the following amounts of unvested time-based restricted stock units which will be credited to the Koppers Holdings Inc. Director
Deferred Compensation Plan: Dr. Feng, 4,778; Mr. Sandifer, 4,778; and Ms. Wilkerson, 4,778.

KOPPERS HOLDINGS INC.	17
COMMON STOCK OWNERSHIP
Beneficial Owners of More Than Five Percent
The following table shows shareholders whom we know were beneficial owners of more than five percent of our common stock as of March 16, 2026.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc.(1) 50 Hudson Yards New York, NY 10001	3,591,150	18.57%
The Vanguard Group, Inc.(2) 100 Vanguard Blvd. Malvern, PA 19355	1,539,485	7.96%
Pzena Investment Management LLC(3) 320 Park Avenue, 8th floor New York, NY 10022	1,221,328	6.32%
Fuller & Thaler Asset Management, Inc.(4) 411 Borel Avenue, Suite 300 San Mateo, CA 94402	1,192,580	6.17%
Dimensional Fund Advisors LP(5) 6300 Bee Cave Road, Building One Austin, TX 78746	1,180,134	6.10%
(1)According to the amended Schedule 13G filed April 23, 2025, BlackRock, Inc., through certain business units of BlackRock, Inc. and its subsidiaries and affiliates, beneficially owns 3,591,150 shares of our common stock and has sole dispositive power over such shares.
BlackRock, Inc. has sole voting power over 3,553,291 shares.
(2)According to the amended Schedule 13G filed October 31, 2025, The Vanguard Group, Inc. beneficially owns an aggregate of 1,539,485 shares of our common stock and has sole dispositive power over 1,368,407 shares, shared dispositive power over 171,078 shares and shared voting power over 151,463 shares.
(3)According to the Schedule 13G filed April 28, 2025, Pzena Investment Management LLC beneficially owns an aggregate of 1,221,328 shares of our common stock and has sole dispositive power over such shares. Pzena Investment Management LLC has sole voting power over 1,045,554 shares.
(4)According to the amended Schedule 13G filed October 7, 2024, Fuller & Thaler Asset Management, Inc. beneficially owns 1,192,580 shares of our common stock and has sole dispositive power over such shares. Fuller & Thaler Asset Management, Inc. has sole voting power over 1,174,061 shares.
(5)According to the Schedule 13G filed February 9, 2024, Dimensional Fund Advisors LP beneficially owns an aggregate of 1,180,134 shares of our common stock and has sole dispositive power over such shares. Dimensional Fund Advisors LP has sole voting power over
1,157,090 shares.

18	2026 Proxy Statement
EXECUTIVE AND DIRECTOR COMPENSATION
Compensation Discussion and Analysis

Executive Summary
Our Compensation Philosophy
Our management development and compensation committee (which we refer to as the committee) makes compensation decisions in a manner it believes will best serve the long-term interests of our shareholders by attracting and retaining executives who will be inspired and motivated to meet and exceed the company’s goals and whose interests will be aligned with the interests of our shareholders. To accomplish these objectives, the committee has implemented a strong pay-for-performance compensation program, while striving to pay our executives competitively and align our compensation program with our business strategies.

Our Pay Practices
What we do:
What we don’t do:
✓Directly link a significant portion of pay to
performance
✓Require compliance with robust stock ownership
guidelines — 6x base salary for CEO, 4x and 3x for
other NEOs
✓Engage an independent consultant
✓Maintain the ability to clawback compensation in
connection with a financial restatement
✓Caps on performance-based cash and equity
incentive compensation
✓Annual review and approval of our executive
compensation strategy
×No change in control tax gross-ups
×No employment agreements for executive officers
×No repricing of awards without shareholder approval
×No hedging, pledging or short sales of our stock
×No TSR PSUs earned above 150% when the
company's TSR is negative
×No “single trigger” change in control payments and
benefits
×No strict benchmarking of compensation to a
specific percentile of our compensation peer group
Our Performance(1)
$122.5M*
$1.88B
$56.0M
$256.7M
Operating cash flow: $122.5M*
vs. $119.4M in prior year
Consolidated sales:
$1.88B vs. $2.09B
in prior year
Net income attributable
to Koppers: $56.0M
vs. $52.4M in prior year
Adjusted EBITDA:
$256.7M vs. $261.6M
in prior year
*Included $12.0M cash use for payments
associated with termination of company's
U.S. pension plan
(1)The adjustments to EBITDA and EPS, as well as reconciliations to the most directly comparable GAAP measures, are set forth in Appendix B of this proxy statement.
Compensation of our
Named Executive Officers
•Based upon our 2025 adjusted EBITDA and modified net working capital as a percentage of sales, our NEOs earned annual incentive awards at 53% of their individual target amounts.
•Long-term incentives represented approximately 84% of our CEO’s 2025 Total Direct
Compensation (as defined below), approximately 82% of which were in the form of performance-based awards.
•Long-term incentives represented, on average, approximately 67% of our other NEOs’ 2025
Total Direct Compensation (as defined below), approximately 58% of which were in the form of performance-based awards.
Our Named Executive
Officers
This Compensation Discussion and Analysis describes the compensation of the following NEOs:

Name	Current Title
Leroy M. Ball	Chief Executive Officer
Jimmi Sue Smith*	Chief Financial Officer and Treasurer (Now Retired)
James A. Sullivan	President and Chief Transformation Officer
Stephanie L. Apostolou	Chief Legal and Sustainability Officer and Secretary
Stephen G. Lucas	Senior Vice President, Culture and Engagement

*Ms. Smith served as our Chief Financial Officer until her retirement from the position on January 5,
2026, and as our Treasurer until she ceased being a full-time employee of the company on
February 28, 2026. The details around Ms. Smith's separation from service are described below under the heading "Transition Agreement with Ms. Smith in 2026".

KOPPERS HOLDINGS INC.	19
EXECUTIVE AND DIRECTOR COMPENSATION
Executive Compensation Program Principles
The committee considers the following principles when it makes compensation decisions:
•Pay for Performance — A significant portion of the total compensation of our NEOs should be based on performance and be at risk of forfeiture. We pay our NEOs higher compensation when they exceed our goals and lower compensation when they do not meet our goals.
•Support Business Strategy — Our compensation programs should be aligned with our short-term and long-term business strategies.
•Pay Competitively — We believe that total compensation for our NEOs should generally approximate the market median at target performance. Market is defined as individuals holding comparable positions and producing similar results at companies that the committee selects as our peers based on similar industry, revenue and complexity. Our compensation peer group is listed below in the section called “Companies Used for Defining Competitive Compensation.” Compensation data from our compensation peer group is one of several factors that informs our judgment of appropriate parameters for compensation levels. We believe that over-reliance on strict benchmarking can result in compensation that is unrelated to the value delivered by our executive officers because strict benchmarking does not take into account the specific performance of the
NEOs or any unique circumstances or strategic considerations.
Executive Compensation Objectives
Consistent with these overall principles, the committee has established the following objectives for its executive compensation programs, which are critical to our long-term success:
•Attract — We want our compensation programs to be comparable to market in terms of level of pay and form of compensation so that we can attract talented executives.
•Retain — We want to retain talented leaders whose continued employment is a key component of our overall success.
•Engage — We want to inspire our executives to meet or exceed our goals and generate superior returns for our shareholders.
•Align — We want to align the financial interests of our executives with those of our shareholders.
Key Components of Our Compensation Program
The key compensation objectives for our NEOs are achieved through the following mix of components of target compensation
(“Total Target Compensation”) for 2025 for our CEO and other NEOs, respectively, and are discussed in more detail later in this
Compensation Discussion and Analysis.

RSUs
16%
EBITDA
PSUs
16%
Base
Salary
17%
TSR
PSUs*
51%

Base
Salary
31%
RSUs
27%
EBITDA
PSUs
11%
TSR
PSUs*
23%
AIP
8%

Other NEOs
Average 2025
Total Target
Compensation
CEO 2025 Total
Target
Compensation
* Includes Rollover TSR PSUs.
•Base Salary — Recognizes different levels of responsibility within the company and serves as the basis for establishing target payouts for annual cash incentives and long-term equity incentives. Base salaries achieve our objectives to attract and retain our executives.
•Annual Incentive Plan or AIP — Variable annual cash awards based upon weighted adjusted EBITDA and modified net working capital as a percentage of sales ("modified NWC") performance. Annual cash incentives serve to emphasize business growth and profitability by linking executive pay to corporate performance. Annual cash incentives achieve our objectives of attracting, retaining, and engaging our executives and aligning our executives’ financial interests with those of our shareholders. For 2025, 100 percent of Mr. Ball's and two-thirds of our other NEOs' 2025 target total annual incentive

20	2026 Proxy Statement
EXECUTIVE AND DIRECTOR COMPENSATION
opportunity was converted into an award of Rollover TSR PSUs (as defined below), the value of which was increased by 10 percent for our NEOs other than Mr. Ball, to account for the conversion from a one-year cash award to a three-year stock award. The conversion of the AIP from a one-year cash award to a three-year stock award was done to promote retention, to provide expense savings in 2025 as management implemented a long-term structural savings plan and to further align our executives' financial interests with our long-term financial goals and the interests of our shareholders.
•Long-Term Equity Incentives — Comprised of PSUs with two multi-year performance objectives, each applicable to a portion of the awards, and RSUs. Long-term equity incentives focus executives on the achievement of long-term corporate goals and strengthen the retention value of our compensation program. Long-term equity incentives also achieve our objectives of attracting and engaging our executives and aligning our executives’ financial interests with those of our shareholders.
In addition to the components outlined above, our compensation program also provides our executives with certain retirement benefits, certain perquisites and individual change in control agreements (as described in the “Potential Payments upon
Termination or Change in Control” section beginning on page 35 below). While we do not consider these benefits key components of our compensation program, they do assist in achieving our compensation objectives of attracting and retaining talented executives.
2025 Say-on-Pay Vote
We value our shareholders’ opinions and feedback and are committed to maintaining an active dialogue to understand the priorities and concerns of our shareholders. We believe that ongoing engagement builds mutual trust and alignment with our shareholders and is essential to our long-term success. We received strong support for our executive compensation program in the annual “say on pay” vote with over 98 percent approval of the votes cast at the 2025 annual meeting. The committee believes these results reflect our shareholders’ affirmation of our executive compensation program. Nevertheless, the committee regularly reviews and adjusts the program as needed to ensure it remains competitive and aligned with the best interests of the company and its stakeholders.
Our Compensation-Setting Process
Through the course of our compensation-setting process:
•The independent members of our board ratify CEO compensation decisions, based on the recommendation of the committee;
•The independent members of the board make compensation decisions regarding the other NEOs, based on the recommendation of the committee and the CEO; and
•The committee is advised by an independent compensation consultant.
The fiscal year 2025 compensation decisions for our NEOs were made in three steps.

Steps	When
1.Design Program — The program for the year is reviewed, including targeted levels of annual and long-term pay and fixed and incentive compensation.	End of 2024
2.Establish Range of Compensation Opportunities — Incentive compensation opportunities are set based on corporate performance. Minimum, target, and maximum performance levels and payouts are established for incentive awards.
End of 2024 for long-term incentives Beginning of 2025 for annual incentives
3.Review Performance — Performance is reviewed and incentive pool amounts are approved which determines individual annual cash incentive amounts. Payout percentages for performance-based long-term equity awards are certified.
Beginning of 2026
The committee may use its judgment to supplement, reduce or modify at any time the compensation intended to be paid or awarded to the NEOs. The committee believes that it is in the best interest of the company and its shareholders that the committee have sufficient latitude to recognize and reward superior performance, which is important to attract and retain talented executives, and to adjust awards to reflect the quality of the company’s financial performance. The committee did not exercise any such discretion this year.
Overview of 2025 NEO Compensation. Our 2025 actual NEO compensation includes both short- and long-term incentives established using financial metrics. In addition to base salary, this structure, shown below, includes cash incentives and long-
term equity incentives, comprised of PSUs and RSUs. The table below reflects, for each NEO, the total direct compensation
(“Total Direct Compensation”) for 2025, computed in accordance with SEC regulations applicable to disclosure of NEO compensation in the Summary Compensation Table below minus amounts reported in the Summary Compensation Table for
Changes in Nonqualified Deferred Compensation Earnings and All Other Compensation.

KOPPERS HOLDINGS INC.	21
EXECUTIVE AND DIRECTOR COMPENSATION

			Long-Term Incentive
NEO	Base Salary	Annual Cash Incentive	EBITDA PSUs	TSR PSUs(1)	RSUs	Total Direct Compensation
Leroy M. Ball	$975,000	$—	$914,075	$3,317,705	$914,044	$6,120,824
Jimmi Sue Smith	440,000	58,520	137,506	324,745	357,548	1,318,319
James A. Sullivan	650,000	115,267	365,636	919,731	731,209	2,781,843
Stephanie L. Apostolou	475,000	63,175	166,245	358,318	432,280	1,495,018
Stephen G. Lucas	360,360	31,952	112,606	193,562	292,839	991,319
(1)Includes the value of Rollover TSR PSUs (as defined below). As described in more detail below under Annual Cash Incentives, 100 percent of Mr. Ball's and two-thirds of our other NEOs' 2025 target total annual incentive opportunity was converted into an award of
Rollover TSR PSUs, the value of which was increased by 10 percent for our NEOs other than Mr. Ball. The terms and conditions applicable to the Rollover TSR PSUs are set forth below under Long-Term Equity Incentives. Other than the retirement and termination provisions, the terms and conditions of the Rollover TSR PSUs are the same as the other TSR PSUs. Please see pages 36 and 37 for a description of such retirement and termination provisions.
Please see our Summary Compensation Table on page 29 which also reports amounts for Changes in Nonqualified Deferred
Compensation Earnings and All Other Compensation.
For our CEO, Mr. Ball, approximately 84 percent of 2025 Total Direct Compensation is pay-at-risk, which is payable over time or determined based upon financial goals or performance achievements, and approximately 69 percent of 2025 Total Direct
Compensation is determined based upon financial goals or performance achievements. For our other NEOs, on average approximately 71 percent of 2025 Total Direct Compensation is pay-at-risk and approximately 43 percent of 2025 Total Direct
Compensation is determined based upon financial goals or performance achievements.
2025 Compensation Decisions and Performance
Base Salary. As part of setting pay mix and structure for 2025, the committee evaluated NEO base salaries. Annual salary increases are neither automatic nor guaranteed, but determined by the committee after taking into consideration each NEO’s position with the company, their respective responsibilities and experience and peer company information for similar positions.
Based on this evaluation, the committee approved and the independent members of the board ratified, effective January 1,
2025, a base salary increase of 8.0 percent for Ms. Apostolou to reflect her new responsibilities as Chief Legal and Sustainability
Officer and Secretary, which is a role she assumed on January 1, 2025. The committee elected to leave the base salary rate of each of the other NEOs unchanged for 2025.

NEO	Base Salary as of December 31, 2024	Base Salary as of January 1, 2025	Percentage Increase in 2025
Leroy M. Ball	$975,000	$975,000	0.0%
Jimmi Sue Smith	440,000	440,000	0.0%
James A. Sullivan	650,000	650,000	0.0%
Stephanie L. Apostolou (1)	440,000	475,000	8.0%
Stephen G. Lucas	360,360	360,360	0.0%
(1)Effective January 1, 2025, a base salary increase of 8.0 percent was awarded to Ms. Apostolou to reflect her new responsibilities as Chief
Legal and Sustainability Officer and Secretary, which is a role she assumed on January 1, 2025.
Annual Cash Incentives. In early 2025, the committee approved and the board ratified our amended and restated annual incentive plan, which served as the company’s main annual cash incentive plan for salaried employees. Each participant’s target total annual incentive opportunity was based upon a percentage of base salary (125 percent of salary for Mr. Ball, 100 percent of salary for Mr. Sullivan, 75 percent of salary for Mses. Smith and Apostolou and 50 percent of salary for Mr. Lucas). One hundred percent of Mr. Ball's and two-thirds of our other NEOs' 2025 target total annual incentive opportunity was converted into an award of Rollover TSR PSUs (as defined below), the value of which was increased by 10 percent for our NEOs other than Mr.
Ball. Accordingly, Mr. Ball did not receive a cash incentive payout for 2025. One-third of our other NEOs' 2025 target total annual incentive opportunity was structured as a cash incentive payout based upon the company’s performance in relation to the plan’s adjusted EBITDA and modified NWC targets, which had weights of 75 percent and 25 percent, respectively.
Adjusted EBITDA, as measured under the annual incentive plan, is defined as earnings before interest, taxes, depreciation and amortization, as adjusted by the committee in its discretion to account for certain items, as set forth on Appendix B hereto.
Modified NWC is defined as the difference between our current assets and current liabilities at December 31, 2025, divided by our total net sales for the year, excluding, among other items at the company’s discretion, current pension liabilities, current derivative assets and liabilities, last-in, first out ("LIFO") reserve and current debt. The terms and conditions applicable to the
Rollover TSR PSUs are set forth below under Long-Term Equity Incentives.

22	2026 Proxy Statement
EXECUTIVE AND DIRECTOR COMPENSATION
Taking all of these elements together, the committee’s framework for determining annual cash incentives for the NEOs can be expressed as follows:
Adjusted EBITDA
Payout Percentage
Modified NWC
Payout Percentage
Individual
Target Award
Annual
Incentive Award
=
X
X
+
X
75%
Weighting
25%
Weighting
The committee established a target adjusted EBITDA performance level of $280.0 million along with a range of incentive payouts at threshold, target and maximum performance levels (with linear interpolation for performance in between such levels), with corresponding payout percentages, each as set forth below.

Adjusted EBITDA	Performance	% of Target	% of Payout
Maximum	$320,000,000	114%	200%
Target	280,000,000	100%	100%
Actual	256,716,000	92%	71%
Threshold	240,000,000	86%	50%
The committee established a target modified NWC performance level of 21.0 percent along with a range of incentive payouts at threshold, target and maximum performance levels (with linear interpolation for performance in between such levels), with corresponding payout percentages, each as set forth below.

Modified NWC	Performance	% of Target	% of Payout
Maximum	18.9%	90%	200%
Target	21.0%	100%	100%
Threshold	23.1%	110%	50%
Actual	25.8%	123%	—%
For 2025, the company achieved adjusted EBITDA performance of $256.7 million and modified NWC performance of 25.8 percent, as calculated for purposes of the annual incentive plan. This corresponded to achievement of 92 percent of target adjusted EBITDA performance and 123 percent of target modified NWC performance, with weightings of 75 percent and 25 percent, respectively. For the one-third of our NEOs' (other than Mr. Ball's) 2025 target total annual incentive opportunity that was structured as a cash incentive payout, this led to a payout level of 71 percent for the 75 percent of our annual incentive opportunity that was based on adjusted EBITDA and — percent for the 25 percent of our annual incentive opportunity that was based on modified NWC. Taken together, this resulted in a 53 percent payout level for the one-third of our NEOs' (other than Mr.
Ball's) 2025 target total annual incentive opportunity that was structured as a cash incentive payout and the following annual cash incentive payments to our NEOs other than Mr. Ball:

	At Target (100%)		Actual
Named Executive Officer	Target (% of Base Salary)(1)	Target Dollar Amount(1)	Actual Weighted Achievement (% of Target)	Earned Cash Award
Leroy M. Ball	—%	$—	53%	$—
Jimmi Sue Smith	25%	110,000	53%	58,520
James A. Sullivan	33%	216,667	53%	115,267
Stephanie L. Apostolou	25%	118,750	53%	63,175
Stephen G. Lucas	17%	60,060	53%	31,952
(1)Target percentage of base salary and target dollar amount represent the one-third of our NEOs' (other than Mr. Ball's) 2025 target total annual incentive opportunity that was structured as a cash incentive payout.

KOPPERS HOLDINGS INC.	23
EXECUTIVE AND DIRECTOR COMPENSATION
Long-Term Equity Incentives. In 2025, each NEO received his or her long-term incentive award in two primary forms (with the applicable weighting determined as described below):
•PSUs – with a 75 percent weighting for Mr. Ball, a 50 percent weighting for Mr. Sullivan and a 35 percent weighting for our other NEOs, PSU payouts are determined by our performance over a three-year period based on two performance measures each applicable to a portion of the total award; and
•RSUs – with a 25 percent weighting for Mr. Ball, a 50 percent weighting for Mr. Sullivan and a 65 percent weighting for our other NEOs, RSUs vest in four equal annual installments.
A portion of the 2025 PSU awards are eligible to be earned based upon the company’s relative total shareholder return (“TSR”)
performance (“TSR PSUs”). An additional performance measure, three-year cumulative adjusted EBITDA, also applies to a portion of our PSU awards (“EBITDA PSUs”). Equity awards are granted under our shareholder-approved Amended and
Restated 2020 Long Term Incentive Plan (the “LTIP”).
In addition to his or her long-term incentive award, and as noted above under Annual Cash Incentives, 100 percent of Mr. Ball's and two-thirds of our other NEOs' 2025 target total annual cash incentive opportunity was converted into a special TSR PSU award ("Rollover TSR PSUs"), the value of which was increased by 10 percent for our NEOs other than Mr. Ball. The table below summarizes the material terms and conditions of the 2025 long-term incentive awards and the Rollover TSR PSUs.

What objective did the award serve in 2025?
•PSUs aligned shareholder and management interests by focusing management on relative stock price appreciation and three-year cumulative adjusted EBITDA.
•RSUs aligned shareholder and management interests and also help to retain participants
(some of whom are currently eligible for retirement), as well as to attract the next generation of our senior management.

When do the 2025 RSUs vest?	•Subject to certain retirement and termination provisions, RSUs vest in equal annual installments over four years.
When do the 2025 PSUs vest?
•Subject to certain retirement and termination provisions, PSUs will vest, if and to the extent earned, if the participant remains in service through the third anniversary of the award date.
•Other than the retirement and termination provisions, the terms and conditions of the
Rollover TSR PSUs are the same as the other TSR PSUs. Please see pages 36 and 37 for a description of the retirement and termination provisions applicable to the TSR PSUs.

How do we measure performance for the 2025 PSUs?
•A portion of the PSUs will be eligible to be earned if the company’s three-year cumulative adjusted EBITDA meets certain performance thresholds based on a range of adjusted
EBITDA achieved over the relevant three-year measurement period.
•A portion of the PSUs will be eligible to be earned in three separate tranches, each representing one-third of such portion, if the company’s TSR relative to the S&P Small Cap
600 Materials Index meets certain performance thresholds based on a range of relative TSR achieved over the relevant performance period. The first tranche will be earned, if at all, if the relevant threshold performance level is met at the end of a one-year performance period. The second tranche will be earned, if at all, if the relevant threshold performance level is met at the end of a two-year performance period and the third tranche will be earned, if at all, if the relevant threshold performance level is met at the end of a three-year performance period.
•If the company’s TSR is negative over the three-year performance period, then the cumulative number of TSR PSUs that may vest for such three-year period will be capped at
150 percent of target.
•If the company's stock price exceeds $65.00 per share on the earlier of the last day of the three-year performance period or the date of any change in control during the three-year performance period, then the portion of the TSR PSUs representing the excess in fair market value of such TSR PSUs over the fair market value of such TSR PSUs if the company's stock price was $65.00 per share will be forfeited.

Performance for EBITDA PSUs granted in 2025 is based on a range of adjusted EBITDA achieved over the relevant three-year measurement period as set forth in the following table:

Performance Level	Three-Year Cumulative Adjusted EBITDA	% of Units to Vest
Maximum	≥ $975,000,000	200%
Target	$915,000,000	100%
Threshold	$825,000,000	25%

24	2026 Proxy Statement
EXECUTIVE AND DIRECTOR COMPENSATION
Performance for TSR PSUs granted in 2025 is based on a range of relative TSR achieved in each of the relevant performance periods as set forth in the following table:

Relative TSR	Performance	% of Units to Vest
Outstanding	≥ 80th percentile	200%
	70th percentile	150%
Target	50th percentile	100%
	35th percentile	50%
Threshold	25th percentile	25%
The percentage vesting is interpolated on a straight-line basis for performance between levels above the threshold for both
EBITDA PSUs and TSR PSUs.
The target dollar value of all equity awards to each NEO is determined based upon a multiplier of base salary. Once the total dollar value of the awards is determined for each NEO, the actual number of PSUs and RSUs is determined for each NEO as follows:

	PSU		RSU
Named Executive Officer	EBITDA	TSR
Leroy M. Ball	25%	50%	25%
James A. Sullivan	25%	25%	50%
Other NEOs	25%	10%	65%
The committee uses the closing price of our common stock on the NYSE on the grant date to determine the number of PSUs
(assuming target achievement) and RSUs awarded.
The granting of a combination of RSUs and PSUs falls within the range of peer group practices, has a strong performance orientation and aligns our long-term compensation with the company’s strategic plan.
Results of TSR Performance-Based Restricted Stock Units. The table below summarizes the results of our outstanding TSR
PSUs as of December 31, 2025. Our total shareholder return was measured against that of the S&P Small Cap 600 Materials
Index (as described above) over the applicable three-year period, two-year period or one-year period as set forth below. Our percentile ranking on this performance measure determined the percentage of target shares (if any) that were earned for each tranche. If the company’s TSR is negative over the three-year performance period, then the cumulative number of units that may vest for such three-year period will be capped at 150.0 percent of target. The aggregate payout associated with the 2023 TSR
PSUs which vested in January 2026 was 150.0 percent (aggregate payout of 158.2 percent was reduced to 150.0 percent due to the application of the payout cap for the company's negative TSR over the three-year performance period).

Performance Period	Relative TSR Performance - Percentile Rank	Percentage of Units to Vest
2025 TSR PSUs
One-year period ending December 31, 2025	30th	38.6%
2024 TSR PSUs
Two-year period ending December 31, 2025	19th	0.0%
One-year period ending December 31, 2024	24th	0.0%
2023 TSR PSUs
Three-year period ending December 31, 2025	64th	135.7%
Two-year period ending December 31, 2024	66th	138.8%
One-year period ending December 31, 2023	87th	200.0%
Transition Agreement with Ms. Smith in 2026. On January 5, 2026, we agreed with Ms. Smith that she would retire from her position as our Chief Financial Officer effective January 5, 2026. Ms. Smith served as our Treasurer until her separation from our service on February 28, 2026 (the "Interim Employment Period"). On March 9, 2026, Koppers Inc. ("KI"), a wholly-owned subsidiary of the company, and Ms. Smith entered into a transition agreement (the "Smith Transition Agreement"), effective as of
March 17, 2026, in connection with Ms. Smith’s separation from our service. Pursuant to the Smith Transition Agreement, in exchange for Ms. Smith’s general release and waiver of claims, her employment and services during the Interim Employment
Period and her agreement to provide transition services from her separation date through February 28, 2027 (the "Transition
Period"), KI has agreed, among other things, to pay Ms. Smith $440,000, payable over the Transition Period and to allow Ms.
Smith to remain eligible for her earned and unpaid 2025 annual cash incentive, based on actual business performance, which will be payable in a lump sum on or around April 4, 2026, which is the same time such annual cash incentive is paid to other

KOPPERS HOLDINGS INC.	25
EXECUTIVE AND DIRECTOR COMPENSATION
executives. In addition, in consideration and conditioned upon her services during the Transition Period, KI has agreed to pay
Ms. Smith $123,400 in the form of a lump sum cash payment (representing the value of the equity awards that Ms. Smith would have become vested in during the Transition Period) and $330,000, payable in a lump sum on or around April 8, 2027
(representing her target 2026 annual cash incentive opportunity she would have been eligible for during the Transition Period if she continued to be a full-time employee).
Changes to Long-Term Equity Incentives for 2026. On December 4, 2025, the committee approved and the board ratified the following changes for 2026 grants of equity compensation to eligible employees, including our NEOs, under the LTIP:
•The mix of equity awards granted to our CEO will consist of 80 percent PSUs and 20 percent RSUs. The mix of equity awards granted to our other NEOs will consist of 60 percent PSUs and 40 percent RSUs. As noted above, for 2025, the equity mix for our CEO and NEOs was as follows: 75 percent PSUs and 25 percent RSUs for Mr. Ball, 50 percent PSUs and 50 percent
RSUs for Mr. Sullivan and 35 percent PSUs and 65 percent RSUs for our other NEOs.
•A portion of our 2026 PSU awards will continue to be earned based upon financial performance, but instead of using three-
year cumulative adjusted EBITDA as our metric, we will now use three-year cumulative adjusted EPS and three-year cumulative free cash flow, each with weightings of 50 percent. Adjusted EBITDA margin will then be used as a performance modifier (i.e., -25 percent to +25 percent of actual earned performance). Consistent with our 2025 PSU awards, a portion of the 2026 PSU awards remain eligible to be earned based upon the company’s relative TSR performance.
We believe that these changes better align our long-term compensation with the company’s strategic plan and remain consistent and competitive with peer group practices.
NEO Retirement Benefits. We maintain a 401(k) plan that permits U.S. salaried employees, including the NEOs, to contribute up to 60 percent of pay, subject to applicable limits for 401(k) plans. We match 100 percent of all salaried employee contributions to the 401(k) plan, including those of the NEOs, on the first three percent of an employee’s salary contributed to the plan and match 50 percent on the next two percent of an employee’s salary contributed to the plan. In order to remain competitive in the market for senior executive talent, we also maintain a supplemental benefit plan, which we refer to as the Benefit Restoration
Plan, to restore employer non-elective contributions lost by certain U.S. highly-paid employees, including the NEOs, in our
401(k) plan under U.S. tax law. Under both plans, we make employer non-elective contributions tied to our financial performance. Employer contributions have not yet been made for 2025; however, we have assumed such contributions will be paid for 2025 consistent with past practice and the assumed amounts of such contributions are included in the tables below.
Perquisites and Other Benefits. We provide a limited number of perquisites and other benefits to certain of our NEOs, which include club dues, parking and executive physicals. Additional details of the perquisites and other benefits we provide are more fully described in the footnotes to the “All Other Compensation” column of the Summary Compensation Table below.
We provide these perquisites and other benefits to promote a healthy work/life balance and provide opportunities for developing business relationships. We believe they are important to our ability to attract and retain top-quality executive talent and are consistent with those provided to executives at other companies comparable to us. The costs associated with providing these benefits for our NEOs are reflected in the “All Other Compensation” column of the Summary Compensation Table below on page
29.
Our NEOs also participate in the same standard salaried benefit plans as our other U.S. salaried employees. This includes a basic welfare benefits package consisting of medical, dental, vision, life and disability insurance and accident insurance plans, as well as flexible spending arrangements for health care, dependent care and transportation expenses.
Our NEOs are provided certain protections in the event of their termination of employment under specified circumstances, including in connection with a change in control of the company. We believe that these protections serve our retention objectives by permitting our NEOs to maintain continued focus and dedication to their responsibilities in order to maximize shareholder value, including in the event of a transaction that could result in a change in control of the company.
Compensation Policies and Practices
Compensation and Risk. The committee has concluded that the company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the company. The committee has designed a total compensation package with features that it believes will mitigate the risks associated with compensation policies and practices including:
•Our compensation programs provide a reasonable balance between annual and long-term performance, with a significant portion of compensation opportunities being delivered in the form of long-term incentives;
•Annual cash incentives are determined based on the company’s performance;
•The committee has the ability to modify annual cash incentives earned to reflect the quality of the company’s financial performance, individual performance and other factors that should influence compensation;
•The long-term incentive program focuses participants on longer-term stock price appreciation and earnings and cash growth;
•Executives are subject to stock ownership requirements that encourage a long-term perspective and ensure that the interests of executive officers are closely aligned with shareholders; and

26	2026 Proxy Statement
EXECUTIVE AND DIRECTOR COMPENSATION
•We maintain the ability to clawback compensation in connection with a financial restatement.
Role of Consultants. In accordance with its authority to retain advisors, in late 2024, the committee engaged Meridian
Compensation Partners, LLC (“Meridian”) as outside consultants to advise the committee with respect to 2025 compensation design decisions.
Meridian does not advise our management or receive any other compensation from us, except for performing valuations of TSR
PSUs. In its role as independent advisor to the committee, Meridian provided advice to the committee from time to time on various executive compensation matters, including conducting an annual competitive compensation analysis, which Meridian prepared for the committee in late 2024.
In compliance with the SEC and the NYSE disclosure requirements regarding the independence of compensation consultants,
Meridian provided the committee with a completed questionnaire addressing each of the six independence factors enumerated in the SEC requirements. Their responses affirm the independence of Meridian and the partners, consultants, and employees who service the committee on executive compensation matters and governance issues.
Companies Used for Defining Competitive Compensation. As stated above, one of the committee’s principles is to target the compensation of our NEOs within a range of the market median of our peer companies that were selected based on comparability in terms of industry, revenue and complexity. The revenue range for our 2025 peer group was $721 million to
$3.958 billion (based on revenue for the last 12 months as of October 31, 2024), with the peer group consisting of companies in multiple related industries, including building products, commodity chemicals, forest products and specialty chemicals. In advance of its decisions regarding 2025 compensation, the committee reviewed with Meridian the 2024 peer group and, taking into account Meridian’s advice, confirmed that it continues to constitute an appropriate peer group for purposes of 2025 compensation decisions with the following recommended change:
•Masonite International Corporation was acquired by Owens Corning (OC) in May 2024. Because compensation benchmarking data is no longer available for Masonite International Corporation, the committee removed it from the peer group for purposes of determining 2025 compensation.
Accordingly, for purposes of 2025 compensation decisions, the peer group selected by the committee, in consultation with
Meridian, consisted of the following:
Peer Group
•American Woodmark Corporation
(AMWD)
•Apogee Enterprises, Inc. (APOG)
•Armstrong World Industries, Inc.(AWI)
•Cabot Corporation (CBT)
•EnPro Industries, Inc. (NPO)
•Gibraltar Industries, Inc. (ROCK)
•The Greenbrier Companies, Inc.(GBX)
•Granite Construction Incorporated (GVA)
•H.B. Fuller Company (FUL)
•Hillenbrand, Inc. (HI)
•Innospec, Inc. (IOSP)
•Minerals Technologies, Inc. (MTX)
•Quaker Chemical Corporation (KWR)
•Simpson Manufacturing Co., Inc.(SSD)
•Standex International Corporation
(SXI)
•Stella-Jones, Inc. (SJ.TO)
•Stepan Company (SCL)
•Sterling Infrastructure, Inc. (STRL)
•Tronox Holdings plc (TROX)
Statistical regression was not used to adjust peer compensation data based on our revenue positioning relative to the peer group.
Through its competitive assessment, Meridian determined that target cash compensation for the majority of our executives fell at or below the market median competitive range, while the target total compensation for 40 percent of our executives fell within market competitive range.
Stock Ownership Requirements for Our Named Executive Officers. The committee and our board of directors have approved stock ownership requirements for senior executive management. The requirements apply to selected members of the management team, including all of the NEOs except Ms. Smith due to her retirement. The committee and our board of directors have also approved stock ownership guidelines, which apply to our non-employee directors, as described more fully below under
“Stock Ownership Guidelines for Our Non-Employee Directors.” The stock ownership requirements were designed to achieve the following objectives:
•demonstrate senior management’s commitment to and confidence in the company’s long-term prospects;
•align senior management’s interests with those of our shareholders;
•support a long-term focus; and
•quantify our expectations with regard to ownership of our stock by our senior management.

KOPPERS HOLDINGS INC.	27
EXECUTIVE AND DIRECTOR COMPENSATION
Our stock ownership requirements require our officers to accumulate a specified number of shares expressed as a value of stock ownership that is a multiple of base salary. The required value of stock ownership is converted into a number of shares that is recalculated annually. Until the stock ownership level is achieved, members of the management team are required to retain 75 percent of the net profit shares (i.e., excluding shares used for the payment of taxes) received from exercising stock options, the vesting of RSUs and PSUs.

Position		Ownership Requirement Multiple of Base Salary
Chief Executive Officer and Chair of the Board of Directors	(Mr. Ball)	6x
President and Chief Transformation Officer	(Mr. Sullivan)	4x
Chief Legal and Sustainability Officer and Secretary; Senior Vice President, Culture and Engagement*	(Ms. Apostolou and Mr. Lucas)	3x
*Ms. Smith was no longer subject to our stock ownership requirements effective January 5, 2026 upon her retirement from her position as our Chief Financial Officer. During fiscal year 2025, while Ms. Smith was serving as Chief Financial Officer and
Treasurer, the stock ownership requirement applicable to her was 3x base salary.
Unvested RSUs and shares owned outright by the executives and/or their spouses count toward meeting the requirements.
Unvested PSUs and unexercised stock options do not count toward meeting the stock ownership requirements for our executives.
All of our NEOs have achieved compliance with the target ownership level.
Policy on Insider Trading, Derivative Transactions and Restrictions on Hedging Transactions. We maintain an Insider
Trading and Securities Compliance Policy (the “Policy”) governing the purchase, sale, gift, or other disposition or transfer of our securities that applies to all employees, officers (including our NEOs), directors and other Koppers personnel. We also follow this
Policy for the repurchase of our securities. We believe that the Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations and the listing standards of the NYSE. A copy of the Policy was filed as Exhibit 19 to our
Annual Report on Form 10-K for the year ended December 31, 2025. The Policy also prohibits our employees, officers (including our NEOs), directors and other personnel from directly or indirectly engaging in the following types of transactions with respect to our securities: certain forms of hedging or monetization transactions, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, that would allow a person to hedge or offset any decrease in the market value of our securities;
short sales; transactions in publicly traded options; pledging our securities as collateral for a loan; or holding our securities in margin accounts or a brokerage account with a “margin feature” (unless the margin feature is not utilized, company securities are otherwise excluded from being pledged or the account holder does not engage in any transaction that results in a lien upon the company securities in the account).
Clawback Policy. As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act),
we maintain a clawback policy, which requires that certain incentive compensation paid to any current or former executive officer, including our NEOs, will be subject to recoupment if (x) the incentive compensation was calculated based on financial statements that were required to be restated due to material noncompliance with financial reporting requirements, without regard to any fault or misconduct, and (y) that noncompliance resulted in overpayment of the incentive compensation within the three fiscal years preceding the fiscal year in which the restatement was required. Incentive compensation subject to the clawback policy consists of compensation that is granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure (as defined in our clawback policy), including stock price and total shareholder return, on and after October 2,
2023.
Change in Control Agreements. We have entered into separate change in control agreements with all NEOs. Each of these agreements is described in the “Potential Payments upon Termination or Change in Control” section beginning on page 35 below.
Tax Considerations. For federal income tax purposes, cash compensation, such as base salary or annual cash incentive, is includible as ordinary compensation income when earned, unless deferred under a company-sponsored deferral plan. Deferrals under tax-qualified plans, such as a 401(k) plan, do not affect the timing of our tax deduction. Deferrals under non-qualified plans, the adoption of which have been approved by the board of directors, will result in the deferral of our compensation deduction until such time as the cash compensation is paid to the employee.
Section 162(m) of the Internal Revenue Code generally places a $1 million annual deduction limit on compensation paid to
“covered employees,” which includes our NEOs. The committee will — consistent with its past practice — design compensation programs that are intended to be in the best long-term interests of the company and our shareholders, with deductibility of compensation being one of several considerations taken into account.
We do not provide our NEOs with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999, or 409A of the Internal Revenue Code. Sections 280G and 4999 of the Internal
Revenue Code provide that executive officers, directors who hold significant equity interests in the company and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control of

28	2026 Proxy Statement
EXECUTIVE AND DIRECTOR COMPENSATION
the company that exceeds certain prescribed limits, and that the company, or a successor, may forfeit a deduction on the amounts subject to this additional tax. Section 409A of the Internal Revenue Code also imposes additional significant taxes on an executive officer, director or other service provider to the company in the event that he or she receives “deferred compensation” that does not meet certain requirements of Section 409A of the Internal Revenue Code.
Accounting Considerations. When reviewing preliminary recommendations and in connection with approving the terms of a given incentive plan period, management and the committee review and consider the accounting implications of a given award, including the estimated expense and impact on EPS. We follow The Financial Accounting Standards Board Accounting
Standards Codification Topic 718, or FASB ASC Topic 718, for our stock-based awards. FASB ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options, RSUs and PSUs, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below for equity awards to our NEOs as required by the applicable SEC rules. FASB ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that the recipient of such compensation is required to render service in exchange for the award.

KOPPERS HOLDINGS INC.	29
EXECUTIVE AND DIRECTOR COMPENSATION
Summary Compensation Table
The following table and related footnotes describe the total compensation awarded to, earned by or paid to our NEOs for services rendered during fiscal years 2025, 2024 and 2023.

Name and Principal Position	Year	Salary	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total

Leroy M. Ball	2025	$975,000	$5,145,824	$—	$844	$236,576	$6,358,244
Chief Executive Officer and Chair of the Board of Directors	2024	961,538	3,847,177	899,563	—	171,244	5,879,522
	2023	915,680	3,572,221	1,265,592	—	207,060	5,960,553
Jimmi Sue Smith	2025	$440,000	$819,799	$58,520	$48	$83,543	$1,401,910
Chief Financial Officer and Treasurer (Now Retired)	2024	429,231	527,210	233,400	—	70,527	1,260,368
	2023	393,269	502,973	278,100	—	75,777	1,250,119
James A. Sullivan	2025	$650,000	$2,016,576	$115,267	$270	$128,095	$2,910,208
President and Chief Transformation Officer	2024	650,000	1,542,263	505,700	—	110,764	2,808,727
	2023	583,577	1,287,777	741,600	—	112,050	2,725,004
Stephanie L. Apostolou	2025	$475,000	$956,843	$63,175	$58	$77,870	$1,572,946
Chief Legal and Sustainability Officer and Secretary	2024	429,231	527,210	233,400	—	59,587	1,249,428
	2023	389,231	482,920	266,976	—	60,398	1,199,525
Stephen G. Lucas(1)	2025	$360,360	$599,007	$31,952	$14	$49,689	$1,041,022
Senior Vice President, Culture and Engagement	2024	356,628	456,782	107,831	—	176,229	1,097,470

(1)Mr. Lucas was not an NEO in 2023.
(2)The amounts shown in these columns represent the aggregate grant date fair value of RSUs and PSUs granted to our NEOs computed in accordance with FASB ASC Topic 718. The value of TSR PSUs disclosed in the table is based upon a Monte Carlo valuation model and the value of the EBITDA PSUs is based on the probable outcome of the performance measures on the grant date. These award grant date fair values have been determined using the assumptions underlying the valuation of equity awards set forth in note 8 of the consolidated financial statements in our Annual Reports on Form 10-K for the years ended December 31, 2025, December 31, 2024 and December 31,
2023. Assuming the maximum amount of shares underlying each PSU are earned and vested (based on our relative TSR performance and achievement of cumulative adjusted EBITDA goals), the grant date fair values of PSUs granted in 2025 are: Mr. Ball, $8,463,561; Ms.
Smith, $924,503; Mr. Sullivan, $2,570,735; Ms. Apostolou, $1,049,125; and Mr. Lucas, $612,336.
(3)As discussed above in the “Compensation, Discussion and Analysis—2025 Compensation Decisions and Performance” section under the heading “Annual Cash Incentives”, a portion of each NEO's 2025 target total annual incentive opportunity was replaced with an award of
Rollover TSR PSUs. The amounts in this column reflect the remaining one-third of our NEOs' (other than Mr. Ball's) 2025 target total annual incentive opportunity that was structured as a cash incentive payment determined according to performance.
(4)The amounts disclosed in this column represent the portion of interest accrued (but not currently paid or payable) on deferred compensation that is considered above-market under SEC rules. In 2023 and 2024, the portion of interest accrued (but not currently paid or payable) on deferred compensation was not considered above market. Additional information regarding this plan is below under “2025
Non-qualified Deferred Compensation.”
(5)Includes all other compensation, the components of which for 2025 are described in the table immediately below.

30	2026 Proxy Statement
EXECUTIVE AND DIRECTOR COMPENSATION
All Other Compensation Table (2025)

	Perquisites(1)			Other Compensation
	Club Dues	Parking	Executive Physical	Defined Contribution Plan Contributions(2)	Benefit Restoration Plan Credits(3)	Dividend Equivalent Units(4)	Total All Other Compensation
Leroy M. Ball	$39,266	$—	$6,273	$26,950	$57,796	$106,291	$236,576
Jimmi Sue Smith	28,267	—	656	26,950	12,592	15,078	83,543
James A. Sullivan	22,505	3,540	5,167	26,950	30,736	39,197	128,095
Stephanie L. Apostolou	14,255	—	6,595	26,950	13,921	16,149	77,870
Stephen G. Lucas	—	—	6,273	26,950	4,886	11,580	49,689
(1)The aggregate incremental cost for the perquisites is based on our direct, out-of-pocket cost for providing those benefits.
(2)The full amount of “Defined Contribution Plan Contributions” disclosed for each NEO includes the actual amount of employer contributions made under our 401(k) plan and an assumed amount for employer non-elective contributions made under our 401(k) plan. Actual employer non-elective contributions have not yet been made for 2025; however, for purposes of this table, we have assumed that such contributions will be paid for 2025 in accordance with past practice. The assumed amount included for employer non-elective contributions with respect to each NEO is $12,950.
(3)Actual Benefit Restoration Plan credits have not yet been made for 2025; however, for purposes of this table, we have assumed that such amounts will be credited for 2025 in accordance with past practice. Additional information regarding this plan is below under “2025 Non-
qualified Deferred Compensation.”
(4)Unvested RSUs and PSUs granted under our LTIP are entitled to dividend equivalents at the same rate as dividends that are paid, if at all, to holders of our common stock, and such dividend equivalents are for the purpose of this proxy statement reflected as additional RSUs and PSUs, respectively, that are unvested when issued and vest on the same schedule as the underlying award. We call these dividend equivalent units or DEUs, which are only included in this column for RSUs and EBITDA PSUs because dividends are factored in the grant date fair value of TSR PSU awards.

KOPPERS HOLDINGS INC.	31
EXECUTIVE AND DIRECTOR COMPENSATION
2025 Grants of Plan Based Awards
As further described in the “Compensation Discussion and Analysis” section above, the following table shows the details concerning the potential amounts payable to Messrs. Ball, Sullivan and Lucas and Mses. Smith and Apostolou for performance during 2025 under our annual incentive plan. The actual annual incentive amounts earned and paid to each NEO are included in the “Summary Compensation Table” above. The table below also reflects PSUs (including Rollover TSR PSUs) and RSUs granted to each NEO during 2025 under our LTIP, where applicable.

			Date Management Development and Compensation Committee Took Action	Estimated Possible Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3) (4)			All Other Stock Awards: Number of Shares of Stock or	Grant Date Fair Value of Stock and Option
Name	Form of Award(1)	Grant Date	to Grant Award	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units(4) (5) (#)	Awards(6) ($)
Leroy M. Ball	Annual Cash Incentive Award			—	—	—
	PSU Award	1/3/2025	12/4/2024				31,218	124,871	249,742		$4,231,780
	RSU Award	1/3/2025	12/4/2024							28,816	914,044
Jimmi Sue Smith	Annual Cash Incentive Award			55,000	110,000	220,000
	PSU Award	1/3/2025	12/4/2024				3,434	13,737	27,474		$462,251
	RSU Award	1/3/2025	12/4/2024							11,272	357,548
James A. Sullivan	Annual Cash Incentive Award			108,334	216,667	433,334
	PSU Award	1/3/2025	12/4/2024				9,539	38,155	76,310		$1,285,367
	RSU Award	1/3/2025	12/4/2024							23,052	731,209
Stephanie L. Apostolou	Annual Cash Incentive Award			59,375	118,750	237,500
	PSU Award	1/3/2025	12/4/2024				3,904	15,615	31,230		$524,563
	RSU Award	1/3/2025	12/4/2024							13,628	432,280
Stephen G. Lucas	Annual Cash Incentive Award			30,030	60,060	120,120
	PSU Award	1/3/2025	12/4/2024				2,289	9,154	18,308		$306,168
	RSU Award	1/3/2025	12/4/2024							9,232	292,839
(1)The material terms of the awards reflected in this column are provided in the “Compensation, Discussion and Analysis—2025
Compensation Decisions and Performance” section under the headings “Annual Cash Incentives” and “Long-Term Equity Incentives.” The
equity incentive plan awards were granted under our LTIP.
(2)The amounts shown in these columns represent the threshold, target and maximum possible payouts of annual performance-based cash bonuses for NEOs (other than Mr. Ball) based on the applicable NEO’s salary as of January 1, 2025. Mr. Ball did not receive an annual performance-based cash bonus award in 2025. For Mr. Sullivan, the target payout was 33 percent of salary. For Mses. Smith and
Apostolou, the target payout was 25 percent of salary. For Mr. Lucas, the target payout was 17 percent of salary. Threshold performance would yield a payout of 50 percent of target and maximum performance would yield a payout of 200 percent of target. Amounts earned and paid to each NEO under our annual incentive plan are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary
Compensation Table.
(3)The amounts shown in these columns represent the threshold, target and maximum possible payouts under our TSR PSUs and EBITDA
PSUs granted in 2025. Threshold performance would yield a payout of 25 percent of target for both EBITDA PSUs and TSR PSUs and maximum performance would yield a payout of 200 percent of target for both EBITDA PSUs and TSR PSUs.
(4)Unvested RSUs and PSUs granted under our LTIP are entitled to DEUs.
(5)The RSU awards generally will vest in equal annual installments over four years on the anniversary of the January 3, 2025 grant date.
(6)The amounts shown in this column represent the aggregate grant date fair value of PSUs and RSUs granted to our NEOs in 2025. See
Footnote 2 to the Summary Compensation Table above, computed in accordance with FASB ASC Topic 718.

32	2026 Proxy Statement
EXECUTIVE AND DIRECTOR COMPENSATION
Outstanding Equity Awards at Fiscal Year-End
The table below provides information concerning unvested RSUs, PSUs and unexercised options held by each NEO at
December 31, 2025.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable(1) (#)	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2)(#)	Market Value of Shares or Units of Stock That Have Not Vested(3)($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4)(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3)($)

Leroy M. Ball	3/1/2016	60,728		$18.11	3/1/2026
	3/3/2017	33,519		44.10	3/3/2027
	3/2/2018	41,123		41.60	3/2/2028
	3/6/2019	61,178		26.63	3/6/2029
	3/3/2020	92,180		19.63	3/3/2030
	1/4/2021	49,272		29.84	1/4/2031
	1/4/2022	39,885	13,295	32.19	1/4/2032
						181,490	$4,914,749	82,098	$2,223,214
Jimmi Sue Smith	1/4/2022	4,998	1,666	$32.19	1/4/2032
						31,339	$848,660	8,701	$235,623
James A. Sullivan	1/4/2021	4,750		$29.84	1/4/2031
	1/4/2022	3,662	3,662	32.19	1/4/2032
						75,451	$2,043,213	24,575	$665,491
Stephanie L. Apostolou	1/4/2022	4,401	1,467	$32.19	1/4/2032
						33,145	$897,567	9,586	$259,589
Stephen G. Lucas						23,053	$624,275	5,774	$156,360
(1)Options granted on January 4, 2022 will vest in annual installments of 25 percent over four years beginning on the first anniversary of the grant date.
(2)The amounts shown in this column reflect the aggregate number of unvested RSUs awarded in 2022, 2023, 2024 and 2025, and related
DEUs, if any. The RSUs (and related DEUs) are scheduled to vest in annual installments of 25 percent over four years beginning on the first anniversary of the grant date for the awards granted in 2022 and 2025 and in annual installments of one-third over three years beginning on the first anniversary of the grant date for the awards granted in 2023 and 2024, as summarized below. Included in this column are the earned portion (and related DEUs) of: (i) 2023-2025 TSR PSU awards, which were earned for performance through 2025 at
150.0 percent of target and vested on January 5, 2026; (ii) 2023-2025 EBITDA PSU awards, which were earned for performance through
2025 at 116.1 percent of target and vested on January 5, 2026; and (iii) 2025-2027 TSR PSU awards, which were earned for performance through 2025 at 38.6 percent of target and will vest on January 5, 2028.

KOPPERS HOLDINGS INC.	33
EXECUTIVE AND DIRECTOR COMPENSATION

Name	Grant Date	# of Unvested Shares	Vesting Date

Leroy M. Ball	1/4/2022	4,994	1/5/2026
	1/4/2023	7,354	1/5/2026
	1/4/2023	117,439	1/5/2026
	1/4/2024	5,041	1/5/2026
	1/4/2024	5,041	1/5/2027
	1/3/2025	7,282	1/5/2026
	1/3/2025	7,282	1/5/2027
	1/3/2025	7,282	1/5/2028
	1/3/2025	7,282	1/5/2029
	1/3/2025	12,493	1/5/2028
Jimmi Sue Smith	1/4/2022	937	1/5/2026
	1/4/2023	2,210	1/5/2026
	1/4/2023	12,674	1/5/2026
	1/4/2024	1,452	1/5/2026
	1/4/2024	1,452	1/5/2027
	1/3/2025	2,848	1/5/2026
	1/3/2025	2,848	1/5/2027
	1/3/2025	2,848	1/5/2028
	1/3/2025	2,848	1/5/2029
	1/3/2025	1,222	1/5/2028
James A. Sullivan	1/4/2022	2,062	1/5/2026
	1/4/2023	5,663	1/5/2026
	1/4/2023	32,465	1/5/2026
	1/4/2024	4,250	1/5/2026
	1/4/2024	4,250	1/5/2027
	1/3/2025	5,825	1/5/2026
	1/3/2025	5,825	1/5/2027
	1/3/2025	5,825	1/5/2028
	1/3/2025	5,825	1/5/2029
	1/3/2025	3,461	1/5/2028
Stephanie L. Apostolou	1/4/2022	824	1/5/2026
	1/4/2023	2,123	1/5/2026
	1/4/2023	12,170	1/5/2026
	1/4/2024	1,452	1/5/2026
	1/4/2024	1,452	1/5/2027
	1/3/2025	3,444	1/5/2026
	1/3/2025	3,444	1/5/2027
	1/3/2025	3,444	1/5/2028
	1/3/2025	3,444	1/5/2029
	1/3/2025	1,348	1/5/2028
Stephen G. Lucas	1/4/2023	1,556	1/05/2026
	1/4/2023	8,921	1/5/2026
	1/4/2024	1,258	1/5/2026
	1/4/2024	1,258	1/5/2027
	1/3/2025	2,333	1/5/2026
	1/3/2025	2,333	1/5/2027
	1/3/2025	2,333	1/5/2028
	1/3/2025	2,333	1/5/2029
	1/3/2025	728	1/5/2028
(3)The amounts shown in this column represent the market value of these stock awards (and related DEUs) based on a closing market price of $27.08 per share on December 31, 2025, the last trading day in 2025.
(4)The amounts shown in this column reflect the aggregate number of unvested PSUs awarded in 2024 and 2025. All TSR PSU grants (and related DEUs, if any), are scheduled to vest if we achieve a total shareholder return ranking above the 25th percentile as compared to the
S&P Small Cap 600 Materials Index during the last two months of the applicable performance period. As of December 31, 2025, the total shareholder return ranked below the 25th percentile for the 2024 outstanding awards and above the 25th percentile for the 2025 outstanding awards. Accordingly, for purposes of determining the amounts shown in this column, we assumed threshold performance with respect to the 2024 TSR PSU awards and target performance with respect to the 2025 TSR PSU awards in accordance with applicable
SEC regulations. All EBITDA PSU grants (and related DEUs, if any) are scheduled to vest if we achieve three-year cumulative adjusted
EBITDA goals. As of December 31, 2025, we have not met threshold cumulative adjusted EBITDA. Accordingly, for purposes of determining the amounts shown in this column, we assumed threshold performance with respect to the 2024 and 2025 EBITDA PSU

34	2026 Proxy Statement
EXECUTIVE AND DIRECTOR COMPENSATION
awards in accordance with applicable SEC regulations. The actual number may be more or less depending on the company’s performance during the applicable performance periods. The number of unvested shares is summarized below.

Name	Grant Date	# of Unvested Shares	Vesting Date
Leroy M. Ball	1/4/2024	10,083	1/5/2027
	1/3/2025	72,015	1/5/2028
Jimmi Sue Smith	1/4/2024	1,271	1/5/2027
	1/3/2025	7,430	1/5/2028
James A. Sullivan	1/4/2024	3,720	1/5/2027
	1/3/2025	20,855	1/5/2028
Stephanie L. Apostolou	1/4/2024	1,271	1/5/2027
	1/3/2025	8,315	1/5/2028
Stephen G. Lucas	1/4/2024	1,101	1/5/2027
	1/3/2025	4,673	1/5/2028
2025 Option Exercises and Stock Vested
The table below sets forth information concerning aggregate exercises of stock options and the vesting of a portion of RSUs and
PSUs held by the NEOs during 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)

Leroy M. Ball	6,000	$78,060	73,196	$2,365,931
Jimmi Sue Smith	—	—	13,557	437,451
James A. Sullivan	—	—	30,530	985,001
Stephanie L. Apostolou	—	—	12,427	400,846
Stephen G. Lucas	—	—	9,234	253,145
(1)Value realized is calculated by multiplying the number of exercised options by the difference between the closing price of our common stock on the date of exercise and the exercise price of the stock option. Amounts included do not deduct any taxes paid by the NEOs in connection with such exercises.
(2)The amounts in this column represent the number of shares acquired upon the vesting of PSUs and RSUs multiplied by the closing stock price on the applicable vesting date. Amounts included do not deduct any taxes paid by the NEOs in connection with the vesting of the
PSUs and RSUs.
2025 Non-qualified Deferred Compensation
The table below sets forth information as of December 31, 2025 with respect to our Benefit Restoration Plan, a defined contribution plan that provides for the deferral of compensation on a basis that is not tax-qualified. The Benefit Restoration Plan is described in further detail below. None of our NEOs made any contributions or withdrawals during 2025 under the Benefit
Restoration Plan.

Name	Registrant Contributions in Last Fiscal Year ($)(1) (2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Balance at Last Fiscal Year End ($)(2) (4)
Leroy M. Ball	$57,796	$38,075	$781,125
Jimmi Sue Smith	12,592	2,173	56,423
James A. Sullivan	30,736	12,187	266,694
Stephanie L. Apostolou	13,921	2,636	66,238
Stephen G. Lucas	4,886	630	18,289
(1)The amounts shown in this column are reported as compensation in 2025 in the Summary Compensation Table.
(2)As described above, the amounts disclosed in these columns include an assumed amount for employer credits made under our Benefit
Restoration Plan. Actual employer credits have not yet been made for 2025; however, for purposes of this table, we have assumed that such amounts will be credited for 2025 in accordance with past practice.
(3)Amounts reported in this column are reported as compensation in 2025 as Change in Nonqualified Deferred Compensation Earnings in the
Summary Compensation Table for each NEO.

KOPPERS HOLDINGS INC.	35
EXECUTIVE AND DIRECTOR COMPENSATION
(4)The following amounts reported in this column were reported as compensation in the Summary Compensation Table for previous years:
$590,485 for Mr. Ball, $33,481 for Ms. Smith, $197,546 for Mr. Sullivan, $46,623 for Ms. Apostolou and $6,467 for Mr. Lucas.
Benefit Restoration Plan
On August 8, 2007, the board of directors approved (effective January 1, 2007) a non-qualified, deferred compensation plan for eligible, highly compensated employees, including our NEOs, to replace certain contributions lost under the qualified defined contribution plan as a result of the compensation limits imposed under the tax code. Annually, the account of each participant is credited with a contribution equal to the difference between: (a) the amount the participant would have received under the qualified defined contribution plan for such year but for tax code limits; and (b) the amount the participant actually received under the defined contribution plan for such year. Generally, amounts in a participant’s account vest according to the same schedule as contributions made under our qualified defined contribution plan. Accounts are credited with investment earnings based on an interest rate determined by, primarily, the Moody’s Corporate Bond Yield Average as of the preceding December 31. The interest rate for 2025 was 5.57 percent. Benefits will typically be paid upon a separation from service in five equal annual installments.
Potential Payments upon Termination or Change in Control
The following information and related table set forth the details of the payments and benefits that would be provided to each
NEO in the event that his or her employment is terminated with us for any reason including resignation, termination without cause, retirement, a constructive termination, a change in control or a change in the NEO’s responsibilities.
Broad-Based Severance Plan
Under our broad-based severance plan, salaried employees, including each of our NEOs, are entitled to one week of cash severance for each year of service if terminated without cause. For this purpose, “cause” means to the maximum extent permitted by applicable law and as determined by us in our sole discretion, a termination: (a) because of “conviction” of, or entering a plea of nolo contendere with respect to, a felony, or any misdemeanor evidencing moral turpitude, deceit, dishonesty, or fraud; (b) for engaging in conduct which constitutes failure to perform employment duties; (c) for unsatisfactory performance of employment duties; (d) for violating a material provision of our Code of Conduct, or our safety, health, environmental, or other policies; or (e) for engaging in any misconduct which we determine, in our sole discretion, has the effect of being injurious to the company.
Change in Control Agreements
We have entered into separate individual change in control agreements with each of our NEOs. These agreements have an initial two-year term and, thereafter, one-year automatically renewed terms. Notwithstanding the foregoing, in each case we reserve the right, in our discretion, to terminate the change in control agreement by providing notice of termination at least 90 days prior to the expiration of the then current term.
These agreements are designed to mitigate concerns arising from a change in control, and help to ensure the continued
dedicated service of our key employees. Cash payments received under these agreements require a “double trigger”—that is, the occurrence of both a change in control and a qualifying termination of employment. Specifically, the change in control agreements set out benefits that become payable if one of the following events occurs within two years after a change in control has occurred:
•the NEO terminates his or her employment upon 30 days written notice after (i) being requested to relocate his or her primary office to a location greater than 50 miles from the then current primary office of the NEO; or (ii) a material reduction in the
NEO’s duties, responsibilities or compensation; or
•the NEO’s employment is terminated by the company other than for cause or disability.
The benefits to which the NEO would be entitled in the event of a termination of the NEO’s employment under the above-
specified conditions following a change in control include:
•all of the NEO’s accrued salary to the date of termination;
•a pro-rata bonus for the year in which the termination occurs equal to the average of the payments awarded for the previous two years;
•a lump sum payment equal to twice the NEO’s base salary;
•life, disability, accident and group health benefits (or the monetary equivalent of such benefits) for two years or until the NEO receives comparable benefits from a third party; and
•continued indemnification for pre-termination acts and omissions.
The treatment of equity awards in connection with a change in control is handled in the equity award agreements themselves, described below, not in these agreements.
The payments and benefits to which the NEO would be entitled in the event he or she is terminated after a change in control will also be reduced as necessary to cause the total payments and “parachute payments” (as defined in the tax code) to not exceed the limitation set forth in Section 280G of the tax code.

36	2026 Proxy Statement
EXECUTIVE AND DIRECTOR COMPENSATION
Effect of Termination for Any Reason or Change in Control on Unvested LTIP Awards
As further described in the “Outstanding Equity Awards at Fiscal Year End” table, certain NEOs hold unvested RSUs, unvested
PSUs, unvested DEUs associated with the foregoing and stock options under the LTIP. Other than in connection with an involuntary termination related to a change in control (as described below), if the employment of any of the NEOs is terminated for any reason (other than retirement, death or permanent disability), the NEO will forfeit any unvested RSUs, PSUs (except
Rollover TSR PSUs in certain circumstances, as described below) and stock options; the NEO will not forfeit any RSUs, PSUs and stock options already vested.
If the employment of any of the NEOs is terminated for retirement(1), death or permanent disability prior to the originally scheduled vesting date, vesting of RSUs, PSUs and stock options granted prior to 2024 will be as follows:

Type of Award	Vesting

PSUs
Pro-Rata Vesting at End of Measurement Period. Upon completion of the performance measurement period, the NEO will vest in a number of shares equal to the number of shares (if any) in which the NEO would have vested at the end of the measurement period had he/she continued in our service through the end of the measurement period multiplied by a fraction, the numerator of which is the number of days of service the NEO completed between the award date and the termination of the NEO’s service and the denominator of which is the total number of days in the measurement period.

RSUs and Stock Options
Immediate Pro-Rata Vesting. For awards granted in 2022 (RSUs and stock options) and 2023 (RSUs only), immediate vesting in the number of RSUs or stock options equal to the number of shares (if any) in which the
NEO would have vested on the next applicable vesting date had he/she continued in our service through such next applicable vesting date multiplied by a fraction, the numerator of which is the number of days of service the
NEO completed between the prior applicable vesting date (or the award date, if applicable) and the date of termination of the NEO’s service, and the denominator of which is the total number of days from the prior applicable vesting date (or the award date, if applicable) to the next applicable vesting date.

(1)For purposes of awards granted prior to 2024, retirement is defined as a voluntary termination from service (i) on or after the attainment of age 65, or (ii) on or after the attainment of age 55 with at least 10 years of service, or involuntary termination from service with at least 30 years of service other than in connection with a termination for misconduct. “Years of service” means the total number of years of
“accumulated service” as such term is defined under our pension plan for salaried employees (regardless of whether the grantee is eligible to receive a benefit under such plan). Mr. Ball and Mr. Sullivan are currently eligible for retirement for purposes of these awards.
RSU and PSU awards (except for the Rollover TSR PSU awards) granted in 2024 and 2025 include two categories of retirement: normal retirement(1) and early retirement(2). If the employment of any of the NEOs is terminated under the circumstances described below, in each case, prior to the originally scheduled vesting date, vesting of 2024 and 2025 RSUs and
PSUs (other than Rollover TSR PSUs) will be as follows:

Type of Award

Termination of NEO Employment	PSUs (excluding Rollover TSR PSUs)	RSUs

Normal retirement(1)
Continued Full Vesting. Upon completion of the
performance measurement period, the NEO will vest in a
number of shares equal to the number of shares (if any)
in which the NEO would have vested at the end of the
measurement period had he/she continued in our service
through the end of the measurement period if the
termination of service occurs on or after the December
31st immediately following the award date. Vesting is
conditioned upon the NEO’s continued compliance with
restrictive covenants through January 5, 2027 for 2024
PSUs and January 5, 2028 for 2025 PSUs and each
such date shall serve as the issue date with respect to
the 2024 PSUs and 2025 PSUs, respectively.

Immediate Full Vesting. The NEO will
immediately vest in all otherwise unvested shares
if the termination of service occurs on or after the
December 31st immediately following the award
date. The issue date with respect to such shares
will be the date(s) on which such shares would
otherwise have become vested.

Early retirement(2), death, permanent disability or involuntarily after such NEO has completed at least 30 years of service(3) other than in connection with a termination for misconduct	Pro-Rata Vesting at End of Measurement Period. Same as for PSUs granted prior to 2024 as described in the table above.	Immediate Pro-Rata Vesting. Same as for 2022 and 2023 RSUs as described in the table above.
(1)Normal retirement means a voluntary termination from service (i) on or after attainment of age 60 with at least 15 years of service, or (ii) on or after attainment of age 65; provided that the grantee has delivered at least 180 days prior written notice of termination. None of our
NEOs are currently eligible for normal retirement for purposes of these awards.
(2)Early retirement means a voluntary termination from service on or after age 55 with at least 10 years of service that is not a normal retirement; provided that the grantee has delivered at least 180 days prior written notice of termination. Mr. Ball and Mr. Sullivan would be eligible for early retirement for purposes of these awards if they deliver at least 180 days prior written notice of termination.
(3)“Years of service” means the total number of years of “accumulated service” as such term is defined under our pension plan for salaried employees (regardless of whether the grantee is eligible to receive a benefit under such plan).

KOPPERS HOLDINGS INC.	37
EXECUTIVE AND DIRECTOR COMPENSATION
PSUs also provide that if the grantee’s employment terminates by reason of his or her (i) retirement, death or permanent disability for 2023 grants, or (ii) early retirement, death, permanent disability or involuntarily after such grantee has completed at least 30 years of service other than in connection with a termination for misconduct for 2024 and 2025 grants (other than for
Rollover TSR PSUs), in each case, on or after the last day of the measurement period but before the vesting date, then the grantee will vest in a number of shares equal to the number of shares (if any) in which he/she would have vested had his or her service continued without interruption through the vesting date.
Rollover TSR PSUs provide that, on January 5, 2028, the grantee will vest in a number of shares if the grantee's employment terminates for any reason (including death or permanent disability) prior to January 5, 2028 other than (i) involuntary termination for misconduct; or (ii) voluntarily during the one-year period following the grant date if such termination is not a retirement. In any qualifying voluntary termination (including a retirement) prior to December 31, 2027, the grantee will vest in a number of shares
(if any) in which he/she would have been vested on January 5, 2028 had he or she continued in our service through January 5,
2028, multiplied by a fraction, the numerator of which is the number of days of service the grantee completed between the award date and the termination of the grantee's service, and the denominator of which is the total number of days during the period beginning on the award date and ending on January 5, 2028. In the case of any other termination, the grantee will vest in a number of shares (if any) in which he/she would have vested on January 5, 2028 had he or she continued in our service through such date determined according to actual performance during the performance period. In the event of termination of a grantee's service for any reason other than death or permanent disability, vesting is conditioned upon the grantee's continued compliance with restrictive covenants through January 5, 2028, which shall also serve as the issue date for any vested shares.
For purposes of the Rollover TSR PSUs, retirement means voluntary termination from service (i) on or after the attainment of age 65, or (ii) on or after the attainment of age 55 with at least 10 years of service.
In the event of a change in control, awards to the NEOs may be assumed or otherwise continued in effect or replaced with a cash or equity retention program by the successor company. If this occurs, there will be no automatic accelerated vesting of unvested RSUs, PSUs (including Rollover TSR PSUs) and stock options, regardless of the year in which they were granted. If the NEO is involuntarily terminated (for reasons other than misconduct) within 24 months following the change in control, then any outstanding unvested RSUs, PSUs (including Rollover TSR PSUs) and stock options shall become vested.
If the awards to the NEOs are not assumed or otherwise continued in effect or replaced with a cash retention program by the successor company (or if the NEO is involuntarily terminated for reasons other than misconduct within 24 months following the change in control), there will be accelerated vesting of unvested RSUs, PSUs (including Rollover TSR PSUs) and stock options.
For PSUs granted in 2023, if the change in control occurs within the first eighteen months of the measurement period, this accelerated vesting would be for a number of shares equal to the number of shares that would have been earned if the performance objective at the end of the measurement period was at the target level (less any shares in which the grantee is at the time vested), and if the change in control occurs on or after the first day of the nineteenth month of the measurement period, this accelerated vesting would be for a number of shares equal to the number of shares that would have been earned pursuant to the performance objective (pro-rated through the date of the change in control if it occurs prior to the end of the measurement period) based on our actual performance through the earlier of the effective date of the change in control or the end of the measurement period. For EBITDA PSUs granted in 2024 and 2025, this accelerated vesting would be for a number of shares based upon whether our compound annual growth rate of adjusted EBITDA meets certain performance thresholds as of the date of the change in control rather than on the basis of three-year cumulative adjusted EBITDA. For TSR PSUs granted in 2024 and
2025 (including Rollover TSR PSUs), this accelerated vesting would be for a number of shares equal to the number of shares that have been earned pursuant to the performance objective (with such performance objective being pro-rated through the date of the change in control if it occurs prior to the end of the measurement period) based on our actual performance through the earlier of the effective date of the change in control or the end of the measurement period.
Payments Made Upon Death or Disability
In the event of the death or disability of an NEO, the NEO will receive benefits under our life insurance plan or payments under our disability plan, as appropriate.
Quantification of Payments Made Upon Death, Disability, Retirement, Change in Control and Termination Without
Cause
The following assumptions and principles apply with respect to the following table and any termination of an NEO:
•The amounts shown in the table assume that each NEO had a qualified termination of employment on December 31, 2025 and the price of our common stock is equal to $27.08, the closing market price on December 31, 2025, which was the last trading day in 2025, and include the estimate of any additional amounts that would be paid to the NEO on the occurrence of the termination event. The actual amounts that would be paid to an NEO can only be determined at the time of an actual termination event or change in control and may be materially different from the estimated amounts included in the table below. In some cases, a release may be required before amounts would be payable.
•An NEO is entitled to receive amounts earned during the term of his or her employment (such as his or her base salary)
regardless of the manner in which his or her employment is terminated.

38	2026 Proxy Statement
EXECUTIVE AND DIRECTOR COMPENSATION
•The estimated amounts included in the table only represent additional amounts that would be payable on the specific termination event.
•The amounts estimated in connection with a termination related to a change in control in the table include the amount an
NEO is entitled to receive under the LTIP if the awards are assumed or otherwise continued in effect or replaced with a cash retention program by the successor company followed by a qualifying termination. The amounts shown relating to TSR PSU awards and 2024 EBITDA PSU awards represent the value of these awards based on the actual performance through the effective date of the change in control on a pro-rated basis. The amounts shown relating to 2025 EBITDA PSU awards represent the value of these awards based on our compound annual growth rate of adjusted EBITDA as of the date of the change in control. In the event of a change in control in which the awards are not assumed or otherwise continued in effect or replaced with an equity award or cash retention program by the successor company, each NEO would be entitled to the equity award vesting acceleration set forth below under a Qualifying Termination Following a Change in Control.

Named Executive Officer	Termination Due to Death or Disability(1)	Termination Due to Retirement(1)	Qualifying Termination Following a Change in Control	Termination Without Cause Not Related to Change in Control(3)
Leroy M. Ball
Bonus	$—	$—	$1,082,578	$—
Cash severance	—	—	1,950,000	281,250
Equity vesting	4,949,494	4,216,164	5,952,361	405,965
Health and welfare	—	—	45,514	—
Cutback(2)	—	—	—	—
	$4,949,494	$4,216,164	$8,941,138	$687,215
Jimmi Sue Smith(4)
Bonus	$58,520	$58,520	$255,750	$—
Cash severance	—	—	880,000	42,310
Equity vesting	703,899	—	966,888	80,999
Health and welfare	—	—	55,346	—
Cutback(2)	—	—	106,799	—
	$762,419	$58,520	$2,264,783	$123,309
James A. Sullivan
Bonus	$115,267	$115,267	$623,650	$—
Cash severance	—	—	1,300,000	150,000
Equity vesting	1,761,928	1,498,278	2,382,939	159,526
Health and welfare	—	—	68,092	—
Cutback(2)	—	—	—	—
	$1,877,195	$1,613,545	$4,374,681	$309,526
Stephanie L. Apostolou
Bonus	$63,175	$63,175	$250,188	$—
Cash severance	—	—	950,000	127,890
Equity vesting	716,789	—	1,022,662	87,444
Health and welfare	—	—	10,622	—
Cutback(2)	—	—	15,789	—
	$779,964	$63,175	$2,249,261	$215,334
Stephen G. Lucas
Bonus	$31,952	$31,952	$135,492	$—
Cash severance	—	—	720,720	20,790
Equity vesting	490,906	—	708,815	44,210
Health and welfare	—	—	22,044	—
Cutback(2)	—	—	—	—
	$522,858	$31,952	$1,587,071	$65,000
(1)In the event of termination due to disability or retirement, the executive will receive the pro-rata share of the bonus to which he or she would have otherwise been entitled at year-end subject to the discretion of the CEO (as approved by the management development and compensation committee and the board) in accordance with the company’s annual incentive plan.
(2)As discussed in “Change in Control Agreements,” we do not provide for any tax gross-up payments relating to the excise tax on excess
“parachute payments” (as defined in the tax code). If an executive is entitled to receive payments upon a change in control, such payments will be reduced (or “cut back”) by the terms of the applicable change in control agreement so that such payments do not exceed the limitation set forth in Section 280G of the tax code.

KOPPERS HOLDINGS INC.	39
EXECUTIVE AND DIRECTOR COMPENSATION
(3)Under our broad-based severance plan, salaried employees are entitled to one week of cash severance for each year of service if terminated without cause.
(4)As discussed above in the “Compensation, Discussion and Analysis” section under the heading “Transition Agreement with Ms. Smith in
2026”, we entered into the Smith Transition Agreement with Ms. Smith effective March 17, 2026 pursuant to which she will receive payments in connection with her retirement that differ from the quantification set forth in this table.
In addition to the above amounts, Messrs. Ball, Sullivan and Lucas and Mses. Smith and Apostolou would also be entitled to a post-retirement benefit under our Benefit Restoration Plan, as described on pages 34 and 35. Please see page 34 for a quantification of the related payments.
Director Compensation
We have adopted a standard arrangement to compensate each of our non-employee directors. In 2025, each non-employee director received the following:

Director Compensation Program
Annual Cash Retainer for Non-Employee Directors	$85,000
Supplemental Annual Cash Retainer for Non-Executive Chair	100,000
Supplemental Annual Cash Retainer for Lead Independent Director	25,000
Supplemental Annual Cash Retainer for Audit Committee Chair	20,000
Supplemental Annual Cash Retainer for Management Development and Compensation Committee Chair	17,500
Supplemental Annual Cash Retainer for Nominating and Corporate Governance Committee Chair	15,000
Supplemental Annual Cash Retainer for Sustainability Committee and Strategy and Risk Committee Chair	12,500
Annual Equity Award of RSUs	125,000
Supplemental board meeting attendance fee for meetings in excess of six per year	1,000
Supplemental committee meeting attendance fee for meetings in excess of six per year	1,000
We also reimburse directors for their out-of-pocket expenses incident to their service on the board and in connection with attendance at board and committee meetings and the annual meeting of shareholders.
The annual equity award, which is in the form of RSUs, is issued to incumbent directors upon the date of our annual meeting.
The annual equity award is issued to new non-employee directors upon the date that they are first elected to the board and is prorated for new non-employee directors serving less than twelve months. The actual number of RSUs to be granted to each non-employee director is determined on the grant date and is based upon the closing selling price per share of our common stock at the close of regular hours trading (i.e., before after-hours trading begins) on the NYSE as such price is officially quoted in the composite tape of transactions on the NYSE on the grant date. The annual equity award vests upon the earlier to occur of
(a) the date which is 365 days after the grant date or (b) the date of the next annual meeting of the company, provided that, in both cases, the director remains in continuous service as a director of the company during such period. If a director terminates service prior to the vesting of his or her RSUs, the director will receive, on the date of termination of service, a number of shares equal to the number of shares in which the director would have vested at the end of the vesting period had he/she continued in our service through the end of such period multiplied by a fraction, the numerator of which is the number of days of service the director completed between the award date and the termination of the director’s service and the denominator of which is 365. In the event of a change in control, there will be accelerated vesting of unvested annual equity award RSUs.
At least every two years, the board reviews and sets the compensation for non-employee directors based, in part, on the recommendation of the management development and compensation committee. Director compensation was reviewed by the board in May 2025 and the following changes were adopted: (1) the supplemental annual cash retainer for the lead independent director was set to $25,000; and (2) the value of the annual equity award of RSUs for all non-employee directors was increased from $110,000 to $125,000. Factors considered include (i) the level of compensation necessary to attract and retain qualified directors; (ii) maintaining director independence; and (iii) providing incentives that encourage directors to act in the interests of shareholders. Pursuant to the terms of our LTIP, the aggregate grant date fair value for accounting purposes of all awards granted to any non-employee director during any single calendar year (excluding awards made at the election of such non-
employee director in lieu of all or a portion of annual and committee cash retainers) will not exceed $350,000.

40	2026 Proxy Statement
EXECUTIVE AND DIRECTOR COMPENSATION
2025 Director Compensation
The table below provides information concerning the compensation of our non-employee directors for 2025. Mr. Ball did not receive compensation for his service as a director (including as chair of the board of directors) in 2025. Mr. Ball’s compensation for his services as an employee is discussed above.

Name	Fees Earned or Paid in Cash(1)		Stock Awards(2)	Total
Stephen R. Tritch	$65,416	(3)	$—	$65,416
Xudong Feng, Ph.D.	100,500	(4)	125,000	225,500
Traci L. Jensen	88,000	(5)	125,000	213,000
David L. Motley	102,000	(6)	125,000	227,000
Albert J. Neupaver	116,730	(7)	125,000	241,730
Laura J. Posadas	13,166		62,832	75,998
Andrew D. Sandifer	99,984	(8)	125,000	224,984
Louis L. Testoni	37,128	(9)	—	37,128
Nishan J. Vartanian	87,000	(10)	125,000	212,000
Sonja M. Wilkerson	105,500	(11)	125,000	230,500
(1)Each director received a total amount of $85,000 for his or her 2025 annual cash retainer, except for Mr. Tritch, Ms. Posadas and Mr.
Testoni who each served for only part of the year ended December 31, 2025. Mr. Tritch and Mr. Testoni, who each retired from the board of directors effective May 8, 2025, each received a total amount of $30,056 for their 2025 annual cash retainer for the period from January
1, 2025 through May 8, 2025. Ms. Posadas, who was elected to the board of directors effective as of November 5, 2025, received a total amount of $13,166 for her 2025 annual cash retainer for the period from November 5, 2025 through December 31, 2025.
(2)On May 8, 2025, each incumbent non-management member of the board of directors was granted 4,778 RSUs. On November 5, 2025,
Ms. Posadas was granted 2,240 RSUs. The amounts in this column relating to the May 8, 2025 awards represent the grant date fair value of that grant, which is determined by multiplying the shares granted by $26.16 per share, the closing stock price on May 8, 2025. The amount in this column relating to Ms. Posadas' November 5, 2025 award represents the grant date fair value of that grant, which is determined by multiplying the shares granted by $28.05 per share, the closing stock price on November 5, 2025. These award grant date fair values have been determined in accordance with FASB ASC Topic 718 using the assumptions underlying the valuation of equity awards set forth in note 8 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31,
2025. As of December 31, 2025, each incumbent non-management director, except Ms. Posadas, held 4,778 unvested RSUs.
(3)Mr. Tritch received an additional $35,360 for serving as chair of the board for the period from January 1, 2025 through May 8, 2025.
(4)Dr. Feng received an additional $12,500 for serving as chair of the sustainability committee and an additional $3,000 for supplemental meeting fees.
(5)Ms. Jensen received an additional $3,000 for supplemental meeting fees.
(6)Mr. Motley received an additional $15,000 for serving as chair of the nominating and corporate governance committee and an additional
$2,000 for supplemental meeting fees.
(7)Mr. Neupaver received an additional $16,230 for serving as lead independent director for the period from May 8, 2025 through
December 31, 2025, an additional $12,500 for serving as chair of the strategy and risk committee and an additional $3,000 for supplemental meeting fees.
(8)Mr. Sandifer received an additional $12,984 for serving as chair of the audit committee for the period from May 8, 2025 through
December 31, 2025 and an additional $2,000 for supplemental meeting fees.
(9)Mr. Testoni received an additional $7,072 for serving as chair of the audit committee for the period from January 1, 2025 through May 8,
2025.
(10)Mr. Vartanian received an additional $2,000 for supplemental meeting fees.
(11)Ms. Wilkerson received an additional $17,500 for serving as chair of the management development and compensation committee and an additional $3,000 for supplemental meeting fees.
Deferred Compensation
Our non-employee directors may elect to have some or all of their eligible compensation (including cash retainer and RSUs)
credited to the Koppers Holdings Inc. Director Deferred Compensation Plan, thus deferring receipt of such compensation until after the director leaves the board. All amounts held in a director’s account under the Deferred Compensation Plan are credited as notional units each representing the right to receive one share of our common stock, or what we refer to as stock units. For cash compensation, the number of stock units is determined by dividing the dollar amount of the deferral by the closing selling price of our common stock on the NYSE on the date of the deferral. For stock compensation, the number of stock units is equal to the corresponding number of shares of our common stock that were earned by the deferring non-employee director. Should any cash dividend be declared and paid on our common stock while one or more stock units are credited to a director’s account, then each account will be credited additional full or fractional stock units on the applicable dividend payment date as determined by the fair market value per share of our common stock on such date. Each non-employee director will generally be paid his or her deferred compensation account balance no earlier than the May 31st following such non-employee director ceasing to be a

KOPPERS HOLDINGS INC.	41
EXECUTIVE AND DIRECTOR COMPENSATION
member of the board, except in circumstances of death, in which case payment will be made as soon as administratively practicable. Each non-employee director’s account balance will be paid in either a lump sum or in annual installments for up to five years. All payments are made in the form of one share of our common stock for each stock unit credited to the director’s deferred account, except that we may elect to pay any fractional stock units in cash.
Stock Ownership Guidelines for Our Non-Employee Directors
The committee and our board of directors have approved stock ownership guidelines for non-employee directors as part of our corporate governance guidelines. The stock ownership guidelines were designed to achieve the following objectives:
•demonstrate the commitment of non-employee directors to and confidence in the company’s long-term prospects;
•establish commonality of interest through direct ownership of company stock, encouraging a partner-like environment with non-employee directors and shareholders;
•support a long-term focus; and
•quantify our expectations with regard to ownership of our stock by our non-employee directors.
Our corporate governance guidelines provide that each non-employee director shall strive to accumulate a specified number of company shares. The suggested stock ownership level for non-employee directors is five times the annual cash retainer payable to the non-employee director. The suggested stock ownership level is converted into a number of shares that is recalculated annually. Until the stock ownership level is achieved, it is suggested that non-employee directors retain all shares of our stock that such non-employee directors own. Non-employee directors are permitted to sell company securities pursuant to an approved Rule 10b5-1 plan or in an open window period outside of an approved Rule 10b5-1 plan.
Shares owned outright by non-employee directors and/or their spouses, shares held in a personal individual retirement account or rollover individual retirement account and unvested restricted stock or RSUs count toward meeting the guidelines.
All of our non-employee directors, except Ms. Posadas, Mr. Sandifer and Mr. Vartanian, have achieved compliance with the suggested ownership level.
2025 Pay Ratio Disclosure
As required by applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Leroy M. Ball, our Chief Executive Officer (our “CEO”).
For 2025, our last completed fiscal year:
•the annual total compensation of our median employee was $88,286; and
•the annual total compensation of our CEO, as reported in the Summary Compensation Table included elsewhere in this proxy statement (adjusted as noted below), was $6,372,338.
Based on this information, for 2025 the ratio of the annual total compensation of Leroy M. Ball, our Chief Executive
Officer, to the annual total compensation of our median employee was 72 to 1.
We took the following steps, as permitted by SEC rules, to identify the median of the annual total compensation of all of our employees, as well as to determine the annual total compensation of our median employee and our CEO using the same methodology that we use to determine our NEOs’ annual total compensation for the Summary Compensation Table in this proxy statement:
•We determined that, as of December 31, 2025, our employee population consisted of approximately 1,850 individuals. This population consisted of our full-time, part-time, and temporary employees (without exclusions) employed with us as of that determination date.
•To identify the “median employee” from our employee population, we used the amount of “gross wages” for the identified employees as reflected in our payroll records for the twelve-month period beginning January 1, 2025 and ending December 31, 2025. For gross wages, we generally used the total amount of compensation the employees were paid before any taxes, deductions, insurance premiums, and other payroll withholding. We did not use any statistical sampling techniques.
•For the annual total compensation of our median employee, we identified and calculated the elements of that employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, but including the estimated value of the median employee’s health care benefits, resulting in annual total compensation of $88,286.
•For the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2025 Summary
Compensation Table included in this proxy statement. However, to maintain consistency between the annual total compensation of our CEO and the median employee, we also added the estimated value of our CEO’s health care benefits on an annualized basis (estimated for our CEO and our CEO’s eligible dependents at $14,094) to the amount reported in the
Summary Compensation Table.

42	2026 Proxy Statement
EXECUTIVE AND DIRECTOR COMPENSATION
The CEO pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodologies and assumptions described above. SEC rules for identifying the median employee and determining the CEO pay ratio permit companies to employ a wide range of methodologies, estimates and assumptions. As a result, the CEO pay ratios reported by other companies, which may have employed other permitted methodologies or assumptions and which may have a significantly different work force structure from ours, are likely not comparable to our CEO pay ratio.
Compensation Committee Interlocks and Insider Participation
During 2025, the following directors, all of whom are independent directors, served on our management development and compensation committee: Sonja M. Wilkerson, Xudong Feng, Ph.D., Traci L. Jensen, Albert J. Neupaver and Andrew D.
Sandifer. None of our executive officers serve as a member of a board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our board or management development and compensation committee.

KOPPERS HOLDINGS INC.	43
2025 Pay Versus Performance Disclosure
Pay Versus Performance Table
As required by applicable SEC rules, we are providing the following information about the relationship between the compensation actually paid ("CAP") to certain individuals and certain of our financial performance measures. The calculations and analysis below do not necessarily reflect our approach to aligning executive compensation with performance. For further information concerning our pay-for-performance philosophy and how we align NEO compensation with our performance, refer to the Compensation Discussion and Analysis above.

			Average Summary Compensation Table Total	Average Compensation Actually Paid	Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	for Non-PEO Named Executive Officers(3)	to Non-PEO Named Executive Officers(4)	Total Shareholder Return(5)	Peer Group Total Shareholder Return(5)	Net Income(6) (In millions)	Adjusted EBITDA(7) (In millions)
2025	$6,358,244	$1,080,918	$1,731,522	$774,881	$89.66	$154.36	$56.0	$256.7
2024	5,879,522	(2,999,851)	1,603,998	179,349	106.14	134.78	48.6	261.6
2023	5,960,553	17,568,133	1,579,169	4,141,388	166.69	133.42	89.8	256.4
2022	5,770,002	2,902,239	1,404,909	903,710	91.17	111.20	63.2	228.1
2021	5,196,873	3,801,572	1,362,868	982,152	100.45	118.41	84.9	223.5
(1)The amounts shown in this column represent the amount of total compensation reported for Leroy M. Ball, our Chief Executive Officer and
Chair of the board of directors, who is considered our Principal Executive Officer under applicable SEC rules (the “PEO”), for each corresponding year in the “Total” column of the Summary Compensation Table above.
(2)The amounts shown in this column represent the amount of CAP to Mr. Ball, as computed in accordance with Item 402(v) of Regulation S-
K. The amounts do not reflect the actual amount of compensation earned by or paid to Mr. Ball during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Ball’s total compensation for each year to determine the CAP:

Year	Reported Summary Compensation Table Total for PEO(a)	Less Reported Summary Compensation Table Value of PEO Equity Awards(b)	Plus Adjusted Value of Equity Awards(c)	Compensation Actually Paid to PEO
2025	$6,358,244	$5,145,824	$(131,502)	$1,080,918
2024	5,879,522	3,847,177	(5,032,196)	(2,999,851)
2023	5,960,553	3,572,221	15,179,801	17,568,133
2022	5,770,002	3,745,653	877,890	2,902,239
2021	5,196,873	3,099,995	1,704,694	3,801,572
(a)This column represents the amount of total compensation reported for Mr. Ball for each corresponding year in the “Total” column of the
Summary Compensation Table above.
(b)This column represents the grant date fair value of equity awards reported in the “Stock Awards” and “Option Awards” columns in the
Summary Compensation Table above for the applicable year.
(c)This column represents an adjustment to the amounts in the “Stock Awards” and “Option Awards” columns in the Summary Compensation
Table for the applicable year (a “Subject Year”). For a Subject Year, the adjusted amount replaces the “Stock Awards” and “Option Awards”
columns in the Summary Compensation Table for Mr. Ball to arrive at CAP to Mr. Ball for that Subject Year. The adjusted amount is determined by adding (or subtracting, as applicable) the following for that Subject Year: (i) the year-end fair value of any equity awards granted in the Subject Year that are outstanding and unvested as of the end of the Subject Year; (ii) the amount of change as of the end of the Subject
Year (from the end of the prior fiscal year) in the fair value of any awards granted in prior years that are outstanding and unvested as of the end of the Subject Year; (iii) for awards that are granted and vest in the Subject Year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the Subject Year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year)
in the fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the Subject
Year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the Subject Year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the Subject Year. The valuation assumption for the EBITDA PSUs granted during 2024 is 49 percent of fair value as this represents the probable performance as of December 31, 2025 for the period 2024-2026. The valuation assumption for the EBITDA PSUs granted during 2025 is — percent of fair value as this represents the probable performance as of
December 31, 2025 for the period 2025-2027. For stock options, the fair value or change in fair value, as applicable, was determined using a
Black-Scholes valuation model. The model references the closing stock price, in addition to the stock option’s strike price, expected life, volatility, expected dividend yield and risk-free rate as of the applicable measurement date. The amounts added or subtracted to determine the adjusted amount are as follows:

44	2026 Proxy Statement
2025 PAY VERSUS PERFORMANCE DISCLOSURE

Year	Year End Fair Value of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards at FYE Granted in Prior Years	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Adjusted Value of Equity Awards
2025	$2,323,924	$(2,641,053)	$185,627	$—	$(131,502)
2024	1,990,796	(6,764,522)	(258,470)	—	(5,032,196)
2023	9,733,619	5,183,390	262,792	—	15,179,801
2022	2,339,493	(949,827)	(388,914)	(122,862)	877,890
2021	2,825,381	(1,255,454)	134,767	—	1,704,694
(3)The amounts shown in this column represent the average of the amounts reported for our NEOs as a group (excluding Mr. Ball) (the "Non-
PEO NEOs") in the “Total” column of the Summary Compensation Table in each applicable year. Please refer to the Summary
Compensation Table above for the applicable year. The names of each of the Non-PEO NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025 and 2024, Jimmi Sue Smith, James A. Sullivan, Stephanie L.
Apostolou and Stephen G. Lucas; (ii) for 2023 and 2022, Jimmi Sue Smith, James A. Sullivan, Stephanie L. Apostolou and Leslie S. Hyde;
and (iii) for 2021, Michael J. Zugay, James A. Sullivan, Leslie S. Hyde and Stephanie L. Apostolou.
(4)The amounts shown in this column represent the average amount of CAP to the Non-PEO NEOs, as computed in accordance with Item
402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO
NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs for each year to determine the CAP, using the same adjustment methodology described above in Footnote 2(c):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs(a)	Less Average Reported Summary Compensation Table Value of Non-PEO NEO Equity Awards(b)	Less Average Reported Summary Compensation Table Value of Non-PEO NEO Accumulated Pension Benefit(c)	Plus Average Non- PEO NEO Adjusted Value of Equity Awards(d)	Average Compensation Actually Paid to Non-PEO NEOs
2025	$1,731,522	$1,098,056	$—	$141,415	$774,881
2024	1,603,998	763,366	—	(661,283)	179,349
2023	1,579,169	684,135	4,818	3,251,172	4,141,388
2022	1,404,909	700,122	—	198,923	903,710
2021	1,362,868	635,750	—	255,034	982,152
(a)This column represents the average of the amounts reported for our Non-PEO NEOs in the “Total” column of the Summary
Compensation Table above in each applicable year.
(b)This column represents the average of the total amounts reported for our Non-PEO NEOs in the “Stock Awards” and “Option Awards”
columns in the Summary Compensation Table above in each applicable year.
(c)This column represents the average of the change in pension value amounts reported for our Non-PEO NEOs in the “Change in
Pension Value and Nonqualified Deferred Compensation Earnings” column in the Summary Compensation Table in each applicable year.
(d)This column represents an adjustment to the average of the amounts reported for our Non-PEO NEOs in the “Stock Awards” and
“Option Awards” columns in the Summary Compensation Table in each applicable year determined using the same methodology described above in Footnote 2(c). For each year, the adjusted amount replaces the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for each Non-PEO NEO to arrive at CAP to each Non-PEO NEO for that year, which is then averaged to determine the average CAP to the Non-PEO NEOs for that year. The amounts added or subtracted to determine the adjusted average amount are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards at FYE Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted in the Year and Vested in the Year	Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Adjusted Average Value of Equity Awards
2025	$596,078	$(468,912)	$—	$14,249	$—	$141,415
2024	472,998	(1,096,162)	—	(38,119)	—	(661,283)
2023	2,237,990	971,370	—	41,812	—	3,251,172
2022	439,530	(172,654)	—	(44,192)	(23,761)	198,923
2021	464,793	(242,260)	132,024	22,112	(121,635)	255,034

KOPPERS HOLDINGS INC.	45
2025 PAY VERSUS PERFORMANCE DISCLOSURE
(5)The amounts shown in these columns represent an initial $100 investment in each of our common stock and the S&P SmallCap 600
Materials for the cumulative periods from December 31, 2020 through the end of the applicable fiscal year (assuming reinvestment of the pre-tax value of dividends paid during the relevant period).
(6)The amounts shown in this column represent the amount of net income reflected in our audited financial statements for the applicable year.
(7)The amounts shown in this column represent the amount of our adjusted EBITDA as calculated for performance measurement under our annual incentive plan for the applicable year and to measure performance of the EBITDA PSUs over the relevant three-year measurement period. Adjusted EBITDA, as measured under the annual incentive plan and for the EBITDA PSUs, is defined as earnings before interest, taxes, depreciation and amortization, as adjusted by our management development and compensation committee in its discretion to account for certain items, as set forth on Appendix B hereto.
Financial Performance Measures
As described in greater detail in the Compensation Discussion and Analysis section above, our executive compensation program reflects a pay-for-performance philosophy. The metrics that we use for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures that we used to link 2025 executive CAP to our NEOs to our performance are as follows:

Most Important Financial Performance Measures	Total Shareholder Return Adjusted EBITDA Modified Net Working Capital as a Percentage of Sales

Analysis of the Information Presented in the Pay Versus Performance Table
As described in greater detail in the Compensation Discussion and Analysis section above, our executive compensation program reflects a pay-for-performance philosophy. We generally seek to incentivize long-term performance, and therefore we do not specifically align our performance measures with CAP (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.
Relationship Between CAP and Company and Peer Group TSR
The following chart sets forth the relationship between CAP to the PEO, average CAP to the Non-PEO NEOs, our cumulative
TSR over the five most recently completed fiscal years and the S&P SmallCap 600 Materials TSR over the same period.
Given the emphasis in our executive compensation program on long-term equity incentive awards, which are tied to our stock price, we believe that the CAP to our PEO and Non-PEO NEOs is closely aligned with our stock price performance. Specifically, for each of fiscal years 2021 through 2024, approximately 60 percent of the Total Target Compensation to the PEO and approximately 45 percent of the Total Target Compensation to the Non-PEO NEOs was delivered in the form of long-term equity incentive awards, as described in the Compensation Discussion and Analysis section above. For fiscal year 2025, a greater percentage of Total Target Compensation was delivered in the form of long-term equity incentive awards, approximately 80 percent to the PEO and approximately 60 percent to the Non-PEO NEOs.

Compensation Actually Paid v. Company and Peer Group TSR
Compensation Actually Paid
$20,000,000
$16,000,000
$12,000,000
$8,000,000
$4,000,000
$-
$(4,000,000)
Cumulative TSR
(value of initial $100 investment)
$180
$160
$140
$120
$100
$80
$60
$40
2021
2022
2023
2024
2025
$118.41
$100.45
$111.20
$91.17
$166.69
$133.42
$134.78
$106.14
$154.36
$89.66
PEO
Average for Non-PEOs NEOs
TSR
S&P SmallCap 600 Materials TSR

46	2026 Proxy Statement
2025 PAY VERSUS PERFORMANCE DISCLOSURE
Relationship Between CAP and Adjusted EBITDA
The following chart sets forth the relationship between CAP to the PEO, average CAP to the Non-PEO NEOs and our adjusted
EBITDA during the five most recently completed fiscal years.
Aside from our stock price performance, we believe that adjusted EBITDA is the most important financial performance measure that ties our NEOs’ compensation to our performance. Our adjusted EBITDA increased each year from fiscal year 2021 through fiscal year 2024, with a small decrease in fiscal year 2025, as reflected in the Pay Versus Performance table above and illustrated in the graph below. Our year-over-year CAP outcomes over that same period do not always align directionally with the year-over-year adjusted EBITDA outcomes because the greatest sensitivity to our NEOs’ compensation is tied to our stock price.
As such, we expect that stock price will continue to have a much larger impact on CAP than adjusted EBITDA.

Compensation Actually Paid v. Adjusted EBITDA
$20,000,000
$16,000,000
$12,000,000
$8,000,000
$4,000,000
$-
$(4,000,000)
Compensation Actually Paid
$280
$260
$240
$220
$200
$180
Adjusted EBITDA (millions)
$223.5
$228.1
$256.4
$261.6
$256.7
2021
2022
2023
2024
2025
PEO
Average for Non-PEOs NEOs
Adjusted EBITDA

Relationship Between CAP and Net Income
The following chart sets forth the relationship between CAP to the PEO, average CAP to the Non-PEO NEOs and our net income during the five most recently completed fiscal years.
Our net income decreased during fiscal years 2021, 2022 and 2024 and increased during fiscal years 2023 and 2025. CAP to the PEO and average CAP to the Non-PEO NEOs, however, varied significantly each year and do not align with our net income results. This is primarily because we do not use net income to determine executive compensation opportunities or performance.
As a result, while we are required to include net income as a comparison in the Pay Versus Performance table above and the graph below, we would not necessarily expect to see alignment between our CAP and net income results.

Compensation Actually Paid v. Net Income
$20,000,000
$16,000,000
$12,000,000
$8,000,000
$4,000,000
$-
$(4,000,000)
Compensation Actually Paid
$140
$120
$100
$80
$60
$40
Net Income (millions)
$84.9
$63.2
$89.8
$48.6
$56.0
2021
2022
2023
2024
2025
PEO
Average for Non-PEOs NEOs
Net Income

KOPPERS HOLDINGS INC.	47
TRANSACTIONS WITH RELATED PERSONS
Policy Regarding Review of Related Party Transactions
The audit committee’s charter provides that the audit committee is responsible for reviewing and approving, or requesting review and approval by the board of, all proposed transactions with persons and entities that are considered to be “related persons”
which would be required to be disclosed in the proxy statement for our annual meeting and certain other filings in accordance with rules promulgated by the SEC (which we refer to as “reportable related party transactions”). We have not adopted a written policy with respect to the audit committee’s or the board’s review, approval or ratification of reportable related party transactions.
The term “reportable related party transaction” refers to a transaction required to be disclosed by us pursuant to Item 404 of
Regulation S-K (or any successor provision) promulgated by the SEC. There were no reportable related party transactions during the 2025 fiscal year.

48	2026 Proxy Statement
LONG-TERM EQUITY INCENTIVE AWARD GRANT
PRACTICES
We grant equity awards to executives on an annual basis using a grant date that occurs in the first quarter of each year. We also periodically grant equity awards in connection with certain management events, such as the hiring or promotion of an executive or the achievement by an executive of extraordinary personal performance objectives. We did not grant options, stock appreciation rights (SARs) or similar instruments with option-like features in 2025 and do not currently intend to grant such awards to our employees, officers (including our NEOs) or directors as part of our compensation program. Each equity award granted to our executives has a grant date that was on or after the date on which the committee approved the award. We do not schedule our equity awards in anticipation of the release of material nonpublic information and, therefore, do not take material nonpublic information into account when determining the terms of such equity awards. Awards are granted only at certain pre-
designated times of the year or in connection with certain management events, and the committee does not schedule its equity awards to achieve more valuable executive compensation in connection with the timing of the release of material nonpublic information. Eligible employees, including our NEOs, may voluntarily enroll in our Employee Stock Purchase Plan and receive an option to purchase shares at a discount using payroll deductions accumulated during the prior three-month period. Purchase dates under our Employee Stock Purchase Plan are generally the last trading day in each calendar quarter.

KOPPERS HOLDINGS INC.	49
AUDITORS
The audit committee of the board of directors has appointed KPMG LLP as our independent registered public accounting firm for the 2026 fiscal year.
Representatives of KPMG LLP are expected to be present at our annual meeting and, while they do not plan to make a statement (although they will have the opportunity if they desire to do so), they will be available to respond to your appropriate questions.
We retained KPMG LLP during 2025 and 2024 to provide services in the following categories and amounts. Audit fees include fees and expenses related to the fiscal year audit and interim reviews, notwithstanding when the fees and expenses were billed or when the services were rendered. Audit-related fees and tax fees include fees and expenses for services related to the fiscal year, notwithstanding when the fees and expenses were billed or when the services were rendered.

(Dollars in thousands)	2025	2024
Audit fees(1)	$3,000	$3,494
Audit-related fees(2)	339	28
Tax fees(3)	488	673
All other fees	—	—
	$3,827	$4,195
(1)Fees related to professional services rendered for the audits of our consolidated financial statements included in our Annual Report on
Form 10-K, quarterly reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q, audits of internal control over financial reporting, reimbursable expenses and statutory audits.
(2)Fees for 2025 include professional services related to a real-time system implementation assessment in connection with the implementation of our new enterprise resource planning system. Fees for both years include professional services related to assistance with international accounting matters.
(3)Fees related to reviews of our federal and certain foreign tax return filings, preparation of related calculations and transfer pricing documentation, United States and international tax consulting services, assistance with tax audits and advice on other international tax matters.
Our audit committee has adopted a written pre-approval policy, which requires the audit committee to generally pre-approve or specifically pre-approve all audit, audit-related, tax and other permissible non-audit services that may be provided by the independent auditor. Any pre-approvals made by the audit committee must specify the services covered by such pre-approvals in reasonable detail.
All proposals to engage the independent auditor to perform services which require pre-approval by the audit committee will be submitted to the chief financial officer and must include a description of the services to be rendered that is sufficiently detailed so that management will not be called upon to make a judgment about whether the services are pre-approved.
Proposals to engage the independent auditor to provide services that require specific approval by the audit committee will be submitted to the committee by both the independent auditor and the chief financial officer.
The audit committee has designated our internal auditor to monitor the performance of all services provided by the independent auditor, to determine whether such services are in compliance with this policy and to report to the audit committee on a periodic basis on the results of its monitoring.
All generally pre-approved services may not extend for more than one year, unless the audit committee specifically provides for a different period.
The chair of the audit committee has been delegated the authority by the audit committee to pre-approve proposed services by the independent auditor when the entire audit committee is unable to do so. The chair must report all such pre-approvals to the audit committee at the next audit committee meeting. The chair has authority to approve fees and costs of generally pre-
approved services in amounts up to $100,000 per project, not to exceed an annual aggregate of $500,000. Any proposed services exceeding such levels require specific pre-approval by the audit committee.
The members of the audit committee believe they have performed their oversight responsibilities with diligence and care but believe it is important to note that in their capacity as members of our board of directors and audit committee, they are not professionally engaged in the practice of auditing or accounting.
All of the services performed by KPMG LLP in 2025 were pre-approved in accordance with the audit committee pre-approval procedures. In so doing, the audit committee determined that the provision of these services is compatible with maintaining the independence of our independent auditor.

50	2026 Proxy Statement
PROXY ITEM 2 — PROPOSAL TO APPROVE AN
AMENDMENT TO OUR AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN
Introduction
We are asking you to approve the adoption of an amendment (the "2026 Amendment") to our Amended and Restated Employee
Stock Purchase Plan (as amended, the “ESPP”). A copy of the ESPP is attached as Appendix B to our definitive proxy statement filed on April 5, 2021 and is incorporated in this proposal by reference. A copy of the 2026 Amendment appears as Appendix A to this proxy statement.
On March 16, 2026, our board, upon the approval of the management development and compensation committee, unanimously adopted the 2026 Amendment, subject to shareholder approval. If approved by our shareholders, the 2026 Amendment would increase the number of shares available for purchase under the ESPP by 300,000 on the date the 2026 Amendment becomes effective.
The 2026 Amendment will enable us to continue offering our employees a convenient and practical means to participate in stock ownership of the company and to promote ownership of shares of the company’s common stock by employees as an incentive to better performance and improvement of profits. In addition, shareholder approval of the 2026 Amendment is being sought in order to (i) meet NYSE listing requirements, (ii) allow for the ESPP to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (referred to as the “Code”) and (iii) conform to good corporate governance.
Discussion of the Purpose of the Proposal
Increase in Authorized Shares Available under the ESPP. The reason for submitting this proposal is to increase the number of shares available for grant under the ESPP, which will enable us to continue to grant options to eligible employees. If we do not increase the share reserve at the 2026 annual meeting we will need to discontinue offering options to purchase the company’s common stock when the number of shares currently available for grant under the ESPP have been issued.
In 2017, we reserved 200,000 shares of the company’s common stock for issuance to eligible employees under the ESPP, and in 2021, we reserved an additional 300,000 shares. Our board of directors believes that it is in the best interest of the company and its shareholders to again increase the maximum number of shares authorized to be issued under the ESPP by 300,000 shares. Upon approval of the 2026 Amendment by the shareholders, a total of 800,000 shares would be authorized to be issued under the ESPP. As of March 16, 2026, a total of 425,159 shares had previously been issued under the ESPP. Accordingly, upon approval of the increase by the shareholders, a total of 374,841 shares would remain available for issuance under the ESPP.
In rendering its decision to increase the shares authorized for issuance under the ESPP, our board of directors took into account potential share dilution, the historical share usage and the number of years each of the current share reserve and the requested increased authorized share reserve is expected to last.
Effect of Non-Approval. In the event the 2026 Amendment is not approved at the 2026 annual meeting, then the increase in the number of authorized shares available for issuance will not be implemented. As a result, we will likely need to discontinue offering options to purchase the company’s common stock when the number of shares currently available for grant under the
ESPP have been issued.
Material Terms of the ESPP
The following is a summary of the material features of the ESPP, as amended by the 2026 Amendment. This summary is qualified in its entirety by reference to the complete text of the ESPP, which is attached as Appendix A to our definitive proxy statement filed on April 5, 2021, and is incorporated in this proposal by reference, and the 2026 Amendment, which is attached as Appendix A to this proxy statement. To the extent the description below differs from the text of the ESPP, as amended by the
2026 Amendment, the text of the ESPP and the 2026 Amendment shall control.
Eligibility. The ESPP enables participants to purchase shares of common stock during certain offering periods. All active employees of the company and its participating subsidiaries are eligible to participate in the ESPP, except for the following: (i)
any employee whose customary employment is 20 hours or less per week or not more than five months per calendar year, (ii)
any employee who would, after the purchase of shares under the ESPP, own or be deemed to own five percent or more of the voting power or value of all classes of stock of the company or any subsidiary of the company, or (iii) any employee whose participation under the ESPP would be prohibited under the laws of any foreign jurisdiction of which the employee is a citizen or resident (or where compliance with the laws of such foreign jurisdiction would cause the ESPP or the offering to violate the requirements of Section 423 of the Code). The board of directors and Plan Administrator (as defined below) will have the sole

KOPPERS HOLDINGS INC.	51
PROXY ITEM 2 — PROPOSAL TO APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
discretion to determine whether an individual is eligible to participate in the ESPP, and any such determination will be final and binding on all parties. Approximately 1,850 employees are currently eligible to participate in the ESPP.
Administration. The ESPP is administered by the management development and compensation committee of our board of directors (the “Plan Administrator”), which may delegate authority under the ESPP to certain officers and employees of the company as permitted by the ESPP. The Plan Administrator may promulgate rules and regulations, adopt forms, and decide any question of interpretation or rights arising under the ESPP. The company pays all expenses of the ESPP.
Share Reserve. 800,000 shares of our common stock have been reserved for issuance under the ESPP (representing 500,000 previously authorized shares, plus 300,000 newly authorized shares subject to approval of the company’s shareholders). The number of shares reserved for the ESPP is subject to adjustment in the event of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of common stock or other securities of the company or other change in the company’s structure affecting the common stock. The determination of whether an adjustment will be made and the manner of any such adjustment shall be made by the Plan Administrator, which determination will be conclusive.
We intend to register the new 300,000 shares reserved for issuance under the ESPP on a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, as soon as practicable after receiving shareholder approval.
ESPP Offerings. Currently, the ESPP is implemented by a series of three-month offerings, with a new offering commencing on
January 1, April 1, July 1, and October 1 of each year. The first day of each offering is the “offering date” for that offering, and the last day of each offering is the “purchase date” for that offering. If the offering date is not a date on which the New York Stock
Exchange is open for trading then the offering date is the next date on which such exchange is open for trading. An employee may purchase shares only through payroll deductions permitted under the ESPP. Payroll deductions must be not less than one percent (1%) of the participant’s eligible compensation.
The maximum number of shares that any employee may purchase in any single offering is 500 shares. In addition, the terms of an offering may not allow an employee’s right to purchase shares under all stock purchase plans of the company and its subsidiaries to which Section 423 of the Code applies to accrue at a rate that exceeds $25,000 of fair market value of shares, as determined on the offering date, in any calendar year.
As a condition to participation in the ESPP, subject to applicable law, each participant will agree not to sell or otherwise dispose of shares acquired pursuant to the ESPP for a period of at least one year following the purchase date, unless (i) the sale or disposition is pursuant to termination of employment as set forth in the ESPP, or (ii) such sale or disposition is required to cover tax liabilities incurred as a result of participation in the ESPP with respect to participating subsidiaries outside of the United
States.
An employee may terminate participation in the ESPP by written notice to the company, in the form specified by the company, to be submitted no later than a number of days prior to the purchase date as established from time to time by the Plan
Administrator. An employee may not reinstate participation in the ESPP with respect to a particular offering after once terminating participation in the ESPP with respect to that offering, but may participate in subsequent offerings. Generally, upon termination of an employee’s participation in the ESPP, all amounts deducted from the employee’s pay that had not yet been used to purchase shares shall be returned to the employee. The rights of employees under the ESPP are not transferable.
Purchase Price. The price at which shares may be purchased in an offering is the lower of (a) 85 percent of the fair market value of a share of common stock on the offering date, or (b) 85 percent of the fair market value of a share of common stock on the purchase date of the offering. The fair market value of a share of common stock will be determined by such methods or procedures as will be established from time to time by the Plan Administrator.
Delivery and Custody of Shares. Shares purchased under the ESPP are delivered to and held in the custody of a custodian
(the “Custodian”), which is an investment or financial firm appointed by the Plan Administrator. By appropriate instructions to the
Custodian, a participant may (i) transfer into his or her own name all or part of the whole shares held by the Custodian for the participant’s account and delivery of such whole shares to the participant, or (ii) transfer of all or part of the whole shares held for the participant’s account by the Custodian to a regular individual brokerage account in the participant’s own name, either with the firm then acting as Custodian or with another firm; provided, however, that no shares may be so transferred until two years after the offering date in which the shares were purchased. As set forth in the ESPP, these procedures are designed solely to assure that any sale of shares prior to the satisfaction of this two-year period is made through the participant’s account, and will in no way limit when the participant may sell his or her shares.
Dividends. Stock dividends and other distributions in shares of common stock of the company on shares held by the Custodian will be issued to the Custodian and held by it for the account of the respective participants. Cash distributions other than dividends, if any, on shares held by the Custodian will be paid currently to any participants entitled to such distributions. Cash dividends, if any, on shares held by the Custodian will be reinvested in common stock on behalf of the participants. The
Custodian will establish a separate account for each participant for the purpose of holding any shares acquired through reinvestment of dividends. There is no holding period requirement for a transfer from a dividend reinvestment account.

52	2026 Proxy Statement
PROXY ITEM 2 — PROPOSAL TO APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
Voting. In connection with voting on any matter submitted to the shareholders of the company, the company will furnish to the participant a proxy authorizing the participant to vote the shares held by the Custodian for his or her accounts.
Withholding. Each participant who has purchased shares under the ESPP will immediately, upon notification of the amount due, if any, pay to the company in cash amounts necessary to satisfy any applicable federal, state and local income taxes, employment taxes, social insurance, payroll tax, national insurance contributions, other contributions, payment on account obligations or other amounts determined by the company to be required to be withheld, collected or accounted for to any tax authority. If the company determines that additional withholding, collection or accounting is required beyond any amount deposited at the time of purchase, the participant must pay such amount to the company on demand. If the participant fails to pay the amount so demanded, the company may withhold that amount from other amounts payable by the company to the participant, including, subject to applicable law, salary amounts.
Termination and Amendment. Our board of directors may, in its sole discretion, terminate the ESPP at any time. The board or the Plan Administrator may, from time to time, amend the ESPP in any and all respects, except that only the board may change
(i) the number of shares reserved for the ESPP, (ii) the purchase price of shares offered pursuant to the ESPP, (iii) the terms of
Section 6 of the ESPP relating to the offering and purchase dates, or (iv) the maximum percentage of a participant’s compensation that may be deducted during an offering. Notwithstanding the foregoing, in no event may the board effect any of the following amendments or revisions to the ESPP without the approval of the company’s shareholders: (a) increase the number of shares of common stock issuable under the ESPP (except for permissible adjustments authorized in the ESPP), or (b)
any amendment that requires approval of the company’s shareholders under Section 423 of the Code, applicable stock exchange listing rules or other applicable law.
Adjustments and Corporate Transactions. In the event of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of the company’s common stock or other securities of the company, or other change in the company’s structure affecting the common stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP, the Plan Administrator will, in a manner as it deems equitable, adjust the number of shares and class of common stock that may be delivered under the ESPP, the option price per share and the number of shares of common stock covered by each outstanding option under the ESPP, the maximum number of shares that may be issued under the ESPP and the maximum number of shares that may be purchased by any individual in any single offering.
In the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or other eligible corporate event with respect to the company, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute the option, the offering with respect to which the option relates will be shortened by setting a new purchase date on which the offering will end. The new purchase date will occur before the date of the corporate event. Prior to the new purchase date, the Plan Administrator will provide each participant with written notice, which may be electronic, of the new purchase date and that the participant’s option will be exercised automatically on such date, unless before such time, the participant has withdrawn from the offering.
Tax Consequences. The following is a brief description of the U.S. federal income tax consequences generally arising with respect to participation in the ESPP. This discussion is intended for the information of shareholders considering how to vote at the annual meeting, and not as tax guidance to participants in the ESPP. This summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws.
The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. An eligible employee will not have any taxable income when shares purchased under the ESPP are purchased at a discount. No income will be taxable to the employee until the shares purchased under the ESPP are sold. If an employee disposes of shares purchased under the
ESPP more than two years after the offering date, the employee will be required to report as ordinary compensation income for the taxable year of disposition or death an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of disposition over the applicable purchase price, or (b) the excess of the fair market value of the shares on the offering date over the applicable purchase price. Any gain on the disposition in excess of the amount treated as ordinary compensation income generally will be capital gain. In the case of such a disposition, the company will not be entitled to any deduction from income.
If an employee disposes of shares purchased under the ESPP within two years after the offering date, the employee will be required to report the excess of the fair market value of the shares on the purchase date over the applicable purchase price as ordinary compensation income for the year of disposition. The amount of such ordinary income will be added to the employee’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the employee holds the shares for more than one year after the purchase date. In the event of such a disposition, the company generally will be entitled to a deduction from income in the year of such disposition equal to the amount the employee is required to report as ordinary compensation income.
Accounting Consequences. Pursuant to accounting principles that apply to employee stock purchase plans, the fair value of each purchase right granted under the ESPP is charged as a direct compensation expense to our reported earnings over the

KOPPERS HOLDINGS INC.	53
PROXY ITEM 2 — PROPOSAL TO APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
offering period to which that purchase right pertains. The fair value of each such purchase right will be determined as of its grant date.
New Plan Benefits under the ESPP
Since participation in the ESPP is voluntary, the benefits or amounts that will be received or allocated to any individual or group of individuals under the ESPP in the future are therefore not currently determinable.
Market Price of Shares
The closing price of a share of our common stock, as reported on the New York Stock Exchange on February 27, 2026 was
$37.80.
Board Recommendation
Our board of directors believes that the ESPP promotes the interests of the company and its shareholders by encouraging employees of the company and participating subsidiaries to become shareholders, and therefore promotes the company’s growth and success. The board also believes that the opportunity to acquire a proprietary interest in the success of the company through the acquisition of shares of stock pursuant to the ESPP is an important aspect of the company’s ability to attract and retain highly-qualified and motivated employees. The board believes that it is desirable and in the best interests of the company and its shareholders to continue to provide employees of the company and its participating subsidiaries with benefits under the
ESPP. Accordingly, our board of directors unanimously recommends approval of the 2026 Amendment by our shareholders.
Approval of the adoption of the 2026 Amendment requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting by the holders of common stock voting in person or by proxy. Abstentions and broker non-votes will not count as votes cast with respect to this proposal and will have no effect on the outcome of the vote on this proposal.
The board recommends that you vote “FOR” the proposal to approve the 2026 Amendment.

54	2026 Proxy Statement
EQUITY COMPENSATION PLANS
The following table provides information as of December 31, 2025 regarding the number of shares of our common stock that may be issued under our 2005 Long Term Incentive Plan, as amended and restated effective March 24, 2016, our 2018 Long
Term Incentive Plan, the LTIP and the ESPP:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)(3)
Equity compensation plans approved by security holders	1,771,598	$28.62	1,177,972
Equity compensation plans not approved by security holders	—	—	—
Total	1,771,598	$28.62	1,177,972
(1)Includes shares of our common stock that may be issued pursuant to outstanding options, RSUs and PSUs.
(2)Does not reflect RSUs and PSUs included in the first column, which do not have an exercise price.
(3)There were no outstanding purchase rights under the ESPP as of December 31, 2025. A total of 74,841 shares were available for issuance under the ESPP as of December 31, 2025.

KOPPERS HOLDINGS INC.	55
PROXY ITEM 3 — PROPOSAL TO APPROVE AN
ADVISORY RESOLUTION ON OUR NAMED
EXECUTIVE OFFICER COMPENSATION
Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that we include in this proxy statement an advisory (non-binding) shareholder vote on the compensation of our NEOs as described in this proxy statement.
Our NEOs are identified on page 18, and the compensation of the NEOs is described on pages 18 through 39, including the
“Compensation Discussion and Analysis” on pages 18 to 28. We encourage our shareholders to review these sections of the proxy statement. As discussed in the Compensation Discussion and Analysis, we believe that our compensation policies and decisions are based on pay for performance principles and are strongly aligned with the long-term interests of our shareholders.
Compensation of our NEOs is designed to enable us to attract and retain talented and experienced senior executives to lead the company successfully in a competitive environment.
The board and management are committed to our shareholders and understand that it is useful and appropriate to obtain the views of our shareholders when considering the design and initiation of executive compensation programs. At our 2025 annual meeting of shareholders, our shareholders cast an advisory vote on the compensation of our NEOs as disclosed in the proxy statement for the 2025 annual meeting, and our shareholders overwhelmingly approved the proposal, with over 98 percent of the votes cast in favor. The committee believes these results reflect our shareholders’ affirmation of our executive compensation program. Nevertheless, the committee regularly reviews and adjusts the program as needed to ensure it remains competitive and aligned with the best interests of the company and its stakeholders.
Accordingly, we are requesting your non-binding approval of the following resolution:
“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of
Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby
APPROVED.”
We currently intend to offer this non-binding advisory vote at each of our annual meetings and we are holding our next advisory vote on the frequency of such future advisory votes in 2029. Although it is not binding, we welcome our shareholders’ views on our NEOs’ compensation and will carefully consider the outcome of this advisory vote when considering future executive compensation programs.
Approval of the advisory vote on named executive officer compensation requires support from a majority of votes cast, assuming the presence of a quorum.
The board recommends that you vote “FOR” the proposal to approve the advisory resolution on our named executive officer compensation.

56	2026 Proxy Statement
PROXY ITEM 4 — PROPOSAL TO RATIFY THE
APPOINTMENT OF KPMG LLP AS OUR
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR FISCAL YEAR 2026
We are asking you to vote on a proposal by the audit committee to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2026 fiscal year.
Adoption of the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2026 requires the affirmative vote of a majority of votes cast on the proposal at the annual meeting by the holders of our common stock voting in person or by proxy at the annual meeting.
If the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2026 is not ratified, the audit committee will reconsider its selection.
The board recommends that you vote “FOR” the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2026.

KOPPERS HOLDINGS INC.	57
GENERAL MATTERS
Annual Meeting Q&A
The board of directors is soliciting your proxy for our 2026 annual meeting of shareholders and any adjournment of the meeting, for the purposes set forth in the Notice of Annual Meeting. We began distributing the proxy materials contained in this package on or about March 27, 2026.
We will provide a printed copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 upon request and without charge to any shareholder requesting it in writing at Koppers Holdings Inc., Attention: Corporate Secretary’s Office,
436 Seventh Avenue, Pittsburgh, Pennsylvania 15219. In addition, you can access that report on the SEC’s website at
www.sec.gov and in the investor relations section of our website at investors.koppers.com.
Q.Who may vote at the annual meeting?
A.If you owned shares of our common stock at the close of business on March 16, 2026, which we refer to as the record date, you may vote your shares during the virtual annual meeting. On the record date, 19,337,228 shares of our common stock were outstanding and entitled to vote. Shareholders will be admitted to the virtual annual meeting beginning at 9:45 a.m.
Eastern Daylight Time. Each outstanding share as of the record date entitles its holder to cast one vote for each matter to be voted upon and, with respect to the election of directors, one vote for each director to be elected. Shareholders do not have the right to cumulate voting for the election of directors.
Q.How can I attend the annual meeting?
A.There will be no in-person annual meeting. The meeting will be held virtually over the Internet and you will be able to attend and participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting https://meetnow.global/MRHZTGZ. The meeting will begin promptly at 10:00 a.m. Eastern Daylight
Time and online access will open 15 minutes prior to allow time to log-in. We encourage you to access the meeting prior to the start time leaving ample time for login. Please follow the registration instructions as outlined in this proxy statement.
Q.How do I register to attend the annual meeting virtually on the Internet?
A.If your shares are registered in your name with our transfer agent and you wish to attend the virtual annual meeting, please use the website set forth above and the voter control number that is located on your proxy card to log-in to the meeting at the date and time set forth above.
If you hold your shares through an intermediary, such as a bank, broker or other holder of record, there are two ways to attend the online-only virtual annual meeting:
1.Use the voter control number provided by your bank, broker or other holder of record: You may receive a voter control number along with the voting instruction form provided by your bank, broker or other holder of record that will enable you to register online to attend, ask questions and vote at the virtual annual meeting. If you receive a voter control number from your bank, broker or other holder of record, in order to attend the online-only virtual meeting, please use the website set forth above and the voter control number that you receive from such intermediary to log-in to the meeting at the date and time set forth above.
Please note, however, that this option is intended to be provided as a convenience to beneficial shareholders and will not be available to all beneficial shareholders because only certain intermediaries provide a voter control number along with the voting instruction form. The inability to provide this option to any or all beneficial shareholders in no way impacts the validity of the virtual annual meeting. All beneficial shareholders, including those who do not receive a voter control number from an intermediary, may choose to obtain a legal proxy as set forth below.
2.Obtain a legal proxy: Register in advance to attend the online-only virtual annual meeting by submitting proof of your proxy power (legal proxy) reflecting your Koppers holdings along with your name and email address to Computershare at the email address provided below. You can obtain a legal proxy by contacting your account representative at the bank, broker or other holder of record that holds your shares.
Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Daylight
Time on Monday, May 4, 2026. You will receive a confirmation of your registration by email with a voter control number after we receive your valid registration materials. In order to attend the online-only virtual meeting, please use the website set forth above and the voter control number that you receive to log-in to the meeting at the date and time set forth above. Requests for registration should be directed to Computershare by forwarding the email from your broker granting you a legal proxy, or attaching a legible photograph of your legal proxy, to legalproxy@computershare.com.

58	2026 Proxy Statement
GENERAL MATTERS
We have designed the virtual annual meeting to provide similar opportunities to participate as you would have at an in-
person meeting. In order to maintain the interactive nature of the virtual annual meeting, virtual attendees are able to:
•Vote using the online meeting website; and
•Submit questions during the meeting.
Q.Why are you holding a virtual annual meeting instead of an in-person annual meeting?
A.Holding a virtual annual meeting instead of an in-person annual meeting (i) enables shareholders to attend and participate from any location around the world, (ii) provides for cost savings to the company and our shareholders, and (iii) reduces the environmental impact of our annual meeting.
Q.What if I have trouble accessing the virtual annual meeting?
A.The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices
(desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is not a supported browser. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it or you may call 1-888-724-2416 (US) or +1
781-575-2748 (International).
Q.What is the difference between holding shares as a shareholder of record and as a beneficial owner?
A.If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the
“shareholder of record” with respect to those shares. We have sent the notice of annual meeting, proxy statement, proxy card and 2025 annual report directly to you.
If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the
“beneficial owner” or “street name” holder of those shares. The notice of annual meeting, proxy statement, proxy card and
2025 annual report have been forwarded to you by your bank, broker or other holder of record who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your bank, broker or other holder of record on how to vote your shares by following the instructions included in the package from the bank, broker or other holder of record.
Q.How does a proxy work?
A.If you complete the enclosed proxy or provide your proxy via Internet or telephone, that means that you authorize the persons appointed as proxies to vote your shares at the annual meeting in accordance with your directions. When you vote by proxy, you should direct how your shares should be voted for each proposal. If you do not tell us how to vote your shares for any proposal, then your shares will be voted in accordance with the recommendations of our board of directors. Unless you tell us otherwise, the persons appointed proxies to vote at our annual meeting may vote your shares in accordance with their judgment on any other matters properly presented for action at the meeting or at any adjournment of the meeting that are not described on the proxy form.
The board is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the annual meeting. However, if any other matter should properly come before the annual meeting, the persons authorized by the accompanying proxy will vote and act with respect thereto in what, according to their judgment, is in the interests of the company and its shareholders. If any nominee is unable or unwilling to stand for election, your proxy authorizes us to vote for a replacement nominee if the board names one.

KOPPERS HOLDINGS INC.	59
GENERAL MATTERS
Q.How do I vote?
A.You may vote your shares by proxy or electronically during the virtual annual meeting.
By proxy
•If you are a shareholder of record, please use one of the following methods to vote your shares by proxy:
INTERNET
TELEPHONE
MAIL
www.investorvote.com/KOP
Follow the instructions
on the proxy card.
Complete, sign and date the proxy
card and return it in the postage
prepaid envelope
provided.
•If you are a beneficial shareholder, you must complete, sign and date the voting instructions included in the package from your bank, broker or other holder of record and return those instructions to the bank, broker or other holder of record.
Electronically during the
virtual annual meeting
All shareholders may vote electronically during the virtual annual meeting.
•If you are a shareholder of record, you may vote your shares directly during the meeting by casting an electronic ballot.
•If you are a beneficial owner of shares, you must either (1) use the voter control number provided by your bank, broker or other holder of record, or (2) obtain a legal proxy from your bank, broker or other holder of record and register in advance to attend the virtual annual meeting by following the instructions set forth in the Notice of
Annual Meeting of Shareholders to be able to vote at the meeting.
•Please note that if you are a beneficial shareholder who receives a voter control number from your bank, broker or other holder of record and votes by proxy, but you subsequently obtain a legal proxy and submit it to Computershare, your previous vote will be revoked and you will need to use the voter control number issued by
Computershare to attend the virtual annual meeting and cast an electronic ballot during the virtual annual meeting for your vote to be counted.
Your vote is important. Please vote your shares promptly. We recommend you vote by proxy even if you plan to attend the meeting. You can always revoke your proxy before it is exercised by voting electronically during the virtual annual meeting or otherwise as described below in the answer to the question “What can I do if I change my mind after I vote my shares?”.
Q.What if I receive more than one proxy card?
A.You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are generally covered by one card. If you beneficially hold shares through someone else (such as a bank, broker or other holder of record), you may get voting instructions and related materials from that person asking how you want to vote.
If you receive more than one proxy card for shares registered in your name, you have shares registered differently in more than one account. We encourage you to have all accounts registered in the same name and address whenever possible.
You can do this by contacting our transfer agent, Computershare, at P.O. Box 43006, Providence, RI 02940-3006, at its
shareholder services numbers (866-293-5637 (USA, Canada, Puerto Rico) or 201-680-6578 (International)) or on its
website at www.computershare.com/investor with the names in which all accounts are registered and the name of the account for which you wish to receive mailings.
Q.What constitutes a quorum?
A.In order to conduct the business of the meeting, we must have a quorum. The presence, electronically or by proxy, of holders of a majority of the total number of outstanding shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum for the transaction of any business at the annual meeting. As of March 16, 2026, there were 19,337,228 shares of common stock outstanding and entitled to vote at the annual meeting. Therefore, a quorum will be present if 9,668,615 shares of our common stock are present electronically or by proxy at the annual meeting. You are

60	2026 Proxy Statement
GENERAL MATTERS
considered a part of the quorum if you submit a properly signed proxy card or provide your proxy via Internet or telephone.
Abstentions and broker non-votes (as defined below) will be considered to be represented at the meeting in determining the presence of a quorum.
Q.What vote is needed for the proposals to be adopted?
A.You have one vote for each share that you held on the record date for each proposal.
Our bylaws provide for a majority vote standard in an uncontested election of directors, such as this year’s election. As a result, any nominee who receives a majority of the votes cast (the number of shares voted “for” the director must exceed 50 percent of the votes cast with respect to that director) at the annual meeting will be elected as a director. Any nominee who does not receive a majority of the votes cast will be required to tender his or her resignation to the board of directors within ten days following certification of the election results.
All other matters to be voted on at the annual meeting require the favorable vote of a majority of the votes cast on the applicable matter at the meeting, electronically or by proxy, for approval.
Any abstentions or broker non-votes are not votes cast for purposes of Proposals 1, 2, 3 and 4 and do not count either for or against those proposals. Accordingly, abstentions and broker non-votes will not affect the outcome of Proposals 1, 2, 3 or 4.
Q.Does Koppers have a recommendation on voting?
A.The board of directors recommends a vote FOR the election of all nominees as directors in Proposal 1, and FOR Proposals
2, 3 and 4.
Q.What are broker non-votes?
A.The NYSE permits brokers to vote their customers’ shares on routine matters when brokers have not received voting instructions from their customers. Routine matters include Proposal 4 (the ratification of independent registered public accountants). For all other proposals, brokers may not vote their customers’ shares unless the brokers have received instructions from their customers. Non-voted shares on non-routine matters are called broker non-votes. If you are a beneficial owner of shares of our common stock, we encourage you to direct your bank, broker or other holder of record on how to vote your shares by following the instructions included in the package from the bank, broker or other holder of record.
Q.What can I do if I change my mind after I vote my shares?
A.If you are a shareholder of record, you may revoke your proxy before it is exercised by:
•Written notice to our corporate secretary at the address given on page 9;
•Timely delivery of a valid, later-dated proxy; or
•Voting electronically during the virtual annual meeting.
If you revoke by mail, we must receive the written notice or a valid, later-dated proxy before the annual meeting begins.
Please make sure you have provided enough time for the written notice or later-dated proxy to reach us.
If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other holder of record. You may also vote electronically during the virtual annual meeting if you receive a voter control number from your bank, broker or other holder of record or obtain a legal proxy as described previously in the answer to the question
“How do I vote?”.
Please note that if you are a beneficial shareholder who receives a voter control number from your bank, broker or other holder of record and votes by proxy, but you subsequently obtain a legal proxy and submit it to Computershare, your previous vote will be revoked and you will need to use the voter control number issued by Computershare to attend the virtual annual meeting and cast an electronic ballot during the virtual annual meeting for your vote to be counted.
All shares that have been properly voted and not revoked will be voted at the annual meeting.
Q.Who counts the votes cast at the annual meeting?
A.Representatives of Computershare will tabulate the votes and act as inspectors of election at the annual meeting.
Q.Who will pay for the cost of this proxy solicitation?
A.We will pay the cost of soliciting proxies. We may make arrangements with brokerage houses and other custodians, nominees and fiduciaries for them to forward proxy materials to the beneficial owners of the shares they hold of record and we may reimburse them for doing so. Proxies may be solicited on our behalf by directors, officers or employees, for no additional compensation, in person or by telephone, electronic transmission and facsimile transmission.

KOPPERS HOLDINGS INC.	61
GENERAL MATTERS
Q.Will my vote be confidential?
A.Shareholder voting records will be permanently kept confidential except as may be necessary to meet legal requirements.
Shareholder Proposals for the Next Annual Meeting
If you would like to have a shareholder proposal included in our proxy statement and proxy card for our 2027 annual meeting, your shareholder proposal must be received by our corporate secretary on or before November 27, 2026.
If you intend to present business for consideration at our 2027 annual meeting, you must give notice to our corporate secretary in accordance with Section 3.05 of our bylaws (which are available in the investor relations section of our website at
investors.koppers.com) and such business must otherwise be a proper matter for shareholder action. Under our bylaws, in order to be timely your notice must be received by our corporate secretary (1) if the meeting is to be held on a date that is within 30 days before or 30 days after the anniversary date of the prior annual meeting, not less than 120 days nor more than 150 days prior to such annual meeting, or (2) if the meeting is to be held on a date that is not within 30 days before or 30 days after the anniversary date of the prior annual meeting, not later than the tenth day following the day on which notice of the date of the meeting was mailed or the first public disclosure of the date of such meeting was made, whichever occurs first.
The proposal must set forth the following:
•A description of the business desired to be brought before the meeting, the reasons for such business and the text of any proposal;
•Any material interest of such shareholder and any person with respect to which such shareholder is acting in concert (and any person controlling, controlled by or under common control with such person) and any beneficial owner of shares held by such shareholder or any other related person (a “Related Person”) in such business;
•A representation that the shareholder intends to appear in person or by proxy to bring the business before the meeting;
•The total number of shares that will be voted by such shareholder; and
•As it relates to such shareholder and any Related Person and, as applicable, the proposal, the following information:
•Their name and address;
•Class and number of shares beneficially owned and of record and any other positions owned, including derivatives, hedges and any other economic or voting interest in the company;
•A representation as to whether and to what extent such person will solicit any proxies from shareholders of the company with respect to such proposal;
•A written representation as to whether they intend to deliver to beneficial owners of the company's securities representing at least 67 percent of the voting power entitled to vote generally in the election of directors at the meeting either (i) at least
20 calendar days before the date of the meeting, a copy of a definitive proxy statement for the solicitation of proxies for its director candidates, or (ii) at least 40 calendar days before the date of the meeting, a Notice of Internet Availability of Proxy
Materials;
•A description of any agreement related to any subject matter that would be material to a reasonable shareholder’s evaluation of (i) their solicitation of shareholders, or (ii) any of their nominees, including, without limitation, matters of social, labor, environmental and governance policies, regardless of whether such agreement relates specifically to the company;
•A description of any plans or proposals they have to nominate directors at any other public company within the next 12 months;
•A description of any proposals or nominations submitted on their behalf to nominate directors at any other public company within the past 36 months (whether or not such proposal or nomination was publicly disclosed); and
•Any other information relating to each party that would be required to be disclosed in a proxy statement.
In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities
Exchange Act of 1934 no later than March 8, 2027.

By Order of the Board of Directors

Stephanie L. Apostolou
Chief Legal and Sustainability Officer and Secretary
March 27, 2026

KOPPERS HOLDINGS INC.	A-1
APPENDIX A — PROPOSED FIRST AMENDMENT
TO KOPPERS HOLDINGS INC. AMENDED AND
RESTATED EMPLOYEE STOCK PURCHASE PLAN
First Amendment to the Koppers Holdings Inc.
Amended and Restated Employee Stock Purchase Plan
as amended and restated effective March 22, 2021
This First Amendment (this “Amendment”), dated March 16, 2026, to the Amended and Restated Koppers Holdings Inc.
Employee Stock Purchase Plan (the “Plan”), is made and adopted by Koppers Holdings Inc. (the “Company”), subject to approval of the shareholders of the Company as set forth below.
Statement of Purpose
The Plan became effective, upon approval of the Plan by the Company’s shareholders, on March 22, 2021. Pursuant to Section
19 of the Plan, the Board of Directors of the Company (the “Board”) may amend the Plan to increase the number of shares of
Common Stock issuable under the Plan, contingent on approval by the shareholders of the Company. The Board has determined that it is advisable and in the best interest of the Company to amend the Plan as described in this Amendment.
NOW, THEREFORE, the Plan is hereby amended as follows, subject to approval by the shareholders of the Company as set forth below:
1. Capitalized Terms. All capitalized terms used and not defined herein shall have the meanings given thereto in the Plan.
2. Amendment of Section 3(a) of Plan. Section 3(a) of the Plan is hereby amended and restated in its entirety as follows:
(a)    Effective March 22, 2021, there were 304,998 shares of the Company’s authorized but unissued or reacquired
Common Stock reserved for purposes of the Plan. Subject to adjustment under Section 20(a), the aggregate number of shares of the Company’s authorized but unissued or reacquired Common Stock reserved for issuance under the Plan shall be equal to (i) 74,841, plus (ii) effective March 16, 2026 (subject to shareholder approval within twelve months after such date), 300,000.
3. Reference to and Effect on the Plan. The Plan, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
4. Effective Date. This Amendment is adopted by the Board on March 16, 2026, and shall become effective on such date if this
Amendment is approved by the Company’s shareholders at the 2026 annual meeting.

KOPPERS HOLDINGS INC.	B-1
APPENDIX B — UNAUDITED RECONCILIATIONS
OF NON-GAAP FINANCIAL MEASURES
This proxy statement contains the following non-GAAP financial measures: adjusted earnings before interest, income taxes, depreciation and amortization (“EBITDA”) and adjusted earnings per share (“EPS”).
We believe that adjusted EBITDA and adjusted EPS provide information useful to investors in understanding the underlying operational performance of our company, its business and performance trends, and facilitates comparisons between periods.
The exclusion of certain items permits evaluation and a comparison between periods of results for ongoing business operations, and it is on this basis that our management internally assesses the company’s performance. In addition, the board of directors and executive management team use adjusted EBITDA as a performance measure under the company’s annual incentive plan, as well as one of the measures used to determine performance and related payouts for certain performance share units granted to management.
Although we believe that these non-GAAP financial measures enhance investors’ understanding of our business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP basis financial measures and should be read in conjunction with the relevant GAAP financial measure. Other companies in a similar industry may define or calculate these measures differently than our company, limiting their usefulness as comparative measures. Because of these limitations, these non-GAAP financial measures should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP.
UNAUDITED RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
(In millions)

	Year ended December 31,
	2025	2024
Net income	$56.0	$48.6
Interest expense	66.1	76.2
Depreciation and amortization	73.6	67.5
Income tax provision	25.2	20.7
Sub-total	220.9	213.0
Adjustments to arrive at adjusted EBITDA:
LIFO (benefit) expense(1)	(11.0)	6.1
Impairment, restructuring and plant closure costs	51.9	17.3
(Gain) loss on sale of assets	(0.4)	10.7
Mark-to-market commodity hedging (gains) losses	(34.2)	7.9
Acquisition inventory step-up amortization	0.0	2.3
Pension settlement and expense	28.3	4.0
Amortization of cloud-based software implementation costs	1.2	0.3
Total adjustments	35.8	48.6
Adjusted EBITDA	$256.7	$261.6
(1)The LIFO expense adjustment removes the entire impact of LIFO and effectively reflects the results as if we were on the FIFO inventory basis.

B-2	2025 Proxy Statement
APPENDIX B — UNAUDITED RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
UNAUDITED RECONCILIATIONS OF NET INCOME ATTRIBUTABLE TO KOPPERS TO
ADJUSTED NET INCOME ATTRIBUTABLE TO KOPPERS AND DILUTED EARNINGS PER
SHARE AND ADJUSTED EARNINGS PER SHARE
(In millions, except share and per share amounts)

	Year ended December 31,
	2025	2024
Net income attributable to Koppers	$56.0	$52.4
Adjustments to arrive at adjusted net income:
LIFO (benefit) expense(1)	(11.0)	6.1
Impairment, restructuring and plant closure costs	51.9	17.3
(Gain) loss on sale of assets	(0.4)	10.7
Mark-to-market commodity hedging (gains) losses	(34.2)	7.9
Acquisition inventory step-up amortization	0.0	2.3
Pension settlement and expense	28.3	4.0
Amortization of cloud-based software implementation costs	1.2	0.3
Total adjustments	35.8	48.6
Adjustments to income tax and noncontrolling interests
Income tax on adjustments to pre-tax income	(8.8)	(9.6)
Noncontrolling interest	0.0	(3.9)
Effect on adjusted net income	27.0	35.1
Adjusted net income attributable to Koppers	$83.0	$87.5
Diluted weighted average common shares outstanding (in thousands)	20,405	21,291
Earnings per share:
Diluted earnings per share	$2.74	$2.46
Adjusted earnings per share	$4.07	$4.11
(1)The LIFO expense adjustment removes the entire impact of LIFO and effectively reflects the results as if we were on the FIFO inventory basis.
WWW.KOPPERS.COM

KOPPERS VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.investorvote.com/KOP** or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL LISTED NOMINEES AND "FOR" PROPOSALS 2, 3 AND 4.

1. PROPOSAL FOR ELECTION OF DIRECTORS

Nominees:

Nominee	For	Against	Abstain
01 - Leroy M. Ball	☐	☐	☐
02 - Xudong Feng, Ph.D.	☐	☐	☐
03 - Traci L. Jensen	☐	☐	☐
04 - David L. Motley	☐	☐	☐
05 - Laura J. Posadas	☐	☐	☐
06 - Andrew D. Sandifer	☐	☐	☐
07 - Nishan J. Vartanian	☐	☐	☐
08 - Sonja M. Wilkerson	☐	☐	☐

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

8 3 D M

048F4D

The 2026 Annual Meeting of Shareholders of Koppers Holdings Inc. will be held on
Thursday, May 7, 2026, at 10:00 a.m. Eastern Daylight Time, virtually via the Internet at https://meetnow.global/MRHZTGZ

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 7, 2026.
The Proxy Statement and the 2025 Annual Report to Shareholders are available at: https://materials.proxyvote.com/50060P

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Koppers Holdings Inc.

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ANNUAL MEETING OF SHAREHOLDERS – May 7, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder hereby appoints Bradley A. Pearce and Andrew T. Tillapaugh or either of them, as proxies, each with the power to act without the other and power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse, and in their discretion on any other business which may properly come before the Annual Meeting of Shareholders (the "Annual Meeting"), all the shares of stock of Koppers Holdings Inc. held of record by the undersigned on March 16, 2026, at the Annual Meeting to be held on May 7, 2026, or any adjournments thereof. **If this proxy card is executed and no direction is given, such shares will be voted for all listed nominees and in accordance with the recommendation of the Board of Directors on the other matters referred to on the reverse side and in the discretion of Bradley A. Pearce and/or Andrew T. Tillapaugh on such other business as may properly come before the meeting.**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL LISTED NOMINEES AND "FOR" PROPOSALS 2, 3 AND 4.

YOU MAY RECEIVE MORE THAN ONE PROXY CARD FOR SHARES OF COMMON STOCK THAT YOU OWN DEPENDING ON HOW YOU OWN YOUR SHARES. PLEASE COMPLETE, SIGN AND RETURN EACH PROXY CARD THAT YOU RECEIVE AS EACH CARD REPRESENTS SEPARATE SHARES OF COMMON STOCK HELD BY YOU.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.	Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. ☐

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